                                                               Semiannual Report


       [GRAPHIC]                       [GRAPHIC]                     [GRAPHIC]

The Contrarian Fund-TM-            Diversified Growth Fund      Emerging Growth Fund



       [GRAPHIC]                       [GRAPHIC]                     [GRAPHIC]

Global Natural Resources Fund      Global Value Fund        The Information Age Fund-TM-




       [GRAPHIC]               [GRAPHIC]             [GRAPHIC]            [GRAPHIC]

MicroCap Growth Fund   MidCap Opportunities Fund   Partners Fund     Value + Growth Fund


RS Funds


For the Six Months Ended
June 30, 1999

[LETTERHEAD]



1-800-766-3863

CURRENT INFORMATION

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   asset values.
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-  Updated commentary on each
   of the funds from our portfolio
   managers. Accessible through our
   Web site or our toll free number.
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   information, 24 hours a day.

RS FUNDS

The Contrarian Fund-TM-


Diversified Growth Fund


Emerging Growth Fund


Global Natural Resources Fund


Global Value Fund

The Information Age Fund-TM-

MicroCap Growth Fund


MidCap Opportunities Fund


Partners Fund


Value + Growth Fund



                                                                          [LOGO]

SEMIANNUAL REPORT


Dear Shareholder:                                                    August 1999

[PHOTO]

I am pleased to report that RS Investment Management enjoyed an excellent first half as most of our funds exceeded their respective benchmarks and also did well on an absolute return basis. Moreover, on June 30, 1999, Morningstar awarded the RS Emerging Growth Fund (our oldest fund) a five star rating for its performance over the last ten years.* Building an outstanding long-term performance record is what we work towards every day and thus achieving this award is very gratifying. At RS Investment Management, we emphasize long-term returns, in part because many of our funds invest in small- and mid-cap companies that have higher price volatility than large-cap companies. With these funds, it is normal from time to time for them to correct 20 to 25% during a quarter and then rebound in subsequent periods. Maintaining a long-term perspective is a key element to investment success--both for you and us.

Our buyout of RS Investment Management, which was completed February 28, has gone very smoothly. As discussed in previous communications, the final step in this transition occurred in early August. At that time, we changed all newspaper and investment publication listings from Robertson Stephens Funds to RS Funds. If you have not already done so, please make a note of this change.

You will notice we have included a new feature in this report--investment styleboxes for each fund. These are designed to make it easier for you to evaluate how our funds impact your overall investment portfolio. In addition, we are continually seeking out new ways to provide you timely information, and we believe the Internet is the ideal tool. For example, the managers' letters and performance statistics included in this report, have been available on our web site since they were completed, which is several weeks before you receive this printed version. This is due to the time it takes to print and mail these reports. If you would like to be automatically notified by e-mail of these types of postings, you may sign up by visiting our web site at www.rsim.com. Additionally, if you have suggestions on how we can make our reports more useful to you, please e-mail me directly with your ideas.

As I look over our managers' letters, I cannot help but notice the numerous discussions of new business opportunities that are being created by new technologies and its impact on how we live in this world. The rate of new technology development is not slowing. Being located in the heart of the venture capital community in San Francisco gives us an inside look at these developments. The pace of venture capital activity is at record levels and accelerating. These new companies developing businesses in new markets should be very positive for investors in general and for active investors, like our firm in particular, in the years to come.

Thank you for your support as shareholders.

/s/ G. Randy Hecht

G. Randy Hecht
CHAIRMAN & CEO
RS Investment Management
randy_hecht@rsim.com

* Overall Morningstar ranking out of 189 small-cap stock equity funds. Morningstar's proprietary risk-adjusted ratings reflect the Fund's 10-year historical performance through 6/30/99. The star ratings are recalculated monthly. If the fund scores in the top 10% of its broad investment category, it receives five stars (Highest); if it falls in the next 22.5%, it receives four stars.

                                                                        RS FUNDS


TABLE OF CONTENTS

FUND INFORMATION
The Contrarian Fund-TM- .................................  4

Diversified Growth Fund .................................  7

Emerging Growth Fund .................................... 10

Global Natural Resources Fund ........................... 13

Global Value Fund ....................................... 16

The Information Age Fund-TM- ............................ 19

MicroCap Growth Fund .................................... 22

MidCap Opportunities Fund ............................... 25

Partners Fund ........................................... 28

Value + Growth Fund ..................................... 31


FINANCIALS


Schedule of Investments ................................. 34

Statement of Assets and Liabilities ..................... 52

Statement of Operations ................................. 54

Statement of Changes in Net Assets ...................... 56

Financial Highlights .................................... 60

Notes to Financial Statements ........................... 64

SEMIANNUAL REPORT


THE CONTRARIAN FUND-TM-

                                                                       [GRAPHIC]
                                                               Investment Style*
                                                 Large Cap   Mid Cap   Small Cap
                                                 Growth      Blend     Value
                            FUND PHILOSOPHY

SENIOR PORTFOLIO            The Contrarian Fund-TM- seeks to achieve
MANAGERS                    maximum long-term growth of capital by
                            investing worldwide in growing companies
Paul H. Stephens            that are attractively priced. The Fund
                            invests on a global basis in an effort to
Andrew P. Pilara, Jr.       make timely investments in new discovery
                            ideas or in companies and industries that
Rick Barry                  are neglected, unpopular or overlooked. When
                            appropriate, the Fund will short sell
                            stocks.

--------------------------------------------------------------------------------
                                  FUND UPDATE

The Contrarian Fund-TM- had an excellent first half of the year, closing up 27.94%, and outperformed its primary benchmark, the MSCI AC World Index,(2) which closed up 12.34%. We have begun the climb back from our poor performance of 1997-1998. There is a lot more work to do, and I believe we are up to the task.

The initial results of our three-manager strategy have been very favorable. We have increased diversification within the Fund and reduced our volatility, but have not deviated from our contrarian style. We strive to be contrarian when it counts, with the potential to perform better than our competition in market declines. That will, of course, not always happen. Our unique ability to short gives us an advantage, versus most other mutual funds, in a declining market. In bull markets we will give up some performance because of our short positions, but in a bear market we would expect our shorts to help our performance.

Like everyone else, we are cognizant of the record high valuations and we are hedging with our short positions. We are "plain vanilla" hedgers--we do not use futures or options. We can be called fundamental short sellers. We short stocks with poor and deteriorating fundamentals.

Although reduced, we still have a core position in resource companies. We did not sell our core resource positions at the bottom. Both the Inco Ltd., VBN shares (5.77% of the Fund as of 6/30/99) and Ivanhoe Energy, Inc. (formerly Black Sea Energy, Ltd.) (5.59%) were stand-out performers in the first half of 1999. We handled our gold investments differently. With the continuing decline in the price of gold and the central banks selling their reserves, we felt it was prudent to reduce our position in gold stocks, which is currently 5.8%.

Ivanhoe Energy, Inc., with new management, has developed a significant position in the San Joaquin Basin (California) deep gas play. This is one of the most intriguing North American natural gas exploration prospects. The blow-out of the East Lost Hills Well (Berkley Petroleum group) has focused exploration companies in lands that have historically produced a lot of oil. In the next year, we expect to see a number of joint ventures, seismic shoots, and 4 - 5 exploratory wells drilled. The potential reserve numbers are very substantial.

The fundamental backdrop for resource stocks is improving. While we are not expecting a global v-shaped economic recovery, we are likely to see economic expansion in Asia and other emerging markets, and we expect an increased demand in base metals. Last year our Fund was negatively impacted by the Asian crisis. For the next two years, I believe the forecasted Asian recovery will have a very positive influence on our resource investments.

We have new contrarian investments in cement, retail, technology, and airlines. We own three cement companies--Lafarge Corporation (0.79%), Lone Star Industries, Inc. (2.51%), and Southdown, Inc. (0.95%). As a result of the new

--------------------------------------------------------------------------------
*Due to the investment style of the Fund, all categories within the Investment Style box are applicable.

                                                                        RS FUNDS
highway bill, we expect to see an increase in construction material expenditures in the next six years, which we believe will surpass the construction costs of the original interstate highway system in the 1950's. Cement prices are going up, and cement companies are generating significant cash flow.

Our retail investments include: Payless ShoeSource, Inc. (1.98%)--the dominant shoe company in the United States; Kmart Corporation (2.19%)--a new format, an improved balance sheet, and a restructuring nearing completion; and Liz Claiborne, Inc. (0.95%)--an undervalued high-return retailer.

Our technology investments include QUALCOMM, Inc. (3.23%), when it was a contrarian investment (our cost $26) and Apple Computer, Inc. (3.36%), where we bought a cheap stock in front of a hot selling new product.

Warren Buffet said he would never own an airline, so you know this is contrarian. We own AMR Corporation (American Airlines) (2.30%). Even Mr. Buffet might look at an airline at less than 5x 1999 earnings. This airline is currently under 5x earnings, excluding the market value of Sabre, Inc., a computer reservation system.

We had an excellent first half of 1999. We believe our Fund is well positioned, long and short, for where we are in this stock market cycle.

Thank you for your support and trust.

/s/ Paul H. Stephens
Paul H. Stephens
PORTFOLIO MANAGER

/s/ Andrew P. Pilara, Jr.
Andrew P. Pilara, Jr.
PORTFOLIO MANAGER

/s/ Rick Barry
Rick Barry
PORTFOLIO MANAGER

                                                                   July 26, 1999
--------------------------------------------------------------------------------
International investing can involve greater currency fluctuations and less political and economic stability. Investing in smaller companies can involve more volatility, less liquidity, and less publicly available information. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Short selling is the sale of a borrowed security, and the price of the security can increase between the date the security is sold and the date when the fund must replace it. Options and futures may not be perfectly correlated to the underlying index or security. High-yielding, lower-quality debt securities may be considered to be of lower standing and more speculative.

SEMIANNUAL REPORT

ASSETS UNDER MANAGEMENT:  $134.92 million

ASSET ALLOCATION

                 RS FUNDS
         DATA AS OF JUNE 30, 1999

                CONTRARIAN
[CHART]

         SECTOR
Energy                                   16.8%
Short Positions(net)                     21.7%
Media                                    10.5%
Computers - Hardware and Software        10.2%
Financial Services                        6.6%
Construction/Infrastructure               6.3%
Gold Mining                               5.8%
Nickel Mining                             5.8%
Consumer & Specialty Retail               4.7%
Consumer & Business Services              4.1%
Transportation                            3.7%
Telecommunications                        3.4%



Other & Other Liabilities, Net            0.4%
Total                                  100.00%

DATA AS OF JUNE 30, 1999

TOP TEN HOLDINGS
Dundee Bancorp, Inc.                     6.61%
Inco Ltd., VBN Shares                    5.77%
Metromedia International Group, Inc.     5.73%
Ivanhoe Energy, Inc.(4)                  5.59%
CD Radio, Inc.                           4.23%
Apple Computer, Inc.                     3.36%
PennzEnergy Company                      3.27%
QUALCOMM, Inc.                           3.23%
Indochina Goldfields, Ltd.               3.17%
Consolidated African Mines, Ltd.         2.57%

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT (IF INVESTED ON 6/30/93)
[CHART]

---------------------------------------------------------------------
                          CF                   MSCI AC WORLD
DATE                     10K                        10K
---------------------------------------------------------------------
     6/93        $        10,000       $        10,000
     9/93        $         9,559       $        10,439
    12/93        $        11,186       $        10,756
     3/94        $        12,098       $        10,730
     6/94        $        11,618       $        10,987
     9/94        $        11,078       $        11,348
    12/94        $        10,568       $        11,101
     3/95        $        10,739       $        11,391
     6/95        $        12,626       $        11,831
     9/95        $        13,308       $        12,384
    12/95        $        13,830       $        12,847
     3/96        $        16,731       $        13,308
     6/96        $        16,038       $        13,682
     9/96        $        16,440       $        13,741
    12/96        $        16,828       $        14,240
     3/97        $        17,062       $        14,326
     6/97        $        16,036       $        16,389
     9/97        $        15,244       $        16,695
    12/97        $        11,862       $        16,036
     3/98        $        12,127       $        18,186
     6/98        $        10,769       $        18,226
     9/98        $         7,520       $        15,916
    12/98        $         7,984       $        19,194
     3/99        $         8,392       $        19,899
     6/99        $        10,214       $        21,563

PERFORMANCE UPDATE

                                                                     FIVE-YEAR                 TOTAL       AVERAGE ANNUAL
                            YEAR TO DATE           ONE-YEAR            AVERAGE          RETURN SINCE         RETURN SINCE
                            TOTAL RETURN       TOTAL RETURN      ANNUAL RETURN          INCEPTION(1)         INCEPTION(1)
---------------------------------------------------------------------------------------------------------------------------
The Contrarian Fund-TM-           27.94%             -5.15%             -2.54%                 2.14%                0.35%
MSCI AC World Index(2)            12.34%             18.31%             14.44%               115.63%               13.66%
S&P 500 Index(3)                  12.32%             22.77%             27.85%               246.37%               22.99%

Performance data quoted represents past performance, and past performance is no guarantee of future results. You should realize that investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

(1) Inception date 6/30/93

(2) The Morgan Stanley Capital International (MSCI) All Country World Index is an unmanaged, market capitalization-weighted index composed of companies representative of the market structure of 47 developed and emerging market countries. You cannot invest in an index.

(3) The S&P 500 Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.

(4) Formerly Black Sea Energy Ltd. New name effective 7/2/99.

                                                                        RS FUNDS

DIVERSIFIED GROWTH FUND

                                                                       [GRAPHIC]
                                                                INVESTMENT STYLE
                                                                       Small Cap
                                                             Blend

             FUND PHILOSOPHY

             The RS Diversified Growth Fund seeks to achieve
             long-term capital growth by investing primarily in
             small-cap value and growth stocks across diverse
             companies and sectors. Our flexible, bottom-up
             approach is based on our search for a growth
             catalyst and trend analysis. We look for
             well-managed companies with improving fundamentals
             that may be positioned for growth. Our formula for
             long-term success also includes a disciplined
[PHOTO]      approach to risk: losses are eliminated quickly, and     [PHOTO]
John L.      we are constantly looking for attractive new             John H.
Wallace      opportunities.                                           Seabern

--------------------------------------------------------------------------------
                                  FUND UPDATE

The RS Diversified Growth Fund returned 44.81% for the six months ending June 30, 1999. We were quite pleased with our performance, especially when compared to our primary benchmark, the Russell 2000 Index,(2) which returned 9.28% for the same period. We were also pleased to have outperformed the S&P 500 Index,(3) up only 12.32% for the six months ending June 30, 1999.

Small-cap stocks came to life and dramatically outperformed in April and May of this year. Since 1994 small stocks have dramatically underperformed the market. During that time, there have been only three short periods where small-caps have outperformed, summer of 1995, first half of 1996, and fall of 1997, before large-cap stocks regained superior relative performance.

Small stocks have done quite well since March of this year, and we think that the bear market for small-cap stocks that began in October 1997 may have ended. Relative valuations of small-caps are attractive, especially on such measures of price to cash flow, and price to sales which are at twenty-year lows. Merger and acquisition activity among smaller companies is at a fifteen-year high, while money flows into small-cap mutual funds are at a ten-year low. Almost the entire net inflow into U.S. mutual funds in the first quarter of 1999 went into large-cap growth and S&P 500 Index funds as investors overlooked the small-cap sector. We use this as a contrary indicator, which has stood the test of time and, along with valuations, makes a convincing case for the return of small-caps.

The technology and telecommunications revolution continues to impact our lives. Our investments in this area were the primary contributors to our performance during the last six months. It has been difficult to keep up with the changes in computer and communications technologies during the past decade. Moore's Law states that microchip power doubles every eighteen months. As semiconductors become faster, computers are able to access and store more information. The carrying capacity of communications lines (aka bandwidth) is expanding at breakneck speed, and its implications for high speed Internet access and data and video products and services are broad. E-commerce and the Internet are a revolution unto themselves. All of these areas have provided positive investment opportunities year to date.

The enormity and rapidity of these changes often makes it difficult to predict the ultimate long-term winners. Our discipline and focus have been on well-managed companies that are at the forefront of new product cycles in the following primary technology sectors: telecom services, wireless, cable, semiconductors, and Internet access and content. We are investing in companies that are adopting new strategies to take advantage of this growth: Primus Telecommunications Group, Inc. (2.61% of the Fund as of 6/30/99), and Startec Global

--------------------------------------------------------------------------------

SEMIANNUAL REPORT

Communications Corporation (3.01%) in the international long distance arena; and CapRock Communications Corporation (3.69%) and IXC Communications, Inc. (2.19%) are competitive local exchange carriers that are attractive, especially with the likelihood of increased consolidation with established carriers and Regional Bell Operating Companies.

Cellular demand is continuing to rise. The transition from analog to digital is driving penetration levels in the U.S. higher. Our investments in Western Wireless Corporation (1.23%) and Omnipoint Corporation Combination (1.47%) paid off due to accelerated consolidation in the industry. Cable revenue growth continues as new services are being developed and deployed through digital set top boxes. Rollouts of high-speed cable modems continue to be strong. Over the next several years we expect all computers to have built in cable modems. Our favorite stocks in this area include several programming and content providers:
New Frontier Media, Inc. (3.30%), AT&T Corporation-Liberty Media Group (1.30%), and Shop At Home, Inc. (0.14%)

Semiconductor sales seem to be improving after a three-year slump. Average selling prices and unit volumes are improving, especially in the communications-end markets. We think that our investments in ANADIGICS, Inc. (1.50%), Cypress Semiconductor Corporation (1.17%), and SpeedFam-IPEC, Inc. (0.81%) will be beneficiaries of this trend.

The Internet is changing the way people communicate, buy and sell goods and services, and spend their leisure time. Its growth and influence on our lives is coming at a record pace. The Internet industry is broad, encompassing many companies. The challenge for investors is to distinguish the long-term profit potential of many Internet businesses. With many early-stage Internet stocks receiving multi-billion dollar market capitalizations, valuations are virtual, reflecting extremely high expectations of investors. The supply of stock offered by Internet IPOs (according to Ned Davis Research, over 70 YTD vs. 96 total from the last three years) will eventually overwhelm demand.

The Internet is still in a developmental stage and economic profits are a fantasy for most companies. Time will separate the long-term survivors from the "also-rans." We are focusing on quality companies and paying attention to risk.

Since 1996, we have been long-term bullish on energy and the oil service sector. The Asian crisis in late 1997-1998 reduced global demand sharply and was instrumental in driving oil prices to the mid-1980's low of $9-10 per barrel. This year the economies of Asia are improving. OPEC members have cut output quotas and the prices have risen sharply. We have positioned the portfolio to take advantage of what we believe could be a strong rebound in profitability for the service sector in late 1999 and beyond. Growing global demand from countries seeking higher standards of living will lead to increased production and higher prices for oil and natural gas. We know there will be cyclical price swings within the secular trend. Offshore drillers and service companies such as ENSCO International, Inc. (0.81%), Rowan Companies, Inc. (0.75%), and BJ Services Company (1.07%) should benefit from a spending increase by major oil companies. Exploration and production companies such as Apache Corporation (1.09%) and Devon Energy Corporation (0.91%) have good production profiles and will benefit from stronger natural gas prices.

Our philosophy of searching for above average growth with a disciplined approach to risk management has paid off in the first half of 1999. We want to remind investors that successful equity investing is not a short-term proposition. We remain focused on the long-term. On behalf of the entire Diversified Growth team, we thank you for your support.


/s/ John L. Wallace               /s/ John H. Seabern

John L. Wallace                   John H. Seabern
Portfolio Manager                 Co-Portfolio Manager

                                                                   July 15, 1999
--------------------------------------------------------------------------------

International investing can involve greater currency fluctuations and less political and economic stability. Investing in smaller companies can involve more volatility, less liquidity, and less publicly available information. Options and futures may not be perfectly correlated to the underlying index or security. High-yielding, lower-quality debt securities may be considered to be of lower standing and more speculative.

                                                                        RS FUNDS


ASSETS UNDER MANAGEMENT: $98.73 million

ASSET ALLOCATION

                 RS FUNDS
            Data as of 6-30-99

            DIVERSIFIED GROWTH
[CHART]

                SECTOR
Telecom Equipment & Services             27.4%
Computer Technology                      17.6%
Internet Services                         9.8%
Energy & Energy Services                  9.4%
Media                                     8.4%
Health / Medical / Biotechnology          5.6%
Business / Commercial Services            4.1%
Consumer & Specialty Retail               3.4%
Convertible Preferred                     2.5%
Financial                                 2.1%
Options                                   0.3%



Total Short Term Investments              0.5%
Other & Other Liabilities, Net            8.9%
Total                                  100.00%

DATA AS OF JUNE 30, 1999

TOP TEN HOLDINGS
CapRock Communications Corporation ......3.69%
New Frontier Media, Inc. ................3.30%
Startec Global Communications Corp. .....3.01%
Primus Telecommunications Group, Inc. ...2.61%
IXC Communication, Inc. .................2.19%
First Sierra Financial, Inc. ............2.08%
Sabratek Corporation ....................1.77%
Sawtek, Inc. ............................1.74%
Excel Switching Corporation .............1.67%
Verity, Inc. ............................1.65%

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT (IF INVESTED ON 8/1/96)
[CHART]

---------------------------------------------------
                   DG                  R 2000
DATE              10K                   10K
---------------------------------------------------
   8/1/96      $       10,000       $       10,000
     9/96      $       11,110       $       10,873
    12/96      $       12,420       $       11,439
     3/97      $       11,870       $       10,847
     6/97      $       13,320       $       12,606
     9/97      $       16,670       $       14,482
    12/97      $       16,077       $       13,997
     3/98      $       18,665       $       15,405
     6/98      $       17,199       $       14,687
     9/98      $       14,405       $       11,728
    12/98      $       18,694       $       13,641
     3/99      $       20,976       $       12,901
     6/99      $       27,070       $       14,907

PERFORMANCE UPDATE

                                                                       TOTAL        AVERAGE ANNUAL
                            YEAR TO DATE          ONE-YEAR      RETURN SINCE          RETURN SINCE
                            TOTAL RETURN      TOTAL RETURN         INCEPTION(1)          INCEPTION(1)
--------------------------------------------------------------------------------------------------
Diversified Growth Fund           44.81%            57.39%            170.70%               40.77%
Russell 2000 Index(2)              9.28%             1.50%             49.07%               14.69%
S&P 500 Index(3)                  12.32%            22.77%            121.46%               31.39%

Performance data quoted represents past performance, and past performance is no guarantee of future results. You should realize that investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

(1) Inception date 8/1/96.

(2) The Russell 2000 Index is an unmanaged market capitalization-weighted index composed of 2,000 U.S. companies with an average market capitalization of $406.5 million. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.

(3) The S&P 500 Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.

SEMIANNUAL REPORT


EMERGING GROWTH FUND

                                                                       [GRAPHIC]
                                                                INVESTMENT STYLE
                                                                       Small Cap
                                                             Growth
                        FUND PHILOSOPHY

                        The RS Emerging Growth Fund seeks capital appreciation
                        by investing primarily in smaller, rapidly growing
                        companies. The Fund is actively managed, involving
                        hands-on fundamental research that includes extensive
                        travel and visits with company managements. The Fund
                        seeks to invest in companies that are growing at least
                        20% annually, are market share leaders, and are managed
                        by executives who can leverage a competitive advantage
                        and consistently execute in today's business
[PHOTO]                 environment. The Fund is intended for investors with
James L. Callinan       long-term investment goals.

--------------------------------------------------------------------------------
                                  FUND UPDATE

The RS Emerging Growth Fund experienced outstanding performance in the first half of 1999, closing up 49.67%. Driven by Internet, technology and media stock price appreciation, it significantly outperformed its benchmark, the Russell 2000 Growth Index,(2) which closed up 12.82%. Second quarter performance for the Fund was 17.00% while the Russell 2000 Growth Index was up 14.75%. We believe that we are still at the early stages of a small capitalization growth stock rally and that our Fund is well positioned to benefit from continued demand by the stock market for the fastest growing smaller companies.

The characteristics of our largest holdings remain those who can show explosive revenue growth, market share gains, proprietary advantages, strong profit margins and great management. Examples of several outstanding companies of this ilk include EchoStar Communications Corporation (DISH) (1.65% of the Fund as of 6/30/99), Check Point Software Technologies, Ltd. (CHKP) (1.02%), and Power Integrations, Inc. (POWI) (1.55%). Each company has a number of qualities we like to see: an emerging industry with attractive secular revenue growth rates, open ended markets, and a demonstrated proprietary advantage with attendant barriers to entry and competition.

EchoStar Communications is one of two participants in the satellite broadcasting industry, which is benefiting from the growing consumer demand for high quality video entertainment delivered through satellite dishes. Its Dish Network offers more extensive programming of pay per view and premium television channels than cable does. It will also benefit from government deregulation of local broadcasting, which will permit satellite firms to offer local programs over the air. Its technological advantage lies primarily in program delivery, in that its channel capacity will soon be 10 times that of the average cable television network. Interestingly enough, satellite players may extend this lead as many cable companies intend to invest in providing Internet access rather than increased channel capacity. As such, cable companies have left their core business vulnerable to attack from a premium product. We believe that EchoStar Communications will increase its subscriber base from 3 million to 10-15 million over the next 5 years and these subscribers are usually valued at $3,000-$4,000 per subscriber in the stock market.

Check Point Software is the leading company in the firewall market, another emerging subsegment of the Internet, with a 50% market share. Currently, firewalls are by far the most important security product used on the Internet. As corporations launch transaction and interactive sites, firewalls block access by unauthorized users of a corporation's most precious Information Technology
(IT) assets. Firewalls protect IT assets from points of connection to the Internet, and as the number of these connections per organization increases, firewall demand rises similarly. We expect its unit volume will grow linearly with the sheer explosion of web and e-mail sites on the Internet. Check Point Software's advantage lies in the simplicity of installation, programmability, and in the broad range of

--------------------------------------------------------------------------------

                                                                        RS FUNDS
complex transactions and functionality it supports. Check Point Software participates in a market with the potential to sell 100 million firewall units cumulatively over the next 5 years. At an estimated price of $500 per unit, these unit sales could top $50 billion of cumulative revenue, which contrasts quite dramatically to its present market share of 50% and its market capitalization of $2 billion.

Power Integrations supplies a key integrated circuit used in power supplies for cellular phones, notebooks, personal computers, hand-held devices, and, in the future, electrical appliances. The key product benefits for buyers of its circuits are a smaller form factor and reduced power requirements. Power Integrations principal advantages are its ultra low manufacturing costs which is 75-85% lower than the costs of its competitors and its voluminous patent portfolio. Power Integrations receives about 50% of revenues from cell phones and notebooks, but these two industry segments are dwarfed by the vast potential of the television, electrical and electronic appliance markets. A huge target market, low-cost producer status, and an environmentally friendly product add up to continued outperformance potential.

The preceding investments are held in the Fund and demonstrate a number of the qualities we look for in emerging growth companies. The common themes are fast revenue growth, a recently emerged industry segment, a proprietary advantage that allows the firm to gain market share, and open-ended revenue potential that will sustain 20% growth for at least 3-5 years.

We have not changed our strategy of searching for new firms that demonstrate these attractive characteristics. Initial Public Offerings are coming at a furious pace and presently require extensive analytical resources and effort. However, we believe that this is time well spent, as these new firms may become the bedrock holdings of the Fund in 2-3 years, just as EchoStar Communications, Check Point Software, and Power Integrations are now. Additionally, we pursue greater in-depth knowledge of these immature public companies because we find that they are frequently priced inefficiently. The wild swings that they enjoy, or endure as the case may be, provide us our livelihood in that we seek to profit from these sell-offs and run-ups, respectively. Our knowledge levels on companies covered by our internal analysts give us an edge, a greater degree of confidence, if you will, to step in and buy when others fear a steep decline.

We want to thank our loyal shareholders for sticking with us to enjoy this unusually good first half of 1999. We also would like to extend a warm welcome to our newest holders who joined us in 1999 and introduce you to our philosophy of "profiting from volatility." Because our asset class, small capitalization growth stocks, is the most price volatile, we ask that, to the best of your ability, you ignore these wild swings and allow us to find the best bargains and opportunities when the inevitable 25% or greater correction occurs. If you sell your shares during these inevitable rocky times, you leave during the time when I get most excited about managing the Fund: I can buy the best companies at steep price discounts due to the panic of others. We hope that you will place your trust in our ability to seek out some great ideas for you coming out of these dramatic price declines. Our goal is to let you sleep well at night, knowing that we are looking out for your portfolio of small company, emerging growth stocks.

/s/ James L. Callinan

James L. Callinan
PORTFOLIO MANAGER

                                                                   July 16, 1999
--------------------------------------------------------------------------------

Investing in smaller companies can involve risks such as less publicly available information than larger companies, volatility, and less liquidity.

SEMIANNUAL REPORT

ASSETS UNDER MANAGEMENT:  $1.01 BILLION

ASSET ALLOCATION
[CHART]

                     RS Funds
                Data as of 6-30-99
                  EMERGING GROWTH

                SECTOR                 %
Technology                               26.6%
Internet Commerce & Services             17.5%
Telecom Equipment / Services             12.7%
Medical / Healthcare / Biotech            8.6%
Financial Services                        4.9%
Media                                     4.7%
Business Services/ Commercial Services    4.7%
Consumer & Specialty Retail               4.6%
Broadcasting/Radio/TV                     2.3%
Advertising                               2.0%
Energy                                    2.0%
Network Systems                           1.5%
Travel Services                           1.2%



Total Short Term Investments              3.8%
Other & Other Assets, Net                 2.9%
Total                                  100.00%

DATA AS OF JUNE 30, 1999

TOP TEN HOLDINGS
Exodus Communications, Inc. .............1.80%
Cree Research, Inc. .....................1.67%
EchoStar Communications Corporation .....1.65%
Siebel Systems, Inc. ....................1.58%
Laser Vision Centers, Inc. ..............1.56%
Power Intergrations, Inc. ...............1.55%
Knight/Trimark Group, Inc. ..............1.51%
Gemstar International Group, Ltd. .......1.46%
Allegiance Telecom, Inc. ................1.41%
MindSpring Enterprises, Inc. ............1.14%

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT (IF INVESTED ON 11/30/87)
[CHART]

------------------------------------------------------------------------------------------------------------------------------------
                        EGF               R 2000 DIV GROWTH
DATE                    10K                      10K
-----------------------------------------------------------
 11/30/87           $        10,000       $        10,000
    12/87           $        12,611       $        11,040
     3/88           $        13,892       $        12,963
     6/88           $        15,222       $        13,786
     9/88           $        14,114       $        13,406
    12/88           $        14,383       $        13,289
     3/89           $        15,728       $        14,276
     6/89           $        16,709       $        15,200
     9/89           $        18,924       $        16,558
    12/89           $        20,776       $        15,970
     3/90           $        21,139       $        15,545
     6/90           $        24,638       $        16,526
     9/90           $        19,290       $        12,214
    12/90           $        22,765       $        13,189
     3/91           $        29,339       $        17,219
     6/91           $        26,862       $        16,622
     9/91           $        31,544       $        18,415
    12/91           $        36,140       $        19,940
     3/92           $        35,561       $        20,486
     6/92           $        29,428       $        18,026
     9/92           $        28,974       $        18,375
    12/92           $        35,218       $        21,490
     3/93           $        30,891       $        21,105
     6/93           $        30,744       $        21,713
     9/93           $        35,365       $        23,740
    12/93           $        37,759       $        24,364
     3/94           $        38,578       $        23,371
     6/94           $        35,428       $        21,898
     9/94           $        41,014       $        23,944
    12/94           $        40,765       $        23,772
     3/95           $        43,213       $        25,076
     6/95           $        42,392       $        27,563
     9/95           $        49,180       $        30,698
    12/95           $        49,045       $        31,151
     3/96           $        50,730       $        32,941
     6/96           $        57,062       $        34,866
     9/96           $        57,884       $        34,569
    12/96           $        59,585       $        34,660
     3/97           $        51,242       $        31,025
     6/97           $        62,969       $        36,471
     9/97           $        76,240       $        42,642
    12/97           $        70,633       $        39,147
     3/98           $        83,544       $        43,798
     6/98           $        85,280       $        41,282
     9/98           $        65,347       $        32,052
    12/98           $        90,424       $        39,628
     3/99           $       115,680       $        38,962
     6/99           $       135,341       $        44,708

PERFORMANCE UPDATE

                                                             FIVE-YEAR      TEN-YEAR
                                                               AVERAGE       AVERAGE            TOTAL   AVERAGE ANNUAL
                            YEAR TO DATE        ONE-YEAR        ANNUAL        ANNUAL     RETURN SINCE     RETURN SINCE
                            TOTAL RETURN    TOTAL RETURN        RETURN        RETURN     INCEPTION(1)     INCEPTION(1)
----------------------------------------------------------------------------------------------------------------------
Emerging Growth Fund              49.67%          58.70%        30.75%        23.27%         1253.41%           25.21%
Russell 2000 Growth Index(2)      12.82%           8.30%        15.34%        11.39%          347.08%           13.79%
S&P 500 Index(3)                  12.32%          22.77%        27.85%        18.76%          715.63%           19.85%

Performance data quoted represents past performance, and past performance is no guarantee of future results. You should realize that investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

(1) Inception date 11/30/87.

(2) The Russell 2000 Growth Index is an unmanaged market capitalization-weighted index containing those securities in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.

(3) The S&P 500 Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.

                                                                        RS FUNDS

GLOBAL NATURAL RESOURCES FUND

                                                                       [GRAPHIC]
                                                               INVESTMENT STYLE*
                                                 Large Cap   Mid Cap   Small Cap
                                                 Growth      Blend     Value
                        FUND PHILOSOPHY

                        The RS Global Natural Resources Fund seeks to achieve
                        long-term capital appreciation by investing in companies
                        principally engaged in the discovery, development,
                        production, or distribution of natural resources; the
                        development of technologies for the production or
[PHOTO]                 efficient use of natural resources; or the furnishing of
Andrew P. Pilara, Jr.   related supplies or services.

--------------------------------------------------------------------------------
                                  FUND UPDATE

The RS Global Natural Resources Fund was the #1 natural resources fund for the second quarter according to Lipper.(4) We are obviously pleased with our performance in the first half of 1999, as the Fund closed up 34.05% and outperformed its benchmark, the Lipper Natural Resources Index,(2) which closed up 29.64%. We believe that we are early in a secular upswing in resource stocks. The corporate mind-set of many of these companies has shifted from increasing volume at all costs to improving profitability (returns). The majority of resource stocks have destroyed shareholder value for the last twenty years. Commodity prices affect stock prices short-term, but companies' capital deployment strategies affect stock prices long-term.

We have benefited from our energy exposure and, in particular, our natural gas investments. We like commodities with increasing demand and decreasing supply. In the United States the rig count is still down about 35% versus last year. The situation in Canada is even more dramatic with natural gas prices up 100% year over year. Canadian gas pipeline capacity to the United States is in the process of increasing 30%. At the same time, decline rates for Canadian gas production continue to increase--exceeding 20%. Canadian gas companies are shaping up to be one of our best resource opportunities. We believe that we are well positioned with investments in:

- Anderson Exploration, Ltd. (4.53% of the Fund as of 6/30/99)
- Beau Canada Exploration, Ltd. (2.21%)
- Calahoo Petroleum, Ltd.(2.59%)
- Canadian Hunter Exploration, Ltd. (6.71%)

Another energy theme I want to highlight is coal bed methane--the extraction of gas from coal seams. Our investments are primarily in the Rockies. These wells are usually small, shallow, and cheap, but most importantly the companies are experiencing rates of return of 35-40% on these prospects. I believe it is probably the hottest resource play in the United States. We are participating with investments in:

- Evergreen Resources, Inc. (1.45%)
- Pennaco Energy, Inc.(1.69%)
- Western Gas Resources, Inc. (6.92%)

Our "sleeper" investment in coal bed methane is PennzEnergy Company (5.30%). With the announced merger into Devon Energy, the combined company will bring together Devon's expertise in San Juan Basin and Powder River coal bed methane with PennzEnergy's acreage position in coal bed

--------------------------------------------------------------------------------
*Due to the investment style of the Fund, all categories within the Investment Style box are applicable.

SEMIANNUAL REPORT
methane properties in the Raton Basin of Colorado and New Mexico. PennzEnergy has a 600,000 acre position in the Raton Basin in a joint venture with Sonat, Inc. The company stated that the Raton Basin properties could yield 1 to 3 Trillion Cubic Feet of recoverable gas, approximately 25% to 75% of the combined company's year end 1998 reserves. This merger brings together Devon's balance sheet and management team with PennzEnergy's property portfolio.

With our natural gas emphasis, we acknowledge the possibility of OPEC raising their oil quota at the September OPEC meeting. The stock market's initial response will most likely be negative. Longer-term, we still believe the oil inventory surplus, with the last OPEC quota reduction, has been eliminated. We still believe OPEC is managing for a $19-$21 West Texas Intermediate. The OPEC ministers appear to be focused on eliminating the inventory surplus to achieve a higher benchmark for oil prices. One thing we can count on is continued oil price volatility in the second half of 1999. While we are not currently targeting oil investments, some of our companies have at least 50% of their production coming from oil.

We are also trying to capture the upside in what we consider to be some of the more exciting exploration plays around the world.

- East Coast of Canada - Petro-Canada (3.92%)
- Northwest Territories - Berkley Petroleum Corporation (3.85%); Purcell Energy, Ltd. (2.35%)
- San Joaquin Basin, California - Berkley Petroleum Corporation

We have balanced our energy exposure with investments in paper and forest products, real estate, and agriculture. Even though we diversify our Fund investments, it is difficult to achieve negative covariance amongst stocks in a sector portfolio. You should therefore expect more volatility from a sector fund. In the second quarter we were beneficiaries of this volatility.

Resource stocks are still cheap! Does it make any difference if we are in a deflationary environment? With grain prices at 26-year lows, agriculture prices are helping to keep the consumer and producer price indicies in check. Looking at indicies with heavier weightings in base metals and energy you see a different picture. The Goldman Sachs Commodity Price Index is up 17% year to date. We are seeing very good returns in resource stocks in what most people would say is a "deflationary" time. What would happen to resource stocks in an inflationary environment?

Thank you for your support and trust.


/s/ Andrew P. Pilara, Jr.

Andrew P. Pilara, Jr.
PORTFOLIO MANAGER

                                                                   July 26, 1999
--------------------------------------------------------------------------------

International investing can involve greater currency fluctuations and less political and economic stability. Investing in smaller companies can involve more volatility, less liquidity, and less publicly available information. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Options and futures may not be perfectly correlated to the underlying index or security. Short selling is the sale of a borrowed security, and the price of the security can increase between the date the security is sold and the date when the fund must replace it.

                                                                        RS FUNDS

ASSETS UNDER MANAGEMENT:  $34.66 MILLION

ASSET ALLOCATION
[CHART]

                    RS Funds
               Data as of 6-30-99

            GLOBAL NATURAL RESOURCES
              SECTOR
Energy                                   66.4%
Utilities/Pipeline                        6.9%
Real Estate                               5.9%
Paper & Forest                            5.5%
Aluminum                                  4.6%
Food                                      4.3%
Energy Services                           3.7%



Total Short Term Investments              1.1%
Other & Other Liabilities, Net            1.6%
Total                                  100.00%

DATA AS OF JUNE 30, 1999

TOP TEN HOLDINGS
Western Gas Resources, Inc. .............6.92%
Canadian Hunter Exploration, Ltd. .......6.71%
Plains Resources, Inc. ..................5.48%
PennzEnergy Company .....................5.30%
Alliance Forest Products, Inc. ..........4.82%
MAXXAM, Inc. ............................4.60%
Anderson Exploration, Ltd. ..............4.53%
Fresh Del Monte Produce, Inc. ...........4.36%
Ocean Energy, Inc. ......................4.23%
Petro-Canada ............................3.92%

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT (IF INVESTED ON 11/15/95)
[CHART]

--------------------------------------------------------------------------------
                    NR            LIPPER NR
DATE               10K               10K
-------------------------------------------------
 11/15/95     $       10,000    $       10,000
    12/95     $       10,120    $       10,824
     3/96     $       11,860    $       11,706
     6/96     $       12,330    $       12,245
     9/96     $       13,140    $       12,705
    12/96     $       14,290    $       13,949
     3/97     $       13,340    $       13,414
     6/97     $       13,720    $       14,793
     9/97     $       14,770    $       17,274
    12/97     $       11,840    $       16,005
     3/98     $       12,459    $       16,610
     6/98     $       11,110    $       15,528
     9/98     $        8,614    $       13,011
    12/98     $        7,761    $       12,305
     3/99     $        8,125    $       13,434
     6/99     $       10,403    $       15,952

PERFORMANCE UPDATE

                                                                                 TOTAL        AVERAGE ANNUAL
                                  YEAR TO DATE            ONE-YEAR        RETURN SINCE          RETURN SINCE
                                  TOTAL RETURN        TOTAL RETURN           INCEPTION(1)          INCEPTION(1)
------------------------------------------------------------------------------------------------------------
Global Natural Resources Fund           34.05%              -6.36%               4.03%                 1.10%
Lipper Natural Resources Index(2)       29.64%               2.73%              59.52%                13.75%
S&P 500 Index(3)                        12.32%              22.77%             146.26%                28.23%

Performance data quoted represents past performance, and past performance is no guarantee of future results. You should realize that investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

(1) Inception date 11/15/95.

(2) The Lipper Natural Resources Index is an equally weighted index of the largest mutual funds in the Lipper Natural Resources investment objective, adjusted for the reinvestment of capital gains distributions and income dividends. You cannot invest in an index.

(3) The S&P 500 Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.

(4) Second Quarter 1999, Lipper Analytical Services ranked the RS Global Natural Resources Fund #1 out of 60 Natural Resource Funds. Lipper is an independent mutual fund reporting service. Lipper rankings are based on total returns.

SEMIANNUAL REPORT


GLOBAL VALUE FUND
                                                                       [GRAPHIC]
                                                                INVESTMENT STYLE
                                                 Large Cap   Mid Cap
                                                                       Value
                        FUND PHILOSOPHY

                        The RS Global Value Fund seeks to achieve long-term
                        capital growth by investing primarily in equity
                        securities of mid- and large-cap companies worldwide
[PHOTO]                 using a value methodology combining Graham & Dodd
Andrew P. Pilara, Jr.   balance sheet analysis with cash flow analysis.

--------------------------------------------------------------------------------
                                  FUND UPDATE

The RS Global Value Fund, after declining 5.43% in the first quarter, finished the first half of 1999 with positive performance, up 3.88%. In the second quarter we were up 9.84%, as performance for most of our investments improved.

To put the value sector in perspective, I would like to reference the work of Richard Bernstein, quantitative market analyst at Merrill Lynch. He looked at the S&P 500 Index(3) breaking it down by the "nifty 50" companies and the not-so-nifty 450. Of the 450, 374 companies were in the S&P value index. We can therefore use the 450 as a proxy for large-cap value stocks--high-quality stocks that are not part of the nifty 50. The relative P/E multiple of the nifty 50 versus the not-so-nifty 450 remains close to its high of the last 13 1/2 years. Mr. Bernstein goes on to say that the nifty 50 currently sells at a 38% premium to the 450. The nifty 50 sold at a 20% premium to the 450 at the end of 1990, but then underperformed for the next four years. At the end of that four-year period, the nifty 50 then sold at an approximate 15% discount to the 450.

Mr. Bernstein has also been publishing a style-rotation indicator. This indicator has strongly favored growth over value for more than four years. At the beginning of May, however, this indicator suggested that value was more attractive than growth for the first time since the end of 1994. Now that same indicator shows 9 out of 10 indicies favoring value. I believe this research strongly suggests that investors should again look at value stocks, and also that the largest companies do not always sell at a premium valuation. Our large-cap value investments may certainly benefit if the Merrill Lynch conclusions are correct.

I would like to briefly update you on some of our holdings:

- LIZ CLAIBORNE, INC. (5.39% as of 6/30/99) - Our favorite apparel company, Liz Claiborne, has a portfolio of brands for almost all consumers, and an infrastructure to support these brands. They have a pristine balance sheet, are buying back stock, and making "brand addition" acquisitions. Although Liz Claiborne has been producing lower returns on capital in the last ten years, its returns are still significantly above its cost of capital.

- THE COASTAL CORPORATION (5.62%) - This is our conservative natural gas play. We feel the company's production subsidiary is one of the most attractive natural gas producers. Production is projected to increase 30% in 1999 and 20% in 2000. Although currently its refining division is hurting operating results, we expect future results to improve from this present 15-year low base in refining margins. We also expect rapid growth from the power operations, and think shareholders would benefit if the exploration and production subsidiary was a separately traded public company.

--------------------------------------------------------------------------------

                                                                        RS FUNDS

- BROOKFIELD PROPERTIES CORPORATION (7.21%) - This is one of North America's largest owner/managers of commercial properties, with a net ownership interest of 30.4 million square feet. These properties are located primarily in New York (World Financial Center), Boston (75 State Street), Denver (Republic Plaza), and Toronto (BCE Place). The company is selling at a 30% discount to net asset value, with cash flows forecasted to grow 25% in 1999, 18% in 2000, and 16% in 2001.

- ENRON OIL & GAS (4.69%)(4) - Enron, the 53% owner of Enron Oil & Gas (EOG),
is   selling the majority of its stock back to EOG for cash plus the EOG international assets in India and China. EOG will now primarily be a North American natural gas company. The company has locked-in oilfield service contracts for three years at very good low-cost rates, and has an unhedged production book.

In thumbing through Phil Fisher's 1960 investment classic Common Stocks and Uncommon Profits (New York: Harper, 1960) I found the following investment advice:

   "...IT IS OFTEN EASIER TO TELL WHAT WILL HAPPEN TO THE PRICE OF A STOCK THAN HOW MUCH TIME WILL ELAPSE BEFORE IT HAPPENS. THE OTHER IS THE INHERENTLY DECEPTIVE NATURE OF THE STOCK MARKET. DOING WHAT EVERYBODY ELSE IS DOING AT THE MOMENT, AND THEREFORE WHAT YOU HAVE AN ALMOST IRRESISTIBLE URGE TO DO, IS OFTEN THE WRONG THING TO DO AT ALL."

Thank you for your trust and support.


/s/ Andrew P. Pilara, Jr.

Andrew P. Pilara, Jr.
PORTFOLIO MANAGER

                                                                   July 30, 1999
--------------------------------------------------------------------------------

International investing can involve greater currency fluctuations and less political and economic stability. Investing in smaller companies can involve more volatility, less liquidity, and less publicly available information. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Options and futures may not be perfectly correlated to the underlying index or security. High-yielding, lower-quality debt securities may be considered to be of lower standing and more speculative.

SEMIANNUAL REPORT


ASSETS UNDER MANAGEMENT: $6.77 MILLION

ASSET ALLOCATION
[CHART]

Energy                                   17.9%
Textiles                                 13.5%
Construction/Infrastructure              12.1%
Energy Services                          10.5%
Consumer & Specialty Retail              10.4%
Total Short Term Investments             10.0%
Real Estate                               7.2%
Insurance                                 6.6%
Telecommunications                        6.2%
Other & Other Assets, Net                 5.6%

DATA AS OF JUNE 30, 1999

TOP TEN HOLDINGS
Texaco, Inc. ............................8.31%
Jones Apparel Group, Inc. ...............8.11%
Brookfield Properties Corporation .......7.21%
Southdown, Inc. .........................6.93%
CIGNA Corporation .......................6.58%
Telecom Italia S.p.A. ...................6.19%
Unicom Corporation ......................5.70%
The Coastal Corporation .................5.62%
Payless ShoeSource, Inc. ................5.53%
Liz Claiborne, Inc. .....................5.39%

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT (IF INVESTED ON 4/1/97)
[CHART]

--------------------------------------------------------
                 GLOBAL VALUE           MSCI WORLD VALUE
DATE                FUND                    INDEX(2)
--------------------------------------------------------
   4/1/97    $        10,000        $        10,000
     4/97    $        10,120        $        10,272
     5/97    $        10,260        $        10,923
     6/97    $        10,690        $        11,391
     7/97    $        11,310        $        11,895
     8/97    $        10,960        $        11,173
     9/97    $        11,580        $        11,724
    10/97    $        11,280        $        11,224
    11/97    $        11,631        $        11,318
    12/97    $        11,997        $        11,472
     1/98    $        12,029        $        11,695
     2/98    $        12,449        $        12,376
     3/98    $        13,493        $        12,977
     4/98    $        13,525        $        13,136
     5/98    $        13,525        $        12,934
     6/98    $        13,148        $        12,973
     7/98    $        12,933        $        12,934
     8/98    $        12,008        $        10,966
     9/98    $        12,481        $        11,089
    10/98    $        12,858        $        12,110
    11/98    $        13,116        $        12,751
    12/98    $        13,330        $        13,039
     3/99    $        12,607        $        13,522
     6/99    $        13,847        $        14,458

PERFORMANCE UPDATE

                                                                            TOTAL      AVERAGE ANNUAL
                             YEAR TO DATE             ONE-YEAR       RETURN SINCE        RETURN SINCE
                             TOTAL RETURN         TOTAL RETURN          INCEPTION(1)        INCEPTION(1)
-----------------------------------------------------------------------------------------------------
Global Value Fund                   3.88%                5.31%             38.47%              15.59%
MSCI World Value Index(2)          10.88%               11.44%             44.58%              17.83%
S&P 500 Index(3)                   12.32%               22.77%             86.92%              32.10%

Performance data quoted represents past performance, and past performance is no guarantee of future results. You should realize that investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

(1) Inception date 4/1/97.

(2) The Morgan Stanley Capital International (MSCI) World Value Index is a market capitalization-weighted index composed of companies representative of the market structure of 22 developed market countries in North America, Europe, and the Pacific Basin. You cannot invest in an index.

(3) The S&P 500 Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.

(4) Added to portfolio 7/20/99. Holding percentage is as of this date.

RS FUNDS

THE INFORMATION AGE FUND-TM-

                                                                       [GRAPHIC]
                                                               INVESTMENT STYLE*
                                                 LARGE CAP   MID CAP   SMALL CAP
                                                  GROWTH      BLEND      VALUE

             FUND PHILOSOPHY

             The Information Age Fund-TM- seeks to achieve
             long-term capital appreciation by aggressively
             investing in companies primarily within the
             information technology sector. The Fund is designed
 [PHOTO]     for investors who believe that aggressive investment   [PHOTO]
 RONALD E.   in these companies provides significant                RODERICK R.
 ELIJAH      opportunities for capital appreciation.                BERRY

--------------------------------------------------------------------------------
                                   FUND UPDATE

The Information Age Fund-TM- recorded another strong quarter on the heels of an exceptional first quarter. During the second quarter, the Fund returned 11.41% for a year to date return of 29.40%. In comparison, the S&P 500 Index(3) was up 7.03% during the quarter (12.32% year to date), and the PSE Technology
Index(2) was up 23.22% (36.42% year to date).

As we saw last quarter, and the quarter before that, the technology sector continues to be buffeted by volatility. During the second quarter we endured three drops in the NASDAQ Composite of approximately 10% or more, and each of these drops took place over a period of ten days or less. However, it is also important to note that each of these precipitous drops was followed by an even greater charge forward by the market. In fact, if an investor had missed the top five performance days for The Information Age Fund-TM- during the second quarter, their return for the quarter would have been -13.02% instead of the +11.41% recorded. We mention this to illustrate the point that investors still need to take a long-term approach to investing in the technology sector. As has been the case in the past, we believe that patient investors will be rewarded with returns that outperform the market.

While much of the Fund's success in the first quarter was attributable to the surge in Internet stocks, the second quarter saw a sector rotation out of the Internet names and into the semiconductor sector. During the quarter, the semiconductor sector, as measured by the Philadelphia Semiconductor Index, was up over 30% while the Internet sector, as measured by the Goldman Sachs Internet Index was down over 10%. In addition, the communications sector continued the strength shown during the first quarter. Exiting the second quarter, 23% of the Fund was invested in the semiconductor sector while nearly 26% was invested in the communication sector. The Fund's Internet weighting was trimmed during the quarter from first quarter's 22% to 10%.

In the semiconductor sector, we are beginning to see strong industry fundamentals allay investor fears of a Y2K induced PC slowdown, and a supply imbalance of semiconductors. To the contrary, memory chip prices on the spot market are beginning to move back up as increasing demand for memory has begun to outstrip supply. Many of the semiconductor equipment companies we are invested in were the first to see a resumption of the semiconductor cycle after years of industry under-spending on new equipment.

As mentioned above, the communications equipment sector remained a stellar performer in the second quarter. We have seen the emerging markets continue to rebound with a resumption of aggressive telecommunication infrastructure building. In addition, we have also seen many of the telecommunication service providers in the United States increase their forecasted capital expenditure budgets in response to

--------------------------------------------------------------------------------
*Due to the investment style of the Fund, all categories within the Investment Style box are applicable.

SEMIANNUAL REPORT
exploding data traffic and increased competition for the end-user. Early signs of broader market acceptance of broadband services such as cable modems and other high-speed access technologies have begun to emerge, ensuring that a strong upgrade cycle is in place. On the wireless front, growth is so explosive that we are now seeing industry experts shorten their projections for one billion worldwide users from the year 2005 to 2003.

With favorable June quarter earnings currently being reported, we are very encouraged by the sustainable growth being exhibited by the technology sector. We continue to be in the midst of a very strong domestic economy, coupled with a solid recovery of the emerging Asian economies, which bodes well for continued spending on technology. We are also encouraged by the monumental paradigm shift that is taking place with the growth of the Internet. We do not view the Internet as simply a technology shift, but rather a shift in the way business is being executed in general. Many of the companies we invest in should benefit as traditional retailers scramble to build a web presence for the upcoming holiday selling season. In addition, more and more companies are utilizing the Internet to streamline the way they conduct business to business transactions. We remain in the early stages of a worldwide technology revolution, fueled by cheaper and more advanced semiconductors, and we believe that the patient technology investor will continue to be rewarded with market-beating returns.

On behalf of the entire Information Age team, thank you for your continued support.


/s/ Ronald E. Elijah              /s/ Roderick R. Berry

Ronald E. Elijah                  Roderick R. Berry
PORTFOLIO MANAGER                 CO-PORTFOLIO MANAGER


                                                                   July 20, 1999
--------------------------------------------------------------------------------

International investing can involve greater currency fluctuations and less political and economic stability. Investing in smaller companies can involve more volatility, less liquidity, and less publicly available information. Options and futures may not be perfectly correlated to the underlying index or security. Investing in a particular sector can involve greater market fluctuation.

                                                                        RS FUNDS

ASSETS UNDER MANAGEMENT:  $188.59 million

ASSET ALLOCATION
[CHART]

Semiconductors                           23.3%
Telecom Equipment/ Services              19.6%
Computer Software & Services             18.0%
Internet Commerce                         9.5%
Computer Hardware                         8.8%
Electronic Components                     7.8%
Communications Equipment & Services       6.4%
Other & Other Assets, Net                 4.7%
Total Short Term Investments              1.9%
Total                                  100.00%

DATA AS OF JUNE 30, 1999

TOP TEN HOLDINGS
Cisco Systems, Inc. .....................6.43%
Microsoft Corporation ...................6.22%
America Online, Inc. ....................5.92%
Lucent Technologies, Inc. ...............5.39%
Teradyne, Inc. ..........................4.45%
Texas Instruments, Inc. .................4.23%
Nokia Corporation - ADR .................3.92%
Xilinx, Inc. ............................3.90%
Applied Materials, Inc. .................3.60%
Uniphase Corporation ....................3.52%

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT (IF INVESTED ON 11/15/95)
[CHART]

----------------------------------------------------------
                 The Information       PSE TECHNOLOGY
DATE                 Age Fund             INDEX(2)
----------------------------------------------------------
 11/15/95        $       10,000        $       10,000
    12/95        $        9,300        $        9,819
     3/96        $        9,340        $        9,790
     6/96        $       10,710        $       10,123
     9/96        $       11,790        $       10,803
    12/96        $       11,785        $       11,786
     3/97        $       10,351        $       11,775
     6/97        $       12,276        $       13,735
     9/97        $       15,982        $       16,360
    12/97        $       12,509        $       14,140
     3/98        $       14,269        $       16,837
     6/98        $       14,958        $       16,834
     9/98        $       13,421        $       15,562
    12/98        $       19,040        $       21,860
     3/99        $       22,114        $       24,203
     6/99        $       24,637        $       29,822

PERFORMANCE UPDATE

                                                                          TOTAL       AVERAGE ANNUAL
                               YEAR TO DATE          ONE-YEAR      RETURN SINCE         RETURN SINCE
                               TOTAL RETURN      TOTAL RETURN         INCEPTION(1)         INCEPTION(1)
----------------------------------------------------------------------------------------------------
The Information Age Fund-TM-         29.40%            64.71%           146.37%               28.24%
PSE Technology Index(2)              36.42%            77.15%           198.22%               35.18%
S&P 500 Index(3)                     12.32%            22.77%           146.26%               28.23%

Performance data quoted represents past performance, and past performance is no guarantee of future results. You should realize that investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

(1) Inception date 11/15/95.

(2) The Pacific Stock Exchange (PSE) Technology Index is an unmanaged, price-weighted index of the top 100 U.S. technology stocks. You cannot invest in an index.

(3) The S&P 500 Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.

SEMIANNUAL REPORT

MICROCAP GROWTH FUND

                                                                       [GRAPHIC]
                                                     INVESTMENT STYLE
                                                          GROWTH       SMALL CAP

          FUND PHILOSOPHY

          The RS MicroCap Growth Fund invests in a diversified
          portfolio of equity securities of companies with
          market capitalizations of $500 million or less. We
          seek micro-cap companies that we believe have the
[PHOTO]   potential for long-term capital appreciation based      [PHOTO]
DAVID J.  on superior or niche products or services, operating    RAINERIO J.
EVANS     characteristics, management, or other factors.          REYES

--------------------------------------------------------------------------------
                                  FUND UPDATE

The RS MicroCap Growth Fund finished the first half of 1999 on a strong note, posting a gain of 19.29% in the second quarter. This compares to a quarterly return of 14.75% for the benchmark Russell 2000 Growth Index.(2) The Fund's return for the first half of the year was 20.55% compared to 12.82% for the Russell 2000 Growth Index.

The second quarter saw a reversal from the first quarter as small stocks outperformed large stocks, as measured by the Russell 2000 and S&P 500 Index.(3) Interestingly, this occurred despite the fact that the Internet sector, which accounted for nearly 10% of the Russell 2000 at the start of the quarter, weakened during this time frame. We believe that weakness in Internet stocks led to a broadening of investor interest within the small-cap sector, reversing a trend that began during the fourth quarter of 1998. As long as it was possible to achieve spectacular gains in almost every Internet Initial Public Offering
(IPO), many traditional investors in small-cap stocks looked no further. As the market began to differentiate among Internet stocks and question valuations for the group as a whole, the already attractive micro-cap sector began to receive more attention. Importantly, despite this outperformance, small-cap growth price/earnings ratios (P/Es) advanced modestly and valuations remained at 40-year lows. For this reason, we remain optimistic that investor interest and dollars will continue to seek out opportunities in small- and micro-cap stocks.

Both established holdings as well as recent purchases drove performance in the second quarter. The technology sector was especially strong, but individual securities in healthcare and in products and services made substantial contributions as well. Within technology, we participated in the strong trends exhibited by semiconductors and related capital equipment vendors. Specialty component suppliers such as Cree Research, Inc. (2.66% of the Fund as of 6/30/99) and QLogic Corporation (2.28%) compounded earlier gains with dramatic growth, again validating our efforts at early identification of underfollowed growth companies. Telecommunications and networking continued to exhibit powerful growth dynamics, and holdings such as Performance Technologies, Inc. (2.09%) and Transaction Network Services, Inc. (2.02%) rewarded our patience in accumulating these stocks over the past few years. The greatest contribution to the quarter belonged to Power Integrations, Inc. (2.53%)--a manufacturer of analog integrated circuits that enable more efficient conversion of electric power from AC to DC. These power supply products are used

--------------------------------------------------------------------------------

RS FUNDS
to charge cell phone batteries and power a wide range of consumer products. Future applications will result in energy savings, affecting a wide range of appliances.

Due to the negative impact of Medicare reimbursement and the evolution of managed care, the healthcare sector continues to attract less of our assets than it has historically. Nevertheless, opportunities are available and MedE America Corporation (1.09%) stood out in the second quarter. MedE America was an IPO investment during the first quarter and its good performance accelerated when it agreed to merge with Healtheon Corporation--an early leader in adapting the Internet to healthcare. The company is involved in electronic claims processing and this combination will accelerate its utilization of the Internet.

Once again, our product and services sector produced its share of winners from among its eclectic holdings. Among these were some established positions such as CapRock Communications Corporation (2.33%), a facilities-based integrated communications provider of Internet, multi-media and voice services; Coinstar, Inc. (2.81%), a manufacturer of coin counting machines placed in supermarkets; and Cost Plus, Inc. (1.57%), a retailer of home furnishings and consumables. Newer contributors included Meade Instruments Corporation (0.89%), maker of high quality telescopes for the amateur astronomer; ThrustMaster, Inc. (0.55%), developers of innovative peripherals for PC, video and Internet games; and Universal Electronics, Inc. (0.65%), which manufactures and markets pre-programmed universal remote controls for consumer electronics devices. However, it was Trex Company, Inc. (1.17%) which led the way in the quarter. An IPO that had trouble finding an audience amid the frenzy of Internet fever in April, Trex manufactures an alternative to pressure treated lumber for constructing residential, as well as commercial decks. We had the opportunity to meet management during its IPO road show and found the company to be a compelling growth situation, at a very attractive valuation. Fully expecting that it might take many quarters to attract an audience, we purchased stock on the IPO. We were positively surprised when the discovery process was accelerated beyond all expectations, causing the stock to more than double by quarter end.

Some of our holdings have been highlighted above in order to demonstrate the diversity of businesses in which we invest. These examples also serve to remind us that few stocks enjoy the rapid near-term returns of a Trex, while many can contribute over time if management is consistent in executing a sound business strategy. Our investment process constantly seeks this type of investment opportunity and we remain confident that long-term investments in under-followed and undervalued micro-cap stocks will prove rewarding. We thank our shareholders for their support and encourage new investors to join us.


/s/ David J. Evans                /s/ Rainerio J. Reyes

David J. Evans                    Rainerio J. Reyes
PORTFOLIO MANAGER                 CO-PORTFOLIO MANAGER

                                                                   July 15, 1999
--------------------------------------------------------------------------------

International investing can involve greater currency fluctuations and less political and economic stability. Investing in smaller companies can involve more volatility, less liquidity, and less publicly available information. Short selling is the sale of a borrowed security, and the price of the security can increase between the date the security is sold and the date when the fund must replace it. Options and futures may not be perfectly correlated to the underlying index or security.

SEMIANNUAL REPORT


ASSETS UNDER MANAGEMENT:  $86.83 million

ASSET ALLOCATION
[CHART]

                    RS Funds
                Data as of 6-30-99

                 MICROCAP GROWTH
               Sector
Computer Technology                      15.9%
Health/Medical/Biotechnology             12.5%
Semiconductors                           11.4%
Consumer/Retail                           8.7%
Business/Commercial Services              7.8%
Telecommunications                        7.3%
Electronic Components                     7.2%
Restaurants/Lodging                       3.1%
Financial Services                        3.1%
Manufacturing/Machinery                   2.6%
Miscellaneous/Other Services              2.5%
Broadcast/Radio/Television                2.2%
Total Short Term Investments              6.3%
Other & Other Assets, Net                 9.4%
Total                                  100.00%

DATA AS OF JUNE 30, 1999

TOP TEN HOLDINGS
Coinstar, Inc. ..........................2.81%
Cree Research, Inc. .....................2.66%
Power Intergrations, Inc. ...............2.53%
Pervasive Software, Inc. ................2.44%
Vista Information Solutions, Inc. .......2.36%
CapRock Communications Corporation ......2.33%
QLogic Corporation ......................2.28%
American Xtal Technology, Inc. ..........2.19%
Performance Technologies, Inc. ..........2.09%
Transaction Network Services, Inc. ......2.02%

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT (IF INVESTED ON 8/15/96)
[CHART]

------------------------------------------------------------------------------------------------------------------------
                         MCG             R2000G DIV.
DATE                     10K                 10K
--------------------------------------------------------
  8/15/96         $       10,000      $       10,000
     9/96         $       10,570      $       10,794
    12/96         $       11,000      $       10,822
     3/97         $       10,200      $        9,687
     6/97         $       12,570      $       11,388
     9/97         $       15,990      $       13,315
    12/97         $       14,350      $       12,223
     3/98         $       16,570      $       13,676
     6/98         $       15,420      $       12,890
     9/98         $       11,630      $       10,008
    12/98         $       14,260      $       12,374
     3/99         $       14,410      $       12,166
     6/99         $       17,190      $       13,960

PERFORMANCE UPDATE

                                                                               TOTAL      AVERAGE ANNUAL
                                 YEAR TO DATE            ONE-YEAR       RETURN SINCE        RETURN SINCE
                                 TOTAL RETURN        TOTAL RETURN          INCEPTION(1)        INCEPTION(1)
--------------------------------------------------------------------------------------------------------
MicroCap Growth Fund                   20.55%              11.48%             71.90%              20.74%
Russell 2000 Growth Index(2)           12.82%               8.30%             39.60%              12.31%
S&P 500 Index(3)                       12.32%              22.77%            117.17%              30.98%

Performance data quoted represents past performance, and past performance is no guarantee of future results. You should realize that investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

(1) Inception date 8/15/96.

(2) The Russell 2000 Growth Index is an unmanaged market capitalization-weighted index containing those securities in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.

(3) The S&P 500 Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.

                                                                        RS FUNDS

MIDCAP OPPORTUNITIES FUND

                                                                    [GRAPHIC]
                                                             INVESTMENT STYLE
                                                                          MIDCAP
                                                                          BLEND

                   FUND PHILOSOPHY

                   The RS MidCap Opportunities Fund, formerly the Growth &
                   Income Fund, seeks to achieve long-term total return by
                   investing primarily in mid-cap stocks, convertible
                   bonds, and preferreds. Our flexible, bottom-up approach
                   is based on value recognition and trend analysis. We
                   look for well-managed companies with improving
                   fundamentals that may be positioned for growth. Our
                   formula for long-term success also includes a
                   disciplined approach to managing risk: losses are
[PHOTO]            eliminated quickly, and we are constantly looking for
JOHN L. WALLACE    new opportunities.

--------------------------------------------------------------------------------
                                  FUND UPDATE

The RS MidCap Opportunities Fund returned 23.58% for the six months ending June 30, 1999. We were quite pleased with our performance, especially when compared to our primary benchmark, the Russell Midcap Index(2) which returned 10.34% for the same period. We were also pleased to have outperformed the S&P 500 Index,(3) up only 12.32% for the six months ending June 30.

The MidCap Opportunities Fund primarily invests in equity securities with market capitalizations from $1.5 billion to $10 billion. While mid-cap companies, as defined by the Russell Midcap Index, modestly underperformed large-cap S&P 500 companies for the first six months of 1999, there continues to be a strong case for investing in mid-cap companies. Several such reasons include their 20-25% valuation discount to large-cap stocks and nearly equal earnings growth compared to large-caps, and that liquidity and sponsorship for mid-caps is far better than for small-caps.

The technology and telecommunications revolution continues to impact our lives. Our investments in this area were the primary contributors to our performance during the last six months. It has been difficult to keep up with the changes in computer and communications technologies during the past decade. Moore's Law states that microchip power doubles every eighteen months. As semiconductors become faster, computers are able to access and store more information.

The carrying capacity of communications lines (aka bandwidth) is expanding at breakneck speed and its implications for high speed Internet access and data and video products and services are broad. E-commerce and the Internet are a revolution unto themselves. All of these areas have provided positive investment opportunities year to date.

The enormity and rapidity of these changes often makes it difficult to predict the ultimate long-term winners. Our discipline and focus have been on well-managed companies that are at the forefront of new product cycles in the following primary technology sectors: telecom services, wireless, cable, semiconductors, and Internet access and content. We are investing in companies that are adopting new strategies to take advantage of this growth: Primus Telecommunications Group, Inc. (1.26% of the Fund as of 6/30/99) and CapRock Communications Corporation (2.47%) in the telecom services arena are attractive, especially with the likelihood of increased consolidation with established carriers and Regional Bell Operating Companies.

Cellular demand is continuing to rise. The transition from analog to digital is driving penetration levels in the U.S. higher. Our investments in Western Wireless Corporation (0.96%) and Voicestream Wireless (0.54% of the Fund as of 5/3/99) paid off due to accelerated consolidation in the industry. Cable revenue growth continues as new services are being developed and deployed through digital set top boxes.

--------------------------------------------------------------------------------

SEMIANNUAL REPORT

Rollouts of high speed cable modems continue to be strong. Over the next several years we expect all computers to have built in cable modems. Our favorite stocks in this area include MediaOne Group, Inc. (2.27%), a major cable system operator in the United States, and AT&T Corporation - Liberty Media Group (2.80%), a leading cable and Internet content provider.

Semiconductor sales seem to be improving after a three-year slump. Average selling prices and unit volumes are improving especially in the communications end markets. We think that our investments in Altera Corporation (0.98%), and Teradyne, Inc. (1.28%) will be beneficiaries of this trend.

The Internet is changing the way people communicate, buy and sell goods and services, and spend their leisure time. Its growth and influence on our lives is coming at a record pace. The Internet industry is broad, encompassing many companies. The challenge for investors is to distinguish the long-term profit potential of many Internet businesses. With many early-stage Internet stocks receiving multi-billion dollar market capitalizations, valuations are virtual, reflecting extremely high expectations of investors. The supply of stock offered by Internet IPOs (according to Ned Davis Research, over 70 YTD vs. 96 total from the last three years) will eventually overwhelm demand. The Internet is still in a developmental stage and economic profits are a fantasy for most companies. Time will separate the long-term survivors from the "also-rans." We are focusing on quality companies and paying attention to risk.

Since 1996 we have been long-term bullish on energy and the oil service sector. The Asian crisis in late 1997-1998 reduced global demand sharply and was instrumental in driving oil prices to the mid-1980's low of $9-10 per barrel. This year the economies of Asia are improving. OPEC members have cut output quotas and the prices have risen sharply. We have positioned the portfolio to take advantage of what we believe could be a strong rebound in profitability for the service sector in late 1999 and beyond. Growing global demand from countries seeking higher standards of living will lead to increased production and higher prices for oil and natural gas. We know there will be cyclical price swings within the secular trend. Offshore drillers and service companies such as ENSCO International, Inc. (1.32%), Rowan Companies, Inc. (0.94%), and BJ Services Company (0.82%) should benefit from a spending increase by major oil companies. Exploration and production companies such as Apache Corporation (1.29%) and Anadarko Petroleum Corporation (0.96%) have good production profiles and will benefit from stronger natural gas prices.

Our philosophy of searching for above average growth with a disciplined approach to risk management has paid off in the first half of 1999. We want to remind investors that successful equity investing is not a short-term proposition. We remain focused on the long-term.

On behalf of the entire MidCap Opportunities team, we thank you for your support.

/s/ John L. Wallace
John L. Wallace
PORTFOLIO MANAGER

                                                                   July 15, 1999
--------------------------------------------------------------------------------

International investing can involve greater currency fluctuations and less political and economic stability. Investing in smaller companies can involve more volatility, less liquidity, and less publicly available information. Options and futures may not be perfectly correlated to the underlying index or security. High-yielding, lower-quality debt securities may be considered to be of lower standing and more speculative.

                                                                        RS FUNDS


ASSETS UNDER MANAGEMENT: $196.65 million

ASSET ALLOCATION
[CHART]

                   RS Funds
              Data as of 6-30-99

             MIDCAP OPPORTUNITIES
                  SECTOR
Telecom Equipment & Services             14.8%
Energy                                   12.3%
Media                                     8.6%
Convertible Bonds/Preferred               8.2%
Computer Technology                       8.3%
Electronic Components                     7.2%
Transportation                            3.2%
Consumer & Specialty Retail               5.7%
Other Services                            5.5%
Financial                                 5.0%
Healthcare                                3.1%
Business/Commercial Services              2.8%
Environmental Services                    2.4%
Network Systems                           2.3%
Total Short Term Investments              2.7%
Other & Other Assets, Net                 7.9%
Total                                  100.00%


DATA AS OF JUNE 30, 1999

TOP TEN HOLDINGS
AT&T Corporation - Liberty Media Group ..2.80%
Trans World Airlines, Inc. ..............2.48%
CapRock Communications Corp. ............2.47%
MediaOne Group, Inc. ....................2.27%
First Sierra Financial, Inc. ............2.10%
Comdisco, Inc. ..........................1.89%
Alliant Techsystems, Inc. ...............1.76%
Montana Power Company ...................1.74%
EchoStar Communications Corp. ...........1.56%
American Power Conversion Corp. .........1.54%

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT (IF INVESTED ON 7/12/95)
[CHART]

------------------------------------------------------------------------------------------------------------------------
                      G&I          RUSSELL MIDCAP
DATE                  10K                10K
----------------------------------------------------
 7/12/95       $       10,000      $       10,000
    9/95       $       10,760      $       10,476
   12/95       $       11,240      $       10,814
    3/96       $       12,200      $       11,465
    6/96       $       13,330      $       11,788
    9/96       $       13,340      $       12,157
   12/96       $       13,956      $       12,868
    3/97       $       13,526      $       12,763
    6/97       $       15,216      $       14,494
    9/97       $       17,850      $       16,419
   12/97       $       17,082      $       16,601
    3/98       $       19,103      $       18,395
    6/98       $       18,396      $       18,118
    9/98       $       15,907      $       15,432
   12/98       $       19,071      $       18,277
    3/99       $       20,416      $       18,192
    6/99       $       23,567      $       20,166

The Russell Midcap Index replaced the Russell MidCap Growth Index as our primary fund benchmark to more accurately reflect the Fund's investments in mid-cap companies. A hypothetical $10,000 investment in the Russell MidCap Growth Index, if invested on 7/12/95, would have grown to $20,766 as of 6/30/99.

PERFORMANCE UPDATE

                                                                              TOTAL       AVERAGE ANNUAL
                                YEAR TO DATE            ONE-YEAR       RETURN SINCE         RETURN SINCE
                                TOTAL RETURN        TOTAL RETURN          INCEPTION(1)         INCEPTION(1)
--------------------------------------------------------------------------------------------------------
MidCap Opportunities Fund             23.58%              28.11%            135.67%               24.10%
Russell Midcap Index(2)               10.34%              11.31%            101.66%               19.33%
S&P 500 Index(3)                      12.32%              22.77%            163.27%               27.61%

Performance data quoted represents past performance, and past performance is no guarantee of future results. You should realize that investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

(1) Inception date 7/12/95.

(2) The Russell Midcap Index consists of the smallest 800 securities in the Russell 1000 Index, as ranked by total market capitalization. This index accurately captures the medium sized universe of securities and represents approximately 30% of the Russell 1000 total market capitalization. You cannot invest in an index.

(3) The S&P 500 Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.

SEMIANNUAL REPORT


PARTNERS FUND

                                                                [GRAPHIC]
                                                        INVESTMENT STYLE
                                                                        SMALLCAP
                                                                         VALUE

                        FUND PHILOSOPHY

                        The RS Partners Fund seeks long-term capital growth by
                        investing in equity securities primarily of companies
                        with market capitalization of up to $1 billion, using a
[PHOTO]                 value methodology, combining Graham & Dodd balance sheet
ANDREW P. PILARA, JR.   analysis with cash flow analysis.

--------------------------------------------------------------------------------
                                  FUND UPDATE
                               -----------------

Let me begin by saying that the small-cap value sector has been the worst-performing sector. At the end of the first quarter, the one year return to March 31, 1999 for the Russell 2000 Value Index(2) was down 22.03%. Except for mid-cap value, the other value and growth indicies were up.

This year the RS Partners Fund is showing improved performance closing up 8.24% year to date, and outperforming its benchmark, the Russell 2000 Value Index, which closed up 5.26%. During the turmoil in the small-cap category we have held to our cash flow discipline and painfully watched stock prices continue to decline. During the second quarter, our patience was rewarded as the Fund provided solid results. Oil and gas price increases helped our energy investments and value stock fundamentals were recognized with better stock prices.

According to the work we are doing with the Holt Advisory cash flow model, the valuation disparity, as measured by cap-rates, between small-cap stocks and large-cap stocks reached record proportions in the first half of the year. We expect that gap to close and for small-caps to trade at a premium to large-caps, as the mature, large companies have difficulty sustaining their historically high returns on capital.

I want to mention one more style indicator before discussing some of our investments. Merrill Lynch quantitative strategist, Richard Bernstein has been producing a quantitative style-rotation indicator. This indicator has strongly favored growth over value for more than four years. At the beginning of May, his indicator suggested that value was more attractive than growth for the first time since the end of 1994. Now that indicator shows 9 of 10 indicies favoring value.

The following are some of the companies we recently purchased or in which we increased our position:

- HON INDUSTRIES, INC. (1.77% of the Fund as of 6/30/99) - The office furniture business had a tough year last year. Expectations are low and industry fundamentals are strong. White-collar employment continues to increase. The emergence of the small-office/home-office (SOHO) market is a plus. Hon has some of the best returns in the industry as the company has been able to effectively allocate capital at high returns to profitably grow their business.

- PITTSTON BRINK'S GROUP (6.24%) - We were able to increase our position in Pittston Brink's in April at historically low valuations. The new CEO of Pittston Brink's, Michael Dan, is using EVA-TM- to focus on increasing shareholder value, including possibly eliminating the tracking stock.

- SUPERIOR TELECOM, INC. (2.27%) - The CEO, Steven Elbaum, has created the market leader in copper wire and

--------------------------------------------------------------------------------

RS FUNDS
  cable. Superior TeleCom has had the highest returns on capital in its industry and is in position to play off the growth of the telecommunications market while enjoying the steady cash flows of its building wire business.

- HOLLINGER INTERNATIONAL, INC. (3.06%) - This is one of the cheapest stocks in the newspaper group. We feel that we are getting the company's Internet assets in the U.K. and Canada, including a large ownership position in the TheTrip.com, for free.

Our energy investments helped boost our performance in the first half of 1999. However, we still see significant upside potential in the area. The small-cap Canadian natural gas producers are still cheap versus their U.S. counterparts even with more favorable fundamentals and a rapidly increasing Canadian natural gas price. We expect significant increases in demand for Canadian natural gas with the opening of new pipelines into the U.S. Meanwhile, despite significant stock price moves to the upside, most of our energy companies are still selling at significant discounts to their Net Asset Values. We are beginning to see mergers and acquisitions activity in the energy area. One of our investments, Canadian Conquest, was purchased by Cypress Energy, Inc. (7.30%). Canadian Conquest's stock price increased 50% in the process. We have held on to the Cypress Energy stock received in the transaction because Cypress Energy is a gas-weighted company with strong management.

We have managed to withstand the under-performance of small-cap stocks of 1998 and early 1999 while maintaining our investment style. While we have diversified in order to bring more balance to the portfolio, we have adhered to our cash flow methodology and valuation metrics. Statistics show that stock price performance correlates closely with returns on capital and very poorly with P/E, so we will continue to look for undervalued companies with superior or improving returns on capital. You can expect us to continue pursuing good business opportunities on a value investor's terms.

Thank you for your support and trust.


/s/ Andrew P. Pilara, Jr.

Andrew P. Pilara, Jr.
PORTFOLIO MANAGER

                                                                   July 26, 1999
--------------------------------------------------------------------------------

International investing can involve greater currency fluctuations and less political and economic stability. Investing in smaller companies can involve more volatility, less liquidity, and less publicly available information. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Options and futures may not be perfectly correlated to the underlying index or security.

SEMIANNUAL REPORT


ASSETS UNDER MANAGEMENT: $33.03 million

ASSET ALLOCATION
[CHART]

                PARTNERS FUND
             SECTOR                  %
Energy                                   27.6%
Consumer & Business Services             12.8%
Food                                     10.5%
Aluminum                                  9.0%
Energy Services                           8.1%
Financial Services                        7.0%
Telecommunications                        6.1%
Construction and Infrastructure           4.0%
Consumer Goods and Retail                 3.1%
Publishing                                3.1%



Total Short Term Investments              2.5%
Other & Other Liabilities, Net            6.2%
Total                                  100.00%

DATA AS OF JUNE 30, 1999

TOP TEN HOLDINGS
MAXXAM, Inc. ........................... 8.98%
Cypress Energy, Inc. ................... 7.30%
Pittston Brink's Group ................. 6.24%
Fresh Del Monte Produce, Inc. .......... 6.20%
Place Resources Corporation ............ 5.52%
Desjardins Laurentian Financial Corp. .. 5.20%
Sobeys Canada, Inc. .................... 4.33%
NQL Drilling Tools, Inc. ............... 4.30%
Meritage Corporation ................... 4.01%
Paging Network, Inc. ................... 3.79%

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT (IF INVESTED ON 7/12/95)
[CHART]

------------------------------------------------------------------------------------------------------------------------
                  PF            RUSSELL 2000
DATE             10K           VALUE DIV. 10K
---------------------------------------------
7/12/95      $  10,000        $10,000
   9/95      $  10,190        $10,532
  12/95      $  10,390        $10,839
   3/96      $  12,300        $11,314
   6/96      $  13,640        $11,777
   9/96      $  14,070        $11,952
  12/96      $  14,873        $13,155
   3/97      $  14,975        $13,122
   6/97      $  16,177        $15,103
   9/97      $  18,173        $17,049
  12/97      $  17,561        $17,336
   3/98      $  18,999        $18,784
   6/98      $  17,146        $18,105
   9/98      $  13,167        $14,869
  12/98      $  12,779        $16,218
   3/99      $  12,391        $14,646
   6/99      $  13,832        $17,070

PERFORMANCE UPDATE

                                                                          TOTAL    AVERAGE ANNUAL
                             YEAR TO DATE           ONE-YEAR       RETURN SINCE      RETURN SINCE
                             TOTAL RETURN       TOTAL RETURN          INCEPTION(1)      INCEPTION(1)
-------------------------------------------------------------------------------------------------
Partners Fund                       8.24%            -19.33%             38.32%             8.51%
Russell 2000 Value Index(2)         5.26%             -5.72%             70.70%            14.42%
S&P 500 Index(3)                   12.32%             22.77%            163.27%            27.61%

Performance data quoted represents past performance, and past performance is no guarantee of future results. You should realize that investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

(1) Inception date 7/12/95.

(2) The Russell 2000 Value Index is an unmanaged market capitalization-weighted index composed of those securities in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.

(3) The S&P 500 Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.

RS FUNDS

VALUE + GROWTH FUND

                                                                  [GRAPHIC]
                                                           INVESTMENT STYLE
                                                             LARGE CAP   MID CAP
                                                                         GROWTH


                        FUND PHILOSOPHY

                        The RS Value + Growth Fund seeks capital appreciation by
                        investing primarily in companies with favorable
                        relationships between price/earnings ratios and growth
                        rates, and in sectors offering above-average growth
                        potential. We seek to identify specific business sectors
                        poised to benefit from major changes in the marketplace
                        and societal trends. Within these sectors, we conduct
                        bottom-up research, looking for well-managed companies
[PHOTO]                 that have low-multiple valuations relative to their
RONALD E. ELIJAH        peers and are poised to leverage growth opportunities.

--------------------------------------------------------------------------------
                                  FUND UPDATE
                               -----------------

The RS Value + Growth Fund recorded modest gains for the second quarter of 1999 after a strong first quarter. During the second quarter, the Fund was up 2.42%, and year to date the Fund was up 12.46%. For the overall market, the S&P 500 Index(3) was up 7.03% for the second quarter and 12.32% year to date.

The second quarter witnessed some exceptional volatility, particularly in the growth sector. The NASDAQ Composite, a more suited measure for growth stocks, experienced no fewer than three drops of approximately 10% or more and each drop occurred in fewer than ten trading sessions. For investors that maintained their long-term conviction that the equity environment is generally still positive, the subsequent rally that followed each decline took the NASDAQ to new record highs. Fortunately, after an early period of market rotation out of growth stocks and into cyclicals, growth stocks returned to favor late in the June quarter lifting the Value + Growth Fund into positive territory for the quarter.

The Value + Growth Fund achieved its late quarter rally due to our adherence to our conviction that the U.S. Federal Reserve Bank was not going to adopt an aggressive position on rates. Since rates bottomed out in October 1998 in response to the international currency crisis and deflation fears, the 30-year long bond rate has climbed more than 140 basis points from 4.7% to 6.17% in eight months, an event that generally puts downward pressure on growth stocks. Despite the fact that the U.S. market has rotated into cyclical stocks that tend to do well in inflationary environments, our work continues to convince us that the U.S. economic climate is not inflationary, that interest rates are not going significantly higher, and that growth companies with strong earnings prospects are poised to go higher. We believe this market adjustment process of moving back into growth stocks started late in the June quarter and should continue well into 1999's second half.

The Fund's thematic investment approach remains intact. As we have mentioned in the past, we continue to focus the Fund's investments in sectors of the U.S. economy that we believe possess the best growth prospects for the next five years, which includes consumer retail, healthcare, financial services and technology. These sectors are strong beneficiaries of the aging of the U.S. "baby boomer" generation (almost 80 million strong) and the U.S. and global push for productivity improvement.

The Fund continues to take advantage of the positive impact of the aging baby boomer on the U.S. retail sector. Not only are baby boomers entering their peak earnings years, but they are also currently enjoying the strongest growth in real purchasing power in more than 25 years. Americans are spending this new wealth shopping, as evidenced by the strong U.S. retail sales. The Fund's investments in Circuit City Stores - Circuit City Group (3.59% of the Fund as of June 30, 1999) and Best Buy Co., Inc. (3.80%) did particularly well in

--------------------------------------------------------------------------------

SEMIANNUAL REPORT
the first quarter as they benefited not only from a robust economy but also from the new digital product cycles. Digital Video Disc (DVD) technology continues to drive consumers into electronics stores. The early adoption of DVD players has significantly outpaced the adoption of the VCR, however, with only a small percentage of the U.S. market penetrated, we continue to remain bullish on these names.

The healthcare sector occasionally runs into periods of uncertainty as it takes center stage in the Washington political arena, accounting for volatility within the healthcare stocks. However, it cannot be ignored that the healthcare sector remains probably the single biggest beneficiary of the aging of the U.S. baby boomer for now, and well into the new millennium. Over the last five years, demand for pharmaceuticals has been experiencing a slight creep in annual demand. This continual increase in the annual demand for pharmaceuticals is expected to persist for at least the next three decades. Remember, the first baby boomer just turned 50 in 1996, with 80 million more to follow in the next 15 years. We continue to be bullish on healthcare and particularly the pharmaceutical industry for the foreseeable future.

Our financial services theme has been in place for a number of years and we believe it is still a very attractive growth sector. After the disturbing second half of 1998 that saw many disappointing earnings announcements, U.S. financial institutions have quickly turned to the positive side with most companies recovering from last Fall's financial crisis and again reporting sequential earnings growth in the March quarter with many expected to report record earnings for the June quarter. A true testament to our long-term investment theme that the low inflationary environment in the U.S. and the baby boomer retirement investing will continue to benefit the financial services industry for 1999 and well into the next decade. Additionally, many of the companies within this sector have or are developing promising web presences that are transforming the delivery of financial services. We regard this as a positive for the sector.

We believe the information technology (IT) sector continues to transform the U.S. and global economy. The IT sector accounts for 8% of U.S. gross domestic product up from 6% a decade ago and has been responsible for 28% of U.S. economic growth since 1991. In the U.S., the IT industry has replaced the automobile industry as the number one manufacturing sector in the economy, having produced 6 million new jobs since 1991, or 40% of total job growth. We believe that the strong growth of the IT sector has resulted from the continual advancement of the microprocessor. The microprocessor's power continues to double about every 24 months, while its cost declines about 20% annually. The result of the microprocessor's increasing power and declining cost has stimulated the worldwide installed base of computers from approximately 50,000 units in 1971 to over 200 million today. As the advancement in microprocessor technology is projected by Intel to continue for another decade, the IT sector continues to offer investors exceptional return opportunities for at least another decade.

In our current economic environment, modest interest rates and no evidence of inflation, we believe that we can continue to be optimistic for the prospects of the companies in which we have invested. We are wary, however, of the nature of markets to constantly undergo change. Therefore, we continue to carefully monitor both macroeconomic and company-specific data. As always, we remain selective in our investments and focused within the business sectors that we believe contain the greatest growth potential for the next five years.

Thank you for your ongoing support.


/s/ Ronald E. Elijah

Ronald E. Elijah
PORTFOLIO MANAGER

                                                                   July 23, 1999
--------------------------------------------------------------------------------

Investing in smaller companies may involve risks such as less publicly available information than larger companies, volatility, and illiquidity. Short selling is the sale of a borrowed security and may involve the risk that the price of the security may increase between the date it is sold and the date the fund must replace the borrowed security. Options and futures involve the risk that their value may not be perfectly correlated to that of the underlying index or security.

RS FUNDS

ASSETS UNDER MANAGEMENT:  $669.61 million

ASSET ALLOCATION
[CHART]

                   RS Funds
              Data as of 6-30-99

                VALUE + GROWTH
          SECTOR                       %
Retail                                   27.0%
Computer Technology                      23.8%
Financial                                16.5%
Telecom Equipment & Services              8.3%
Pharmaceuticals                           6.9%
Medical/HMO's                             5.5%
Media                                     4.9%



Total Short Term Investments              1.4%
Other & Other Liabilities, Net            5.7%
Total                                  100.00%

DATA AS OF JUNE 30, 1999

TOP TEN HOLDINGS
Microsoft Corporation ...................4.53%
Texas Instruments, Inc. .................4.06%
MCI WorldCom, Inc. ......................3.95%
Best Buy Co., Inc. ......................3.80%
Circuit City Stores-Circuit City Group ..3.59%
Intel Corporation .......................3.56%
Merrill Lynch & Co., Inc. ...............3.44%
Costco Cos., Inc. .......................3.29%
Staples, Inc. ...........................3.12%
CVS Corporation .........................2.99%

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT (IF INVESTED ON 5/12/92)
[CHART]

-------------------------------------------
                V+G        R1000 GROWTH
DATE            10k             10k
-------------------------------------------
5/12/92    $ 10,000             $ 10,000
   6/92    $  9,801             $  9,766
   9/92    $ 10,099             $ 10,193
  12/92    $ 11,004             $ 10,903
   3/93    $ 11,933             $ 10,810
   6/93    $ 11,943             $ 10,643
   9/93    $ 12,843             $ 10,801
  12/93    $ 13,378             $ 11,217
   3/94    $ 13,890             $ 10,722
   6/94    $ 13,276             $ 10,611
   9/94    $ 15,560             $ 11,428
  12/94    $ 16,469             $ 11,511
   3/95    $ 18,927             $ 12,607
   6/95    $ 23,086             $ 13,845
   9/95    $ 27,536             $ 15,102
  12/95    $ 23,501             $ 15,790
   3/96    $ 22,651             $ 16,638
   6/96    $ 23,429             $ 17,696
   9/96    $ 24,964             $ 18,334
  12/96    $ 26,819             $ 19,441
   3/97    $ 26,198             $ 19,545
   6/97    $ 30,483             $ 23,242
   9/97    $ 35,511             $ 24,989
  12/97    $ 30,523             $ 25,368
   3/98    $ 34,486             $ 29,212
   6/98    $ 36,066             $ 30,538
   9/98    $ 31,352             $ 27,764
  12/98    $ 38,898             $ 35,187
   3/99    $ 42,710             $ 37,424
   6/99    $ 43,746             $ 38,864

PERFORMANCE UPDATE

                                                                   FIVE-YEAR
                                                                     AVERAGE           TOTAL    AVERAGE ANNUAL
                                YEAR TO DATE        ONE-YEAR          ANNUAL    RETURN SINCE      RETURN SINCE
                                TOTAL RETURN    TOTAL RETURN          RETURN    INCEPTION(1)      INCEPTION(1)
--------------------------------------------------------------------------------------------------------------
Value + Growth Fund                   12.46%          21.29%          26.93%         337.46%            22.97%
Russell 1000 Growth Index(2)          10.45%          27.26%          29.65%         288.64%            20.95%
S&P 500 Index(3)                      12.32%          22.77%          27.85%         287.46%            20.90%

Performance data quoted represents past performance, and past performance is no guarantee of future results. You should realize that investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

(1) Inception date 5/12/92.

(2) The Russell 1000 Growth Index is an unmanaged market capitalization-weighted index containing those securities in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.

(3) The S&P 500 Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.

SEMIANNUAL REPORT

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS -- THE CONTRARIAN FUND-TM-

JUNE 30, 1999 (UNAUDITED)       FOREIGN CURRENCY(2)         SHARES       VALUE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COMMON STOCKS - 93.1%
--------------------------------------------------------------------------------
ADVERTISING - 0.5%
Snyder Communications, Inc.                                20,000  $   655,000
------------------------------------------------------------------------------
                                                                       655,000
------------------------------------------------------------------------------
AGRICULTURAL PRODUCTS - 0.2%
AgriBioTech, Inc.                                          44,700      270,994
--------------------------------------------------------------------------------
                                                                       270,994
--------------------------------------------------------------------------------
COMPUTER HARDWARE & COMPONENTS - 8.7%
Apple Computer, Inc.                                       98,000    4,538,625
Intelligroup, Inc.                                         27,800      198,075
Micron Electronics, Inc.                                  139,000    1,398,687
S3, Inc.                                                  122,500    1,113,984
Seagate Technology, Inc.                                   93,500    2,395,937
Silicon Graphics, Inc.                                    114,000    1,866,750
SMART Modular Technologies, Inc.                           13,500      234,562
--------------------------------------------------------------------------------
                                                                    11,746,620
--------------------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES - 1.5%
Engineering Animation, Inc.                                21,570      457,014
Open Text Corporation                                      42,100    1,263,000
QuadraMed Corporation                                      42,700      346,937
--------------------------------------------------------------------------------
                                                                     2,066,951
--------------------------------------------------------------------------------
CONSTRUCTION/INFRASTRUCTURE - 6.3%
Lafarge Corporation(1)                                     30,000    1,063,125
Lone Star Industries, Inc.(1)                              90,000    3,380,625
Southdown, Inc.(1)                                         20,000    1,285,000
USG Corporation(1)                                         49,500    2,772,000
--------------------------------------------------------------------------------
                                                                     8,500,750
--------------------------------------------------------------------------------
CONSUMER & SPECIALTY RETAIL - 4.7%
CompUSA, Inc.                                             100,000      743,750
Kmart Corporation                                         180,000    2,958,750
Payless ShoeSource, Inc.                                   50,000    2,675,000
--------------------------------------------------------------------------------
                                                                     6,377,500
--------------------------------------------------------------------------------
CONSUMER/BUSINESS SERVICES - 4.1%
Pennzoil-Quaker State Company(1)                          190,000    2,850,000
Pittston Brink's Group(1)                                 100,000    2,675,000
--------------------------------------------------------------------------------
                                                                     5,525,000
--------------------------------------------------------------------------------
COPPER/GOLD MINING - 3.2%
Indochina Goldfields, Ltd.                   CAD        4,359,990    4,271,468
--------------------------------------------------------------------------------
                                                                     4,271,468
--------------------------------------------------------------------------------
DIAMOND MINING - 2.0%
Diamond Fields International, Ltd. Note      CAD        1,671,900    1,581,474
DiamondWorks, Ltd.                           CAD        9,876,485    1,167,788
--------------------------------------------------------------------------------
                                                                     2,749,262
--------------------------------------------------------------------------------
DIVERSIFIED OPERATIONS - 1.6%
EdperBrascan Corporation(1)                  CAD           60,000      910,104
Onex Corporation(1)                          CAD           65,000    1,229,688
--------------------------------------------------------------------------------
                                                                     2,139,792
--------------------------------------------------------------------------------
JUNE 30, 1999 (UNAUDITED)       FOREIGN CURRENCY(2)        SHARES        VALUE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ENERGY - 16.8%
Abacan Resource Corporation                               180,000   $   22,500
Abacan Resource Corporation                  CAD          445,000       60,133
Anderson Exploration, Ltd.                   CAD          200,000    2,614,777
Anzoil N.L.                                  AUD        3,577,471      296,000
Beau Canada Exploration, Ltd.                CAD          700,000    1,064,153
Black Sea Energy, Ltd.                       CAD        5,094,600    6,884,363
Black Sea Energy, Ltd. 144A(7)               CAD          485,280      655,761
Eurogas Corporation, 144A(7)                 CAD        5,762,400      817,610
K N Energy, Inc.(1)                                       240,000    3,210,000
PennzEnergy Company(1)                                    264,600    4,415,512
Petro-Canada(1)                              CAD          125,000    1,697,578
Petsec Energy, Ltd.                          AUD          226,000       62,829
Petsec Energy, Ltd., ADR(3)                               195,100      317,037
Vastar Resources, Inc.(1)                                  11,000      576,813
--------------------------------------------------------------------------------
                                                                    22,695,066
--------------------------------------------------------------------------------
FINANCIAL SERVICES - 6.6%
Dundee Bancorp, Inc., Class A                CAD          843,200    8,915,969
--------------------------------------------------------------------------------
                                                                     8,915,969
--------------------------------------------------------------------------------
GOLD MINING - 5.8%
Consolidated African Mines, Ltd.             SAR       22,000,000    3,463,522
Durban Roodepoort Deep, Ltd.                 SAR           58,400      100,651
Etruscan Resources, Inc.                     CAD        2,968,900    1,203,567
First Dynasty Mines, Ltd.                    CAD        2,532,850      128,350
Golden Star Resouces, Ltd.                   CAD          962,600      699,162
GTL Resources PLC                            GBP        1,903,132      262,491
Guyanor Resources S.A.                       CAD          138,300       44,853
Queenstake Resources, Ltd.                   CAD        1,001,000      114,976
Randgold & Exploration Company, Ltd.         SAR          200,000      238,635
Randgold Resources, Ltd. GDR(3)                           405,256    1,561,242
--------------------------------------------------------------------------------
                                                                     7,817,449
--------------------------------------------------------------------------------
HEALTH CARE SERVICES - 0.3%
Pediatrix Medical Group, Inc.                              20,400      433,500
--------------------------------------------------------------------------------
                                                                       433,500
--------------------------------------------------------------------------------
MANUFACTURING - 0.3%
Zoltek Companies, Inc.                                     46,500      369,094
--------------------------------------------------------------------------------
                                                                       369,094
--------------------------------------------------------------------------------
MEDIA - 10.5%
CD Radio, Inc.                                            187,500    5,712,891
Central European Media Enterprises, Ltd., Class A         120,000      780,000
Metromedia International Group, Inc.                    1,030,000    7,725,000
--------------------------------------------------------------------------------
                                                                    14,217,891
--------------------------------------------------------------------------------
NICKEL MINING - 5.8%
Inco Ltd., VBN Shares(1)                     CAD        1,043,050    7,787,374
--------------------------------------------------------------------------------
                                                                     7,787,374
--------------------------------------------------------------------------------
PLATINUM GROUP METALS - 0.1%
African Minerals, Ltd., 144A, Restricted(4),(5),(7)       698,422      103,367
--------------------------------------------------------------------------------
                                                                       103,367
--------------------------------------------------------------------------------





                                See notes to Schedule of Investments on page 51.
      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
                                                                        RS FUNDS

JUNE 30, 1999 (UNAUDITED)       FOREIGN CURRENCY(2)        SHARES         VALUE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PUBLISHING - NEWSPAPERS - 0.9%
--------------------------------------------------------------------------------
Hollinger International, Inc.(1)                          100,000   $ 1,187,500
--------------------------------------------------------------------------------
                                                                      1,187,500
--------------------------------------------------------------------------------
REAL ESTATE - 2.7%
Atlantic Gulf Communities Corporation                     638,130       418,773
Brookfield Properties Corporation(1)         CAD          248,000     3,208,811
--------------------------------------------------------------------------------
                                                                      3,627,584
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - 3.2%
QUALCOMM, Inc.                                             30,400     4,362,400
--------------------------------------------------------------------------------
                                                                      4,362,400
--------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES - 0.2%
Talk.Com, Inc.                                             22,200       249,750
--------------------------------------------------------------------------------
                                                                        249,750
--------------------------------------------------------------------------------
TEXTILE-APPAREL MANUFACTURING - 3.4%
Jones Apparel Group, Inc.                                  30,000     1,029,375
Liz Claiborne, Inc.(1)                                     35,000     1,277,500
PT Apac Centertex Corporation, Foreign(8)    IDR       17,668,000     2,309,614
--------------------------------------------------------------------------------
                                                                      4,616,489
--------------------------------------------------------------------------------
TRANSPORTATION SERVICES - 3.7%
AMR Corporation                                            45,400     3,098,550
China Yuchai International, Ltd.                        1,467,925     1,926,652
--------------------------------------------------------------------------------
                                                                      5,025,202
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $211,589,063)                             125,711,972
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS - 1.1%
--------------------------------------------------------------------------------
Atlantic Gulf Communities Corporation, Series B           206,778     1,473,293

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $2,049,780)                   1,473,293
--------------------------------------------------------------------------------

                                                              Par         Value
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CONVERTIBLE BONDS - 1.2%
--------------------------------------------------------------------------------
Randgold and Exploration Company, Ltd.,
     7.00 %, Due 10/3/01(1)                             2,750,000     1,581,250
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS (Cost $2,750,000)                              1,581,250
--------------------------------------------------------------------------------

                                                         Warrants         Value

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
WARRANTS - 0.2%
--------------------------------------------------------------------------------
Atlantic Gulf Communities Corporation,
     Warrants, Strike $5.75, Expire 6/23/04(6)            413,556       129,236
DiamondWorks, Ltd., Warrants, Strike
     CAD 1.65, Expire 7/15/99(6)             CAD          848,485            49
PT Apac Centertex Corporation, Warrants,
     Strike IDR 1,000, Expire 7/14/01(6)     IDR        2,700,000       103,925
Vengold, Inc., Warrants, Strike $1.30,
     Expire 6/30/00(6)                       CAD        1,286,000        17,378

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL WARRANTS (Cost $436,091)                                          250,588

JUNE 30, 1999 (UNAUDITED)       FOREIGN CURRENCY(2)       OPTIONS         VALUE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
OPTIONS - 0.1%
--------------------------------------------------------------------------------
Harmony Gold Mining Company, Ltd.,
     Options, Strike SAR 6,000,
     Expire 7/31/01(6)                       SAR            9,900  $      6,562
Normandy Mining, Ltd., Options, Strike
     AUD 2.50, Expire 4/30/01(6)             AUD        1,673,426        90,829

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL OPTIONS (Cost $43,533)                                             97,391
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 95.7%  (Cost $216,868,467)                      129,114,494
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DEPOSITS WITH BROKERS FOR SECURITIES SOLD SHORT - 23.8%              32,166,078
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SECURITIES SOLD SHORT - (21.7%)  (Proceeds $47,636,757)            (29,236,216)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
OTHER ASSETS, NET - 2.2%                                              2,884,143

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                          $134,928,499
--------------------------------------------------------------------------------


                                See notes to Schedule of Investments on page 51.
      The accompanying notes are an integral part of these financial statements.

SEMIANNUAL REPORT

--------------------------------------------------------------------------------
SCHEDULE OF SECURITIES SOLD SHORT -- THE CONTRARIAN FUND-TM-

JUNE 30, 1999 (UNAUDITED)       FOREIGN CURRENCY(2)         SHARES       VALUE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COMMON STOCKS - 21.7%
--------------------------------------------------------------------------------
Agricultural Products - 0.3%
AgriBioTech, Inc.                                          74,500  $    451,657
--------------------------------------------------------------------------------
                                                                        451,657
--------------------------------------------------------------------------------
COMPUTER HARDWARE & COMPONENTS - 0.2%
SMART Modular Technologies, Inc.                           13,500       234,562
--------------------------------------------------------------------------------
                                                                        234,562
--------------------------------------------------------------------------------
COMPUTER SERVICES - 1.0%
Ceridian Corporation                                       34,700     1,134,256
Intelligroup, Inc.                                         27,800       198,075
Sapient Corporation                                         1,200        67,950
--------------------------------------------------------------------------------
                                                                      1,400,281
--------------------------------------------------------------------------------
COMPUTER-SOFTWARE - 1.8%
Engineering Animation, Inc.                                21,570       457,014
Open Text Corporation                                      63,700     1,911,000
Peregrine Systems, Inc.                                     1,600        41,100
--------------------------------------------------------------------------------
                                                                      2,409,114
--------------------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES - 1.2%

DAOU Systems, Inc.                                          1,700         9,775
InteliData Technologies Corporation                       159,100       397,750
MICROS Systems, Inc.                                       27,500       935,000
QuadraMed Corporation                                      42,700       346,937
--------------------------------------------------------------------------------
                                                                      1,689,462
--------------------------------------------------------------------------------
CONSULTING SERVICES - 0.6%
USWeb Corporation                                          34,100       756,594
--------------------------------------------------------------------------------
                                                                        756,594
--------------------------------------------------------------------------------
CONSUMER & SPECIALTY RETAIL - 1.9%
Action Performance Companies, Inc.                         41,300     1,362,900
French Fragrances, Inc.                                    62,600       457,763
West Marine, Inc.                                          55,800       812,588
--------------------------------------------------------------------------------
                                                                      2,633,251
--------------------------------------------------------------------------------
DATA PROCESSING SERVICES/SYSTEM INTEGRATION - 0.8%
Acxiom Corporation                                         34,800       867,825
INSpire Insurance Solutions, Inc.                           2,800        40,600
LHS Group, Inc.                                             3,400       112,625
--------------------------------------------------------------------------------
                                                                      1,021,050
--------------------------------------------------------------------------------
EDUCATION & TRAINING - 0.4%
Sylvan Learning Systems, Inc.                              21,700       589,969
--------------------------------------------------------------------------------
                                                                        589,969
--------------------------------------------------------------------------------
ELECTRONICS - 0.4%
Lernout & Hauspie Speech Products NV                       14,369       509,201
--------------------------------------------------------------------------------
                                                                        509,201
--------------------------------------------------------------------------------
FINANCIAL SERVICES - 1.8%
Delta Financial Corporation                               377,318     2,405,402
--------------------------------------------------------------------------------
                                                                      2,405,402
--------------------------------------------------------------------------------
HEALTH CARE SERVICES - 1.0%
Pediatrix Medical Group, Inc.                              64,300     1,366,375
--------------------------------------------------------------------------------
                                                                      1,366,375
--------------------------------------------------------------------------------

JUNE 30, 1999 (UNAUDITED)       FOREIGN CURRENCY(2)         SHARES       VALUE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MANUFACTURING - 1.1%
--------------------------------------------------------------------------------
Zoltek Companies, Inc.                                    184,400  $  1,463,675
--------------------------------------------------------------------------------
                                                                      1,463,675
--------------------------------------------------------------------------------
MEDICAL SERVICES - 0.7%
STERIS Corporation                                         49,700       962,938
--------------------------------------------------------------------------------
                                                                        962,938
--------------------------------------------------------------------------------
MEDICAL-INSTRUMENTS & DEVICES - 1.2%
Ventana Medical Systems, Inc.                              82,000     1,568,250
--------------------------------------------------------------------------------
                                                                      1,568,250
--------------------------------------------------------------------------------
MEDICAL-SUPPLIES - 0.2%
Enzo Biochem, Inc.                                         25,385       250,677
--------------------------------------------------------------------------------
                                                                        250,677
--------------------------------------------------------------------------------
OFFICE EQUIPMENT - 0.5%
Xeikon N.V. ADR(3)                                         30,500       693,875
--------------------------------------------------------------------------------
                                                                        693,875
--------------------------------------------------------------------------------
PHARMACEUTICALS - 3.3%
Elan Corporation PLC ADR(3)                                81,400     2,258,850
Watson Pharmaceuticals, Inc.                               61,499     2,156,309
--------------------------------------------------------------------------------
                                                                      4,415,159
--------------------------------------------------------------------------------
SEMICONDUCTORS & COMPONENTS - 3.1%
Micron Technology, Inc.                                    67,300     2,713,031
Rambus, Inc.                                               15,700     1,447,344
--------------------------------------------------------------------------------
                                                                      4,160,375
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES - 0.2%
SmarTalk TeleServices, Inc.                                51,100         4,599
Talk.Com, Inc.                                             22,200       249,750
--------------------------------------------------------------------------------
                                                                        254,349
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL SECURITIES SOLD SHORT (Proceeds $47,636,757)                 $ 29,236,216
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                See notes to Schedule of Investments on page 51.
      The accompanying notes are an integral part of these financial statements.

                                                                        RS FUNDS

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS -- DIVERSIFIED GROWTH FUND

JUNE 30, 1999 (UNAUDITED)       FOREIGN CURRENCY(2)        SHARES         VALUE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COMMON STOCKS - 94.7%
--------------------------------------------------------------------------------
BROADCASTING/RADIO/TV - 0.1%
Film Roman, Inc.                                           40,000   $   117,500
--------------------------------------------------------------------------------
                                                                        117,500
--------------------------------------------------------------------------------
BUSINESS SERVICES - 1.0%
United Shipping & Technology, Inc.                        337,586       970,560
--------------------------------------------------------------------------------
                                                                        970,560
--------------------------------------------------------------------------------
CHEMICALS - 0.5%
Airgas, Inc.                                               43,000       526,750
--------------------------------------------------------------------------------
                                                                        526,750
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - 3.1%
Condor Technology Solutions, Inc.                         173,000       810,937
Medaphis Corporation                                      139,200       800,400
Quanta Services, Inc.                                      32,500     1,430,000
--------------------------------------------------------------------------------
                                                                      3,041,337
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT - 1.4%
Research in Motion Ltd.                                    70,000     1,417,500
--------------------------------------------------------------------------------
                                                                      1,417,500
--------------------------------------------------------------------------------
COMPUTER SOFTWARE - 6.9%
Artisoft, Inc.                                            210,000     1,063,125
BEA Systems, Inc.                                          45,000     1,285,312
Concentric Networking Corporation                          25,000       993,750
Macromedia, Inc.                                           32,500     1,145,625
Verity, Inc.                                               30,000     1,625,625
WebTrends Corporation                                      15,000       691,875
--------------------------------------------------------------------------------
                                                                      6,805,312
--------------------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES - 1.4%
InfoNow Corporation                                       250,000     1,031,250
Information Advantage, Inc.                                95,000       388,906
--------------------------------------------------------------------------------
                                                                      1,420,156
--------------------------------------------------------------------------------
CONSUMER & SPECIALTY RETAIL - 3.4%
BJ's Wholesale Club, Inc.                                  35,000     1,052,187
CompUSA, Inc.                                             140,000     1,041,250
Krause's Furniture, Inc.                                  390,000     1,145,625
Shop At Home, Inc.                                         15,600       138,937
--------------------------------------------------------------------------------
                                                                      3,377,999
--------------------------------------------------------------------------------
DATA PROCESSING SERVICES - 0.8%
Intranet Solutions, Inc.                                   93,000       784,687
--------------------------------------------------------------------------------
                                                                        784,687
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS - 5.5%
American Power Conversion Corporation                      65,000     1,308,125
Cymer, Inc.                                                35,000       875,000
Photon Dynamics, Inc.                                      35,000       420,000
Sanmina Corp.                                              15,000     1,138,125
Sawtek, Inc.                                               37,500     1,720,312
--------------------------------------------------------------------------------
                                                                      5,461,562
--------------------------------------------------------------------------------
ENERGY - 3.8%
Apache Corporation(1)                                      27,500     1,072,500
Devon Energy Corporation(1)                                25,000       893,750
Ensign Resource Service Group, Inc.(1)       CAD           35,000       701,159
Key Energy Services, Inc.                                 175,000       623,438
Noble Drilling Corporation                                 22,500       442,969
--------------------------------------------------------------------------------
                                                                      3,733,816
--------------------------------------------------------------------------------
ENERGY SERVICES - 5.6%
BJ Services Company                                        30,000       883,125
Bonus Resource Services Corporation          CAD          621,300       944,512
ENSCO International, Inc.(1)                               40,000       797,500
NS Group, Inc.                                             60,000       555,000
Rowan Companies, Inc.                                      40,000       737,500
The Montana Power Company(1)                               23,000     1,621,500
--------------------------------------------------------------------------------
                                                                      5,539,137
--------------------------------------------------------------------------------

JUNE 30, 1999 (UNAUDITED)       FOREIGN CURRENCY(2)        SHARES         VALUE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ENTERTAINMENT - 0.2%
Carmike Cinemas, Inc.                                      14,300   $   227,906
--------------------------------------------------------------------------------
                                                                        227,906
--------------------------------------------------------------------------------
ENVIROMENTAL SERVICES - 2.2%
Capital Enviromental Resource, Inc.                        90,000     1,305,000
Republic Services, Inc., Class A                           35,000       866,250
--------------------------------------------------------------------------------
                                                                      2,171,250
--------------------------------------------------------------------------------
FINANCIAL SERVICES - 2.1%
First Sierra Financial, Inc.                               82,100     2,052,500
--------------------------------------------------------------------------------
                                                                      2,052,500
--------------------------------------------------------------------------------
INTERNET CAPITAL SERVICES - 9.3%
About.com, Inc.                                            10,000       518,750
Backweb Technologies Ltd.                                   2,000        54,750
F5 Networks, Inc.                                          25,000     1,025,000
Netmoves Corporation                                      185,000     1,017,500
Netopia, Inc.                                              50,000     1,137,500
Network Solutions, Inc., Class A                           17,500     1,384,687
nFront, Inc.                                               31,000       470,813
Persistance Software, Inc.                                  2,400        32,700
Security First Technologies Corporation                    25,000     1,128,125
SoftNet Systems, Inc.                                      50,000     1,393,750
StarMedia Network, Inc.                                       850        54,506
Telescan, Inc.                                             35,000       850,938
Viant Corporation                                           4,300       150,500
--------------------------------------------------------------------------------
                                                                      9,219,519
--------------------------------------------------------------------------------
INTERNET COMMERCE - 0.5%
Goto.com, Inc.                                              8,900       249,200
Homeseekers.com, Inc.                                      32,600       154,850
Stamps.com, Inc.                                            5,000        87,500
--------------------------------------------------------------------------------
                                                                        491,550
--------------------------------------------------------------------------------
MACHINERY - 1.5%
SpeedFam-IPEC, Inc.                                        50,000       803,125
Turbochef Technologies, Inc.                               65,000       625,625
--------------------------------------------------------------------------------
                                                                      1,428,750
--------------------------------------------------------------------------------
MEDIA - 8.4%
AT&T Corp. - Liberty Media Group, Class A                  35,000     1,286,250
LodgeNet Entertainment Corporation                         87,200     1,215,350
New Frontier Media, Inc., Private Placement(4,5)          500,000     3,262,500
The Kushner-Locke Company, Inc.                           149,700       973,050
ValueVision International, Inc., Class A                   80,000     1,590,000
--------------------------------------------------------------------------------
                                                                      8,327,150
--------------------------------------------------------------------------------
MEDICAL - BIOMEDICAL/GENETICS - 1.3%
Enzon, Inc.                                                35,000       724,062
Novavax, Inc., Private Placement(4,5)                     180,000       567,000
--------------------------------------------------------------------------------
                                                                      1,291,062
--------------------------------------------------------------------------------
MEDICAL INSTRUMENTS & DEVICES - 3.5%
CardioThoracic Systems, Inc.                               52,500       735,000
Endocardial Solutions, Inc.                               100,000       943,750
Sabratek Corporation                                       80,000     1,750,000
--------------------------------------------------------------------------------
                                                                      3,428,750
--------------------------------------------------------------------------------
PHARMACEUTICALS - 0.8%
Guilford Pharmaceuticals, Inc.                             60,000       765,000
--------------------------------------------------------------------------------
                                                                        765,000
--------------------------------------------------------------------------------
RESTAURANTS - 1.4%
Galveston's Steakhouse Corp.                               24,500       165,375
Taco Cabana, Inc., Class A                                120,000     1,222,500
--------------------------------------------------------------------------------
                                                                      1,387,875
--------------------------------------------------------------------------------

                                See notes to Schedule of Investments on page 51.
      The accompanying notes are an integral part of these financial statements.

SEMIANNUAL REPORT

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS -- DIVERSIFIED GROWTH FUND -- CONTINUED

JUNE 30, 1999 (UNAUDITED)       FOREIGN CURRENCY(2)        SHARES         VALUE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SEMICONDUCTORS & COMPONENTS - 3.0%
Altera Corporation                                         25,000    $  920,313
Cypress Semiconductor Corporation                          70,000     1,155,000
ESS Technology, Inc.                                       65,000       873,437
--------------------------------------------------------------------------------
                                                                      2,948,750
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - 4.7%
Advanced Radio Telecom Corporation                         50,000       718,750
Aerial Communications, Inc.                                30,000       405,000
Primus Telecommunications Group, Inc.                     115,000     2,580,313
PT Telekomunikasi Indonesia ADR(1,3)                       72,900       906,694
--------------------------------------------------------------------------------
                                                                      4,610,757
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT - 5.2%
ANADIGICS, Inc.                                            40,000     1,480,000
Digital Microwave Corporation                              90,000     1,147,500
Excel Switching Corporation                                55,000     1,646,563
Picturetel Corporation                                     50,000       400,000
SymmetriCom, Inc.                                          45,000       365,625
Vari-L Company, Inc.                                       15,000       128,438
--------------------------------------------------------------------------------
                                                                      5,168,126
--------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES - 16.1%
CapRock Communications Corporation                         90,000     3,645,000
Cyberfast Systems, Inc.                                    45,000       476,719
DSET Corporation                                          100,000     1,393,750
ICG Communications, Inc.                                   35,000       748,125
ICO Global Communications (Holdings) Ltd.                   5,000        30,156
IXC Communication, Inc.                                    55,000     2,162,188
MGC Communications, Inc.                                   25,000       650,000
Omnipoint Corporation                                      50,000     1,446,875
Startec Global Communications Corporation                 245,400     2,975,475
Viatel, Inc.                                               20,000     1,122,500
Western Wireless Corporation, Class A                      45,000     1,215,000
--------------------------------------------------------------------------------
                                                                     15,865,788
--------------------------------------------------------------------------------
TRANSPORTATION SERVICES - 1.0%
Simon Transportation Services, Inc.                       188,600       931,213
--------------------------------------------------------------------------------
                                                                        931,213
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $75,608,920)                               93,512,262
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS - 2.5%
--------------------------------------------------------------------------------
AIRLINES - 0.5%
Trans World Airlines, Inc., 8.00%,
     Expire 12/31/49(1)                                    27,000       523,125
--------------------------------------------------------------------------------
                                                                        523,125
--------------------------------------------------------------------------------
BUSINESS SERVICES - 0.6%
United Shipping & Technology, Inc.,
     Series A                                             200,000       575,000
--------------------------------------------------------------------------------
                                                                        575,000
--------------------------------------------------------------------------------
COAL - 0.9%
Westmoreland Coal, Inc., 8.50%,
     Series A, Expire 12/31/49                             50,000       912,500
--------------------------------------------------------------------------------
                                                                        912,500
--------------------------------------------------------------------------------
ENERGY - 0.5%
Kelley Oil & Gas Corporation, $2.625,
     Expire 12/31/49                                      100,000       487,500
--------------------------------------------------------------------------------
                                                                        487,500
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $1,645,112)                  2,498,125
--------------------------------------------------------------------------------

JUNE 30, 1999 (UNAUDITED)                                  RIGHTS         VALUE
--------------------------------------------------------------------------------
RIGHTS - 0.0%
--------------------------------------------------------------------------------
ICO Global Communications (Holdings) Ltd.                         $       5,000

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RIGHTS (Cost $0)                                                    5,000
--------------------------------------------------------------------------------

                                                         WARRANTS         VALUE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
WARRANTS - 0.2%
--------------------------------------------------------------------------------
Novavax, Inc., Warrants, Restricted, Strike $3.75,
     Expire 4/13/02(4,5,6)                                 40,000        62,510

United Shipping & Technology, Inc., Warrants
     Strike $1.75, Expire 4/30/01(6)                      100,000       155,834

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL WARRANTS (Cost $95,086)                                           218,344
--------------------------------------------------------------------------------

                                                        CONTRACTS         VALUE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CALL OPTIONS - 0.3%
--------------------------------------------------------------------------------
AT&T Corporation-Liberty Media Group,
     Strike 35, Expire 7/17/99(6)                             400        92,500
CompUSA, Inc., Strike 10, Expire 7/17/99(6)                   650         9,375
The Bank of Tokyo-Mitsubishi, Ltd.,
     Strike 15, Expire 7/17/99(6)                           1,000        16,250
The Montana Power Company, Strike 75,
     Expire 7/17/99(6)                                        600       112,500
The Montana Power Company, Strike 80,
     Expire 7/17/99(6)                                        400        21,250

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL CALL OPTIONS (Cost $554,025)                                      251,875
--------------------------------------------------------------------------------

                                                                          VALUE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 0.5%
--------------------------------------------------------------------------------
Temporary Investment Cash Fund                                          244,124
Temporary Investment Fund                                               244,123
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL SHORT TERM INVESTMENTS (Cost $488,247)                            488,247
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 98.2%  (Cost $78,391,390)                        96,968,853
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SHORT PUT OPTIONS - (0.1%)  (Premiums $156,875)                         (70,000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
OTHER ASSETS, NET - 1.9%                                              1,830,218
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                           $98,729,071
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
SHORT PUT OPTIONS
--------------------------------------------------------------------------------


JUNE 30, 1999 (UNAUDITED)                               CONTRACTS         VALUE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SHORT PUT OPTIONS - 0.0%
--------------------------------------------------------------------------------
Philadelphia Stock Exchange/KBW Bank Index,
     Strike 830, Expire 7/17/99(6)                            200   $    70,000

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL SHORT PUT OPTIONS (Premiums $156,875)                         $    70,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                See notes to Schedule of Investments on page 51.
      The accompanying notes are an integral part of these financial statements.

                                                                        RS FUNDS

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS -- EMERGING GROWTH FUND

JUNE 30, 1999 (UNAUDITED)                                  SHARES         VALUE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COMMON STOCKS - 96.6%
--------------------------------------------------------------------------------
ADVERTISING - 2.0%
Lamar Advertising Company                                 160,250 $   6,560,234
Outdoor Systems, Inc.                                     221,500     8,084,750
TMP Worldwide, Inc.                                        92,600     5,880,100
--------------------------------------------------------------------------------
                                                                     20,525,084
--------------------------------------------------------------------------------
BIOTECHNOLOGY - 1.8%
Abgenix, Inc.                                              40,800       810,900
Albany Molecular Research, Inc.                            25,000       743,750
Gilead Sciences, Inc.                                      82,500     4,310,625
Leukosite, Inc.                                           170,600     2,047,200
Medimmune, Inc.                                           146,900     9,952,475
--------------------------------------------------------------------------------
                                                                     17,864,950
--------------------------------------------------------------------------------
BROADCASTING/RADIO/TV - 2.3%
Capstar Broadcasting Corporation, Class A                  74,000     2,025,750
Chancellor Media Corporation, Class A                      92,000     5,071,500
Citadel Communications Corporation                        212,950     7,706,128
Clear Channel Communications, Inc.                              1            69
Cox Radio, Inc., Class A                                   34,600     1,877,050
Hispanic Broadcasting Corporation                          85,800     6,510,075
--------------------------------------------------------------------------------
                                                                     23,190,572
--------------------------------------------------------------------------------
BUSINESS SERVICES - 2.4%
@plan.Inc.                                                259,850     3,897,750
Diamond Technology Partners, Inc.                         127,800     2,859,525
Labor Ready, Inc.                                         189,450     6,157,125
Nextera Enterprises, Inc., Class A                        179,500     1,155,531
On Assignment, Inc.                                       170,400     4,451,700
Provant, Inc.                                             174,800     2,720,325
StaffMark, Inc.                                            50,000       501,562
USWeb Corporation                                         104,600     2,320,812
--------------------------------------------------------------------------------
                                                                     24,064,330
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - 2.3%
Coinstar, Inc.                                            285,800     8,198,887
Concord EFS, Inc.                                          86,500     3,660,031
MemberWorks, Inc.                                          57,500     1,667,500
Nielson Media Research, Inc.                              149,100     4,361,175
Student Advantage, Inc.                                   430,000     4,085,000
Towne Services, Inc.                                      128,100     1,008,787
--------------------------------------------------------------------------------
                                                                     22,981,380
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT - 1.0%
Research in Motion, Ltd.                                  485,700     9,835,425
--------------------------------------------------------------------------------
                                                                      9,835,425
--------------------------------------------------------------------------------
COMPUTER HARDWARE & COMPONENTS - 0.1%
Brocade Communications Systems, Inc.                        4,450       429,147

--------------------------------------------------------------------------------
                                                                        429,147
--------------------------------------------------------------------------------
COMPUTER SERVICES - 1.1%
Answerthink Consulting Group, Inc.                        264,500     6,678,625
Cognizant Technology Solutions Corporation                 85,000     2,215,312
ECsoft Group, ADR(3)                                      134,500     2,109,969
--------------------------------------------------------------------------------
                                                                     11,003,906
--------------------------------------------------------------------------------
COMPUTER SOFTWARE - 8.5%
BEA Systems, Inc.                                         136,200     3,890,212
Check Point Software Technologies, Ltd.                   190,900    10,237,012

JUNE 30, 1999 (UNAUDITED)                                  SHARES         VALUE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Concentric Networking Corporation                         279,200 $  11,098,200
Cybear, Inc.                                              208,450     2,905,272
ESPS, Inc.                                                301,200     2,240,175
Exchange Applications, Inc.                                17,500       713,125
Inktomi Corporation                                        57,100     7,455,119
Legato Systems, Inc.                                       70,000     4,042,500
Macromedia, Inc.                                          179,400     6,323,850
Macrovision Corporation                                    62,000     4,642,250
Micromuse, Inc.                                            10,900       543,637
Rational Software Corporation                             145,000     4,775,937
Sagent Technology, Inc.                                    27,400       236,325
SERENA Software, Inc.                                      25,000       335,937
Siebel Systems, Inc.                                      239,700    15,910,087
VERITAS Software Corporation                               80,500     7,642,469
Verity, Inc.                                               50,000     2,709,375
--------------------------------------------------------------------------------
                                                                     85,701,482
--------------------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES - 4.7%
Advent Software, Inc.                                      48,350     3,239,450
BindView Development Corporation                          146,500     3,479,375
Business Objects S.A., ADR(3)                              80,000     2,920,000
Cambridge Technology Partners, Inc.                       105,000     1,844,062
Concord Communications, Inc.                               55,000     2,475,000
ISS Group, Inc.                                           108,000     4,077,000
MASTECH Corporation                                       221,800     4,131,025
Mercury Interactive Corporation                           227,600     8,051,350
Netegrity, Inc.                                           377,300     6,225,450
PeopleSoft, Inc.                                          200,000     3,450,000
TSI International Software, Ltd.                          274,200     7,780,425
--------------------------------------------------------------------------------
                                                                     47,673,137
--------------------------------------------------------------------------------
CONSUMER & SPECIALTY RETAIL - 4.6%
1-800-Contacts, Inc.                                       20,000       375,000
American Eagle Outfitters, Inc.                           150,000     6,825,000
Bebe Stores, Inc.                                         231,300     7,864,200
Cost Plus, Inc.                                            40,000     1,820,000
Factory 2-U Stores, Inc.                                   85,200     1,576,200
General Nutrition Companies, Inc.                          50,000     1,165,625
Linens 'n Things, Inc.                                    186,500     8,159,375
Pacific Sunwear of California, Inc.                       297,150     7,243,031
The J. Jill Group, Inc.                                   396,150     5,793,694
The Wet Seal, Inc.                                        193,000     5,524,625
--------------------------------------------------------------------------------
                                                                     46,346,750
--------------------------------------------------------------------------------
DATA PROCESSING SERVICES/SYSTEM INTEGRATION - 1.3%
International Network Services, Inc.                      145,250     5,864,469
SEI Investments Company(1)                                 78,900     6,962,925
--------------------------------------------------------------------------------
                                                                     12,827,394
--------------------------------------------------------------------------------
EDUCATION & TRAINING - 0.3%
Education Management Corporation                          139,000     2,884,250
--------------------------------------------------------------------------------
                                                                      2,884,250
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS - 3.2%
American Power Conversion Corporation                     120,000     2,415,000
Dionex Corporation                                         50,000     2,025,000
Power Intergrations, Inc.                                 214,100    15,656,062
Sawtek, Inc.                                              196,400     9,009,850

                                See notes to Schedule of Investments on page 51.
      The accompanying notes are an integral part of these financial statements.

SEMIANNUAL REPORT

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS -- EMERGING GROWTH FUND -- CONTINUED

JUNE 30, 1999 (UNAUDITED)                                  SHARES         VALUE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Teradyne, Inc.                                             50,000  $  3,587,500
--------------------------------------------------------------------------------
                                                                     32,693,412
--------------------------------------------------------------------------------
ENERGY - 0.4%
Patterson Energy, Inc.                                    423,800     4,185,025
--------------------------------------------------------------------------------
                                                                      4,185,025
--------------------------------------------------------------------------------
ENERGY SERVICES - 1.6%
Cooper Cameron Corporation                                263,600     9,769,675
Smith International, Inc.                                 151,400     6,576,438
--------------------------------------------------------------------------------
                                                                     16,346,113
--------------------------------------------------------------------------------
ENTERTAINMENT - 0.4%
JAKKS Pacific, Inc.                                       136,400     4,066,425
--------------------------------------------------------------------------------
                                                                      4,066,425
--------------------------------------------------------------------------------
ENVIRONMENTAL SERVICES - 0.3%
Superior Services, Inc.                                   105,200     2,807,525
--------------------------------------------------------------------------------
                                                                      2,807,525
--------------------------------------------------------------------------------
FINANCIAL SERVICES - 3.7%
Donaldson, Lufkin & Jenrette, Inc.- DLJdirect              12,900       380,550
E-Loan, Inc.                                               16,300       628,569
Financial Federal Corporation                             204,700     4,503,400
Investment Technology Group, Inc.(1)                      120,870     3,913,166
Knight/Trimark Group, Inc.                                252,600    15,234,937
MBNA Corporation(1)                                       212,100     6,495,562
Microfinancial, Inc.(1)                                   175,700     2,514,706
National Discount Brokers Group, Inc.                      35,150     2,038,700
TD Waterhouse Group, Inc.                                   3,800        95,237
Wit Capital Group, Inc.                                    42,550     1,446,700
--------------------------------------------------------------------------------
                                                                     37,251,527
--------------------------------------------------------------------------------
HEALTH CARE SERVICES - 0.2%
Covance, Inc.                                              65,000     1,555,938
--------------------------------------------------------------------------------
                                                                      1,555,938
--------------------------------------------------------------------------------
INSURANCE - 0.6%
Nationwide Financial Services, Inc.(1)                    102,700     4,647,175
Stewart Information Services Corporation(1)                50,000     1,056,250
--------------------------------------------------------------------------------
                                                                      5,703,425
--------------------------------------------------------------------------------
INTERNET CAPITAL SERVICES - 13.8%
24/7 Media, Inc.                                           31,700     1,220,450
About.com, Inc.                                            73,500     3,812,812
Backweb Technologies Ltd.                                   1,600        43,800
CMG Information Services, Inc.                             50,000     5,703,125
DoubleClick, Inc.                                         119,100    10,927,425
drkoop.com, Inc.                                           13,300       211,969
Earthlink Network, Inc.                                   116,800     7,175,900
Exodus Communications, Inc.                               151,100    18,122,556
F5 Networks, Inc.                                          94,050     3,856,050
High Speed Access Corp.                                    17,650       452,281
Juno Online Services, Inc.                                111,800     2,571,400
Lycos, Inc.                                               100,000     9,187,500
Mapquest.com, Inc.                                         23,300       380,081
MarketWatch.com, Inc.                                      35,000     2,060,625
MindSpring Enterprises, Inc.                              260,200    11,530,112
Mpath Interactive, Inc.                                    32,800       721,600
Netopia, Inc.                                             125,100     2,846,025
Net Perceptions, Inc.                                      20,000       436,250
Network Solutions, Inc.                                   124,400     9,843,150

JUNE 30, 1999 (UNAUDITED)                                  SHARES         VALUE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
nFront, Inc.                                               58,350  $    886,191
NorthPoint Communications Group, Inc.                     116,800     4,263,200
Phone.Com, Inc.                                            15,350       859,600
Proxicom, Inc.                                            211,500     5,432,906
PSINet, Inc.                                              161,500     7,065,625
Ramp Networks, Inc.                                        31,500       450,844
RealNetworks, Inc.                                         68,200     4,697,275
Scient Corporation                                        145,900     6,939,369
Software.com, Inc.                                         15,400       357,087
StarMedia Network, Inc.                                     1,600       102,600
TheStreet.com, Inc.                                        10,000       360,000
USinternetworking, Inc.                                   123,000     5,166,000
Verio, Inc.                                               156,600    10,883,700
Viant Corporation                                           8,200       287,000
--------------------------------------------------------------------------------
                                                                    138,854,508
--------------------------------------------------------------------------------
INTERNET COMMERCE - 3.7%
Alloy Online, Inc.                                        105,700     1,208,944
Amazon.com, Inc.                                           35,000     4,379,375
AppNet Systems, Inc.                                      100,000     1,343,750
Beyond.com Corporation                                    181,100     5,195,306
Covad Communications Group, Inc.                           40,000     2,132,500
Cybersource Corporation                                    17,900       264,025
GoTo.com, Inc.                                            247,650     6,934,200
Sportsline USA, Inc.                                      222,100     7,967,837
Stamps.com, Inc.                                            7,200       126,000
Vignette Corporation                                      102,000     7,650,000
--------------------------------------------------------------------------------
                                                                     37,201,937
--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT - 0.4%
Waddell & Reed Financial, Inc.(1)                         136,100     3,734,244
--------------------------------------------------------------------------------
                                                                      3,734,244
--------------------------------------------------------------------------------
MEDIA - 4.7%
ACTV, Inc.                                                120,800     1,676,100
Century Communications Corporation, Class A                50,000     2,300,000
Emmis Broadcasting Corporation, Class A                   110,900     5,475,688
Gemstar International Group, Ltd.                         224,800    14,668,200
Playboy Enterprises, Inc.                                  90,650     2,407,891
TCA Cable TV, Inc.(1)                                     100,000     5,550,000
United International Holdings, Inc., Class A               70,000     4,733,750
Univision Communications, Inc.                            155,500    10,263,000
Valuevision International, Inc., Class A                    7,800       155,025
--------------------------------------------------------------------------------
                                                                     47,229,654
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETICS - 0.1%
Biogen, Inc.                                               20,000     1,286,250
Protein Design Labs, Inc.                                   7,700       170,847
--------------------------------------------------------------------------------
                                                                      1,457,097
--------------------------------------------------------------------------------
MEDICAL-INSTRUMENTS & DEVICES - 6.1%
Biomatrix, Inc.                                           195,000     4,216,875
CLOSURE Medical Corporation                                25,000       750,000
Cytyc Corporation                                         262,300     5,114,850
Eclipse Surgical Technologies, Inc.                       233,900     2,529,044
Laser Vision Centers, Inc.                                250,300    15,768,900
LaserSight, Inc.                                           70,000     1,137,500
LCA-Vision, Inc.                                          523,000     4,870,438
ResMed, Inc.                                              178,300     5,917,331

                                See notes to Schedule of Investments on page 51.
      The accompanying notes are an integral part of these financial statements.

                                                                        RS FUNDS

--------------------------------------------------------------------------------

JUNE 30, 1999 (UNAUDITED)                                  SHARES         VALUE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Summit Technology, Inc.                                   222,500  $  4,895,000
TLC, The Laser Center, Inc.                                80,350     3,856,800
VISIX, Inc.                                                94,200     7,459,463
Xomed Surgical Products, Inc.                              96,600     4,703,213
--------------------------------------------------------------------------------
                                                                     61,219,414
--------------------------------------------------------------------------------
NETWORK SYSTEMS - 1.5%
Network Appliance, Inc.                                   141,800     7,923,075
Novell, Inc.                                              275,000     7,287,500
--------------------------------------------------------------------------------
                                                                     15,210,575
--------------------------------------------------------------------------------
PHARMACEUTICALS - 0.4%
Dusa Pharmaceuticals, Inc.                                175,700     2,031,531
Pharmacyclics, Inc.                                        40,900     1,145,200
VaxGen, Inc.                                               80,100     1,311,637
--------------------------------------------------------------------------------
                                                                      4,488,368
--------------------------------------------------------------------------------
REAL ESTATE - 0.9%
CB Richard Ellis Services, Inc.                           265,400     6,601,825
Trammell Crow Company                                     164,200     2,699,038
--------------------------------------------------------------------------------
                                                                      9,300,863
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST - 0.2%
Patriot American Hospitality, Inc.(1)                     497,200     2,237,400
--------------------------------------------------------------------------------
                                                                      2,237,400
--------------------------------------------------------------------------------
RESTAURANTS - 0.2%
Garden Fresh Restaurant Corporation                        50,000       937,500
PJ America, Inc.                                           61,000     1,292,438
--------------------------------------------------------------------------------
                                                                      2,229,938
--------------------------------------------------------------------------------
SEMICONDUCTORS & COMPONENTS - 6.8%
Alpha Industries, Inc.                                    100,000     4,762,500
American Xtal Technology, Inc.                             20,000       476,250
Applied Micro Circuits Corporation                        101,648     8,360,548
Conexant Systems, Inc.                                    141,900     8,239,069
Cree Research, Inc.                                       218,100    16,780,069
Dupont Photomasks, Inc.                                     7,500       359,063
Genesis Microchip, Inc.                                   167,600     3,959,550
KLA-Tencor Corporation                                     25,000     1,621,875
Lam Research Corporation                                   50,000     2,334,375
MIPS Technologies, Inc.                                    50,000     2,396,875
MKS Instruments, Inc.                                      50,000       931,250
Novellus Systems, Inc.                                     25,000     1,706,250
TranSwitch Corporation                                    229,000    10,848,875
Triquint Semiconductor, Inc.                              107,000     6,078,938
--------------------------------------------------------------------------------
                                                                     68,855,487
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - 4.9%
Allegiance Telecom, Inc.                                  259,200    14,223,600
EchoStar Communications Corporation                       108,600    16,663,313
Harmonic, Inc.                                             45,000     2,584,688
Metromedia Fiber Network, Inc., Class A                   125,800     4,520,938
Metro One Telecommunications, Inc.                         50,000       687,500
Midcom Communications, Inc.                                60,000         2,100
Primus Telecommunications Group, Inc.                     488,000    10,949,500
--------------------------------------------------------------------------------
                                                                     49,631,639
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT - 2.1%
American Tower Corporation, Class A                       176,900     4,245,600
ANADIGICS, Inc.                                            60,000     2,220,000


JUNE 30, 1999 (UNAUDITED)                                  SHARES         VALUE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ANTEC Corporation                                          65,000  $  2,084,063
Ditech Communications Corp.                               125,500     2,510,000
Pinnacle Holdings, Inc.                                    90,000     2,205,000
RF Micro Devices, Inc.                                    104,200     7,775,925
--------------------------------------------------------------------------------
                                                                     21,040,588
--------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES - 5.7%
CapRock Communications Corporation                        189,700     7,682,850
Cox Communications, Inc.                                  117,800     4,336,512
Destia Communications, Inc.                               163,250     2,020,219
DSET Corporation                                          239,800     3,342,213
ICG Communications, Inc.                                  270,700     5,786,213
McLeodUSA, Inc.                                           119,800     6,589,000
Nextlink Communications, Inc.                              66,400     4,938,500
PanAmSat Corporation                                      200,600     7,810,863
Powerwave Technologies, Inc.                              125,000     4,031,250
Teligent, Inc., Class A                                    69,900     4,180,894
Viatel, Inc.                                              116,200     6,521,725
--------------------------------------------------------------------------------
                                                                     57,240,239
--------------------------------------------------------------------------------
TEXTILE-APPAREL MANUFACTURING - 0.8%
Quicksilver, Inc.                                         207,050     5,396,241
Tarrant Apparel Group                                     104,800     2,384,200
--------------------------------------------------------------------------------
                                                                      7,780,441
--------------------------------------------------------------------------------
TRANSPORTATION - 0.3%
Forward Air Corporation                                   111,000     3,121,875
--------------------------------------------------------------------------------
                                                                      3,121,875
--------------------------------------------------------------------------------
TRAVEL SERVICES - 1.2%
Extended Stay America, Inc.                               435,800     5,229,600
Four Seasons Hotels, Inc.(1)                              161,300     7,107,281
Interstate Hotels Corp.                                    16,573        68,365
--------------------------------------------------------------------------------
                                                                     12,405,246
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $740,500,219)                             973,176,710


                                                              PAR         VALUE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CONVERTIBLE BONDS - 0.0%
--------------------------------------------------------------------------------
Midcom Communications, Inc., 8.25%,

     Due 8/15/03, 144A(4,7,10)                          1,000,000       160,000

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS (Cost $1,000,000)                               160,000


                                                                          VALUE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 3.8%
--------------------------------------------------------------------------------
Temporary Investment Cash Fund                                       18,973,359
Temporary Investment Fund                                            18,973,359

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL SHORT TERM INVESTMENTS (Cost $37,946,718)                      37,946,718
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.4%  (Cost $779,446,937)                   1,011,283,428
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
OTHER LIABILITIES, NET - (0.4%)                                     (3,581,336)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                        $1,007,702,092
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                See notes to Schedule of Investments on page 51.
      The accompanying notes are an integral part of these financial statements.

SEMIANNUAL REPORT

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS -- GLOBAL NATURAL RESOURCES FUND

JUNE 30, 1999 (UNAUDITED)             FOREIGN CURRENCY(2)  SHARES         VALUE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COMMON STOCKS - 99.5%
--------------------------------------------------------------------------------
ALUMINUM - 4.6%
MAXXAM, Inc.                                               24,700  $  1,593,150
--------------------------------------------------------------------------------
                                                                      1,593,150
--------------------------------------------------------------------------------
ENERGY - 66.4%
Anadarko Petroleum Corporation(1)                          32,000     1,178,000
Anderson Exploration, Ltd.                          CAD   120,000     1,568,866
Beau Canada Exploration, Ltd.                       CAD   504,600       767,103
Berkley Petroleum Corporation                       CAD   160,000     1,335,090
Burlington Resources, Inc.(1)                              23,000       994,750
Calahoo Petroleum, Ltd.                             CAD   633,333       898,618
Canadian Hunter Exploration, Ltd.                   CAD   155,000     2,324,921
Cypress Energy, Inc., Class A                       CAD   207,611       834,624
EEX Corporation                                           162,300     1,125,956
Enron Corporation                                          10,000       817,500
Evergreen Resources, Inc.                                  20,000       503,750
Eurogas Corporation                                 CAD   637,514        90,455
Ocean Energy, Inc.                                        152,500     1,467,813
Oiltec Resources, Ltd.                              CAD 1,730,000     1,268,234
Pennaco Energy, Inc.                                       50,000       587,500
PennzEnergy Company(1)                                    110,000     1,835,625
Petro-Canada(1)                                     CAD   100,000     1,358,062
Petsec Energy, Ltd., ADR(3)                                14,748        23,966
Place Resources Corporation                         CAD   642,100     1,323,202
Plains Resources, Inc.                                    100,000     1,900,000
Purcell Energy, Ltd.                                CAD   539,300       816,210
--------------------------------------------------------------------------------
                                                                     23,020,245
--------------------------------------------------------------------------------
ENERGY SERVICES - 3.7%
Bowridge Resource Group, Inc.                       CAD   361,000       143,907
Shaw Industries, Ltd., Class A(1)                   CAD   120,300     1,125,742
--------------------------------------------------------------------------------
                                                                      1,269,649
--------------------------------------------------------------------------------
FINANCIAL SERVICES - 1.8%
Dundee Bancorp, Class A                             CAD    59,000       623,864
--------------------------------------------------------------------------------
                                                                        623,864
--------------------------------------------------------------------------------
FOOD - 4.3%
Fresh Del Monte Produce, Inc.                             107,000     1,511,375
--------------------------------------------------------------------------------
                                                                      1,511,375
--------------------------------------------------------------------------------
GOLD MINING - 0.3%
St. Jude Resources, Ltd.                            CAD   135,000        59,289
St. Jude Resources, Ltd., 144A(7)                   CAD    82,500        36,232
--------------------------------------------------------------------------------
                                                                         95,521
--------------------------------------------------------------------------------
PAPER & FOREST - 5.5%
Alliance Forest Products, Inc.                      CAD   136,300     1,671,460
Fletcher Challenge Canada, Ltd.(1)                  CAD    20,000       227,695
--------------------------------------------------------------------------------
                                                                      1,899,155
--------------------------------------------------------------------------------
PLATINUM GROUP METALS - 0.1%
African Minerals, Ltd., Restricted(4,5)                   203,624        30,136
--------------------------------------------------------------------------------
                                                                         30,136
--------------------------------------------------------------------------------


JUNE 30, 1999 (UNAUDITED)             FOREIGN CURRENCY(2)  SHARES         VALUE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
REAL ESTATE - 5.9%
Brookfield Properties Corporation(1)                CAD   100,000  $  1,293,875
Cadillac Fairview Corporation                       CAD    40,000       749,975
--------------------------------------------------------------------------------
                                                                      2,043,850
--------------------------------------------------------------------------------
UTILITIES/PIPELINES - 6.9%
Western Gas Resources, Inc.(1)                            150,000     2,400,000
--------------------------------------------------------------------------------
                                                                      2,400,000

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $32,340,031)                               34,486,945
--------------------------------------------------------------------------------


                                      FOREIGN CURRENCY(2)  SHARES         VALUE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
WARRANTS - 0.0%
--------------------------------------------------------------------------------
Solomon Resources, Ltd., 1/2 Warrants,
     Strike CAD 1.05, Expire 7/19/99(6)              CAD   37,500             -

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL WARRANTS (Cost $6,219)                                                  -
--------------------------------------------------------------------------------


                                                                          VALUE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 1.1%
--------------------------------------------------------------------------------
Temporary Investment Cash Fund                                          185,691
Temporary Investment Fund                                               185,692

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL SHORT TERM INVESTMENTS (Cost $371,383)                            371,383

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.6%  (Cost $32,717,633)                       34,858,328

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
OTHER LIABILITIES, NET - (0.6%)                                       (193,672)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                           $34,664,656
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                See notes to Schedule of Investments on page 51.
      The accompanying notes are an integral part of these financial statements.

                                                                        RS FUNDS

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS -- GLOBAL VALUE FUND

JUNE 30, 1999 (UNAUDITED)             FOREIGN CURRENCY(2)  SHARES         VALUE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COMMON STOCKS - 84.4%
--------------------------------------------------------------------------------
CONSTRUCTION/INFRASTRUCTURE - 12.1%
Lafarge Corporation(1)                                     10,000    $  354,375
Southdown, Inc.(1)                                          7,300       469,025
--------------------------------------------------------------------------------
                                                                        823,400
--------------------------------------------------------------------------------
CONSUMER & SPECIALTY RETAIL - 10.4%
Kmart Corporation                                          20,000       328,750
Payless ShoeSource, Inc.                                    7,000       374,500
--------------------------------------------------------------------------------
                                                                        703,250
--------------------------------------------------------------------------------
ENERGY - 17.9%
K N Energy, Inc.(1)                                        20,000       267,500
Texaco, Inc.(1)                                             9,000       562,500
The Coastal Corporation(1)                                  9,500       380,000
--------------------------------------------------------------------------------
                                                                      1,210,000
--------------------------------------------------------------------------------
ENERGY SERVICES - 10.5%
Nevada Power Company(1)                                    13,000       325,000
Unicom Corporation(1)                                      10,000       385,625
--------------------------------------------------------------------------------
                                                                        710,625
--------------------------------------------------------------------------------
INSURANCE - 6.6%
CIGNA Corporation(1)                                        5,000       445,000
--------------------------------------------------------------------------------
                                                                        445,000
--------------------------------------------------------------------------------
REAL ESTATE - 7.2%
Brookfield Properties Corporation(1)  CAD                   37,700      487,791
--------------------------------------------------------------------------------
                                                                        487,791
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - 6.2%
Telecom Italia S.p.A., ADR(1,3)                             2,500       262,969
Telecom Italia S.p.A.(1)                            ITL    15,000       155,927
--------------------------------------------------------------------------------
                                                                        418,896
--------------------------------------------------------------------------------
TEXTILE-APPAREL MANUFACTURING - 13.5%
Jones Apparel Group, Inc.                                  16,000       549,000
Liz Claiborne, Inc.(1)                                     10,000       365,000
--------------------------------------------------------------------------------
                                                                        914,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $4,840,308)                                 5,712,962
--------------------------------------------------------------------------------


                                                                          VALUE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 10.0%
Temporary Investment Cash Fund                                          337,275
Temporary Investment Fund                                               337,275

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL SHORT TERM INVESTMENTS (Cost $674,550)                        $   674,550


JUNE 30, 1999 (UNAUDITED)             FOREIGN CURRENCY(2)  SHARES         VALUE
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 94.4%  (Cost $5,514,858)                        $ 6,387,512

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
OTHER ASSETS, NET - 5.6%                                                379,123

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                           $ 6,766,635
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                See notes to Schedule of Investments on page 51.
      The accompanying notes are an integral part of these financial statements.

SEMIANNUAL REPORT

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS -- THE INFORMATION  AGE FUND-TM-

JUNE 30, 1999 (UNAUDITED)                                  SHARES         VALUE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COMMON STOCKS - 99.4%
--------------------------------------------------------------------------------
BIOTECHNOLOGY - 1.9%
Immunex Corporation                                        27,500  $  3,504,531
--------------------------------------------------------------------------------
                                                                      3,504,531
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT & SERVICES - 6.4%
Cisco Systems, Inc.                                       187,914    12,120,453
--------------------------------------------------------------------------------
                                                                     12,120,453
--------------------------------------------------------------------------------
COMPUTER HARDWARE & COMPONENTS - 8.8%
Applied Materials, Inc.                                    91,800     6,781,725
EMC Corporation                                           108,400     5,962,000
Gateway, Inc.                                              65,000     3,835,000
--------------------------------------------------------------------------------
                                                                     16,578,725
--------------------------------------------------------------------------------
COMPUTER SOFTWARE - 10.9%
BMC Software, Inc.                                         60,000     3,240,000
Legato Systems, Inc.                                       65,000     3,753,750
Microsoft Corporation                                     130,000    11,724,375
Oracle Systems Corporation                                 50,000     1,856,250
--------------------------------------------------------------------------------
                                                                     20,574,375
--------------------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES - 7.1%
Compuware Corporation                                     130,000     4,135,625
Intuit, Inc.                                               46,000     4,145,750
Sapient Corporation                                        90,000     5,096,250
--------------------------------------------------------------------------------
                                                                     13,377,625
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS - 7.8%
Solectron Corporation                                      94,400     6,295,300
Teradyne, Inc.                                            117,000     8,394,750
--------------------------------------------------------------------------------
                                                                     14,690,050
--------------------------------------------------------------------------------
INTERNET CAPITAL SERVICES - 9.5%
America Online, Inc.                                      101,100    11,171,550
E*TRADE Group, Inc.                                        50,000     1,996,875
Yahoo!, Inc.                                               27,600     4,754,100
--------------------------------------------------------------------------------
                                                                     17,922,525
--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT - 3.1%
Ameritrade Holding Corp., Class A                          22,000     2,332,000
Charles Schwab Corporation(1)                              32,500     3,570,937
--------------------------------------------------------------------------------
                                                                      5,902,937
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETICS - 1.0%
Biogen, Inc.                                               30,200     1,942,238
--------------------------------------------------------------------------------
                                                                      1,942,238
--------------------------------------------------------------------------------
SEMICONDUCTORS & COMPONENTS - 23.3%
Altera Corporation                                         90,000     3,313,125
Intel Corporation(1)                                       86,600     5,152,700
Level One Communications, Inc.                            108,000     5,285,250
LSI Logic Corporation                                     126,000     5,811,750
Motorola, Inc.(1)                                          48,000     4,548,000
Novellus Systems, Inc.                                     66,000     4,504,500
Texas Instruments, Inc.(1)                                 55,000     7,975,000
Xilinx, Inc.                                              128,500     7,356,625
--------------------------------------------------------------------------------
                                                                     43,946,950
--------------------------------------------------------------------------------


JUNE 30, 1999 (UNAUDITED)                                  SHARES         VALUE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT - 11.2%
Lucent Technologies, Inc.(1)                              150,750  $ 10,166,203
QUALCOMM, Inc.                                             30,000     4,305,000
Uniphase Corporation                                       40,000     6,640,000
--------------------------------------------------------------------------------
                                                                     21,111,203
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES - 8.4%
General Instrument Corp.                                   73,000     3,102,500
MCI WorldCom, Inc.                                         61,800     5,330,250
Nokia Corporation - ADR(1,3)                               80,800     7,398,250
--------------------------------------------------------------------------------
                                                                     15,831,000

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $118,955,814)                             187,502,612
--------------------------------------------------------------------------------


                                                                          VALUE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 1.9%
--------------------------------------------------------------------------------
Temporary Investment Cash Fund                                        1,822,400
Temporary Investment Fund                                             1,822,399

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL SHORT TERM INVESTMENTS (Cost $3,644,799)                        3,644,799
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 101.3%  (Cost $122,600,613)                     191,147,411
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
OTHER LIABILITIES, NET - (1.3%)                                     (2,554,619)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                          $188,592,792
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                See notes to Schedule of Investments on page 51.
      The accompanying notes are an integral part of these financial statements.

                                                                        RS FUNDS

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS -- MICROCAP GROWTH FUND

JUNE 30, 1999 (UNAUDITED)                                  SHARES         VALUE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COMMON STOCKS - 92.9%
--------------------------------------------------------------------------------
Aerospace - 0.6%
REMEC, Inc.                                                30,000   $   483,750
--------------------------------------------------------------------------------
                                                                        483,750
--------------------------------------------------------------------------------
AUTOMOBILES & OTHER MOTOR VEHICLES - 0.7%
Rush Entertprises, Inc.                                    40,000       645,000
--------------------------------------------------------------------------------
                                                                        645,000
--------------------------------------------------------------------------------
BIOTECHNOLOGY - 1.0%
LifeCell Corporation                                      210,000       866,250
--------------------------------------------------------------------------------
                                                                        866,250
--------------------------------------------------------------------------------
BROADCASTING/RADIO/TV - 1.1%
Medialink Worldwide, Inc.                                  60,000       960,000
--------------------------------------------------------------------------------
                                                                        960,000
--------------------------------------------------------------------------------
CHEMICALS - 0.6%
Eco Soil Systems, Inc.                                     95,000       510,625
--------------------------------------------------------------------------------
                                                                        510,625
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - 7.8%
Abacus Direct Corporation                                   9,900       905,850
Coinstar, Inc.                                             85,000     2,438,437
Condor Technology Solutions, Inc.                          40,000       187,500
Cornell Corrections, Inc.                                  80,000     1,315,000
International Telecommunication Data Systems, Inc.         45,000       720,000
Novacare Employee Services Corporation                     11,500        31,625
Optimal Robotics Corporation                               50,000       496,875
Towne Services, Inc.                                       85,000       669,375
--------------------------------------------------------------------------------
                                                                      6,764,662
--------------------------------------------------------------------------------
COMPUTER HARDWARE & COMPONENTS - 2.3%
Cybex Computer Products Corporation                        55,000     1,533,125
ThrustMaster, Inc.                                         20,000       480,000
--------------------------------------------------------------------------------
                                                                      2,013,125
--------------------------------------------------------------------------------
COMPUTER SOFTWARE - 6.8%
AremisSoft Corporation                                     70,000       310,625
ESPS, Inc.                                                 50,000       371,875
InterVU, Inc.                                              31,500     1,206,844
MySoftware Company                                         57,500       888,555
Pervasive Software, Inc.                                   85,000     2,114,375
QRS Corporation                                            13,000     1,014,000
--------------------------------------------------------------------------------
                                                                      5,906,274
--------------------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES - 2.9%
Netegrity, Inc.                                            30,000       495,000
Vista Information Solutions, Inc.                         177,500     2,052,344
--------------------------------------------------------------------------------
                                                                      2,547,344
--------------------------------------------------------------------------------
CONSTRUCTION/INFRASTRUCTURE - 1.2%
Trex Company, Inc.                                         40,000     1,015,000
--------------------------------------------------------------------------------
                                                                      1,015,000
--------------------------------------------------------------------------------
CONSULTING SERVICES - 0.7%
Superior Consultant Holdings Corporation                   25,000       617,187
--------------------------------------------------------------------------------
                                                                        617,187
--------------------------------------------------------------------------------


JUNE 30, 1999 (UNAUDITED)                                  SHARES         VALUE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CONSUMER & SPECIALTY RETAIL - 8.7%
1-800-Contacts, Inc.                                       35,000   $   656,250
Blue Rhino Corporation                                     45,200       415,275
Cost Plus, Inc.                                            30,000     1,365,000
Enamelon, Inc.                                            120,000       150,000
Happy Kids, Inc.                                           25,000       217,187
Hibbit Sporting Goods, Inc.                                30,000       660,000
Hot Topic, Inc.                                            50,000     1,350,000
MarineMax, Inc.                                            20,000       236,250
Movie Gallery, Inc.                                        75,000       403,125
Natrol, Inc.                                               65,000       487,500
Paul Harris Stores, Inc.                                   20,900       142,381
Rent Way, Inc.                                             50,000     1,231,250
U.S. Home & Garden, Inc.                                   55,000       206,250
--------------------------------------------------------------------------------
                                                                      7,520,468
--------------------------------------------------------------------------------
DATA PROCESSING SERVICES - 1.8%
Best Software, Inc.                                        52,800       851,400
Intercept Group, Inc.                                      45,000       697,500
--------------------------------------------------------------------------------
                                                                      1,548,900
--------------------------------------------------------------------------------
EDUCATION & TRAINING - 1.3%
Bright Horizons Family Solutions, Inc.                     26,600       502,075
Career Education Corporation                               20,000       676,250
--------------------------------------------------------------------------------
                                                                      1,178,325
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS - 7.2%
Aavid Thermal Technologies, Inc.                           73,300     1,658,412
Interlink Electronics, Inc.                                50,000       496,875
Meade Instruments Corporation                              45,000       776,250
Photon Dynamics, Inc.                                      50,000       600,000
Power Intergrations, Inc.                                  30,000     2,193,750
Universal Electronics, Inc.                                20,000       561,250
--------------------------------------------------------------------------------
                                                                      6,286,537
--------------------------------------------------------------------------------
FINANCIAL SERVICES - 1.9%
Creditrust Corporation                                     40,000     1,110,000
Rock Financial Corporation(1)                              35,000       546,875
--------------------------------------------------------------------------------
                                                                      1,656,875
--------------------------------------------------------------------------------
HEALTH CARE SERVICES - 4.4%
CareMatrix Corporation                                     50,000       621,875
MEDE AMERICA Corporation                                   25,000       943,750
MedQuist, Inc.                                             25,000     1,093,750
Res-Care, Inc.                                             50,000     1,137,500
--------------------------------------------------------------------------------
                                                                      3,796,875
--------------------------------------------------------------------------------
INSURANCE - 1.2%
Annuity and Life Re(Holdings), Ltd.(1)                     45,000     1,009,687
--------------------------------------------------------------------------------
                                                                      1,009,687
--------------------------------------------------------------------------------
INTERNET CAPITAL SERVICES - 1.8%
About.com, Inc.                                             4,000       207,500
Crosswalk.com, Inc.                                        35,000       341,250
drkoop.com, Inc.                                            7,500       119,531


                                See notes to Schedule of Investments on page 51.
      The accompanying notes are an integral part of these financial statements.

SEMIANNUAL REPORT

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS -- MICROCAP GROWTH FUND -- CONTINUED

JUNE 30, 1999 (UNAUDITED)                                  SHARES         VALUE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Multex.com, Inc.                                           14,500   $   378,813
NetGravity, Inc.                                           20,000       455,000
Onesource Information Services, Inc.                       10,000        87,500
--------------------------------------------------------------------------------
                                                                      1,589,594
--------------------------------------------------------------------------------
LEISURE - 0.6%
American Coin Merchandising, Inc.                          74,900       486,850
--------------------------------------------------------------------------------
                                                                        486,850
--------------------------------------------------------------------------------
MACHINERY - 0.7%
Asyst Technologies, Inc.                                   20,000       598,750
--------------------------------------------------------------------------------
                                                                        598,750
--------------------------------------------------------------------------------
MANUFACTURING - 1.9%
FARO Technologies, Inc.                                   115,000       575,000
Koala Corporation                                          40,000     1,070,000
--------------------------------------------------------------------------------
                                                                      1,645,000
--------------------------------------------------------------------------------
MEDIA - 1.1%
Faroudja, Inc.                                            190,000       534,375
LodgeNet Entertainment Corporation                         30,000       418,125
--------------------------------------------------------------------------------
                                                                        952,500
--------------------------------------------------------------------------------
MEDICAL-INSTRUMENTS & DEVICES - 3.5%
Closure Medical Corporation                                35,000     1,050,000
LCA-Vision, Inc.                                           70,000       651,875
Photoelectron Corporation                                  75,000       234,375
ZEVEX International, Inc.                                 210,000     1,089,375
--------------------------------------------------------------------------------
                                                                      3,025,625
--------------------------------------------------------------------------------
MEDICAL SUPPLIES - 1.6%
Molecular Devices Corporation                              37,500     1,406,250
--------------------------------------------------------------------------------
                                                                      1,406,250
--------------------------------------------------------------------------------
MISCELLANEOUS - 1.6%
Rainbow Rentals, Inc.                                     125,000     1,437,500
--------------------------------------------------------------------------------
                                                                      1,437,500
--------------------------------------------------------------------------------
NETWORK SYSTEMS - 2.1%
Performance Technologies, Inc.                             90,000     1,811,250
--------------------------------------------------------------------------------
                                                                      1,811,250
--------------------------------------------------------------------------------
PHARMACEUTICALS - 2.0%
Anesta Corp.                                               25,000       510,938
Kendle International, Inc.                                 75,000     1,200,000
--------------------------------------------------------------------------------
                                                                      1,710,938
--------------------------------------------------------------------------------
RESEARCH & DEVELOPMENT - 1.2%
Albany Molecular Research, Inc.                            35,000     1,041,250
--------------------------------------------------------------------------------
                                                                      1,041,250
--------------------------------------------------------------------------------
RESTAURANTS - 3.1%
Garden Fresh Restaurant Corporation                        60,000     1,125,000
PJ America, Inc.                                           45,000       953,438
RARE Hospitality International, Inc.                       25,000       637,500
--------------------------------------------------------------------------------
                                                                      2,715,938
--------------------------------------------------------------------------------
SEMICONDUCTORS - 11.4%
American Xtal Technology, Inc.                             80,000     1,905,000
AstroPower, Inc.                                           40,000       700,000
ATMI, Inc.                                                 49,300     1,466,675


JUNE 30, 1999 (UNAUDITED)                                  SHARES         VALUE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Cerprobe Corporation                                       45,000   $   450,000
Cree Research, Inc.                                        30,000     2,308,125
hi/fn Inc.                                                 14,500     1,103,813
QLogic Corporation                                         15,000     1,980,000
--------------------------------------------------------------------------------
                                                                      9,913,613
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - 1.2%
Metro One Telecommunications, Inc.                         75,000     1,031,250
--------------------------------------------------------------------------------
                                                                      1,031,250
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT - 0.5%
P-Com, Inc.                                                80,000       418,750
--------------------------------------------------------------------------------
                                                                        418,750
--------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES - 5.6%
Adaptive Broadband Corporation                             20,000       437,500
CapRock Communications Corporation                         50,000     2,025,000
Powerwave Technologies, Inc.                               20,000       645,000
Transaction Network Services, Inc.                         60,000     1,755,000
--------------------------------------------------------------------------------
                                                                      4,862,500
--------------------------------------------------------------------------------
TEXTILE-APPAREL & MANUFACTURING - 0.6%
Gildan Activewear, Inc.                                    30,000       506,250
--------------------------------------------------------------------------------
                                                                        506,250
--------------------------------------------------------------------------------
TRAVEL SERVICES - 0.2%
ResortQuest International, Inc.                            20,200       166,650
--------------------------------------------------------------------------------
                                                                        166,650
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $57,513,420)                               80,647,342
--------------------------------------------------------------------------------


                                                                          VALUE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 6.3%
Temporary Investment Cash Fund                                        2,734,061
Temporary Investment Fund                                             2,734,061


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL SHORT TERM INVESTMENTS (Cost $5,468,122)                        5,468,122

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 99.2%  (Cost $62,981,542)                        86,115,464
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
OTHER ASSETS, NET - 0.8%                                                712,839


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                           $86,828,303
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                See notes to Schedule of Investments on page 51.
      The accompanying notes are an integral part of these financial statements.

                                                                        RS FUNDS

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS -- MIDCAP OPPORTUNITIES FUND

JUNE 30, 1999 (UNAUDITED)                                  SHARES         VALUE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COMMON STOCKS - 89.7%
--------------------------------------------------------------------------------
Aerospace - 1.7%
Alliant Techsystems, Inc.                                  40,000  $  3,460,000
--------------------------------------------------------------------------------
                                                                      3,460,000
--------------------------------------------------------------------------------
AGRICULTURAL PRODUCTS - 1.0%
Seminis, Inc.                                             135,000     2,033,437
--------------------------------------------------------------------------------
                                                                      2,033,437
--------------------------------------------------------------------------------
AIRLINES - 0.9%
Northwest Airlines Corporation                             55,000     1,787,500
--------------------------------------------------------------------------------
                                                                      1,787,500
--------------------------------------------------------------------------------
BANKS - 1.0%
Fleet Financial Group, Inc.(1)                             45,000     1,996,875
--------------------------------------------------------------------------------
                                                                      1,996,875
--------------------------------------------------------------------------------
BUSINESS SERVICES - 1.8%
Administaff, Inc.                                         185,000     2,960,000
United Shipping & Technology, Inc.                        220,000       632,500
--------------------------------------------------------------------------------
                                                                      3,592,500
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - 1.0%
Quintiles Transnational Corporation                        45,000     1,890,000
--------------------------------------------------------------------------------
                                                                      1,890,000
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT - 1.0%
Research in Motion, Ltd.                                  100,000     2,025,000
--------------------------------------------------------------------------------
                                                                      2,025,000
--------------------------------------------------------------------------------
COMPUTER SOFTWARE - 2.4%
Concentric Networking Corporation                          50,000     1,987,500
Macromedia, Inc.                                           45,000     1,586,250
SalesLogix Corporation                                     73,800     1,097,775
--------------------------------------------------------------------------------
                                                                      4,671,525
--------------------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES - 2.5%
Comverse Technology, Inc.                                  27,000     2,038,500
Intuit, Inc.                                               16,000     1,442,000
PeopleSoft, Inc.                                           85,000     1,466,250
--------------------------------------------------------------------------------
                                                                      4,946,750
--------------------------------------------------------------------------------
CONSTRUCTION/INFRASTRUCTURE - 2.0%
Fleetwood Enterprises, Inc.(1)                             60,000     1,586,250
Texas Industries, Inc.(1)                                  60,000     2,325,000
--------------------------------------------------------------------------------
                                                                      3,911,250
--------------------------------------------------------------------------------
CONSULTING SERVICES - 1.9%
Comdisco, Inc.(1)                                         145,000     3,715,625
--------------------------------------------------------------------------------
                                                                      3,715,625
--------------------------------------------------------------------------------
CONSUMER & SPECIALTY RETAIL - 5.7%
American Eagle Outfitters                                  40,000     1,820,000
Linens 'N Things, Inc.                                     52,500     2,296,875
Payless ShoeSource, Inc.                                   40,000     2,140,000
Pep Boys Manny, Moe & Jack(1)                              90,000     1,946,250
Tandy Corporation(1)                                       60,000     2,932,500
--------------------------------------------------------------------------------
                                                                     11,135,625
--------------------------------------------------------------------------------


JUNE 30, 1999 (UNAUDITED)                                  SHARES         VALUE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CONSUMER PRODUCTS & SERVICES - 0.9%
Dial Corporation(1)                                        45,000  $  1,673,437
--------------------------------------------------------------------------------
                                                                      1,673,437
--------------------------------------------------------------------------------
DATA PROCESSING SERVICES - 1.0%
First Data Corporation(1)                                  40,000     1,957,500
--------------------------------------------------------------------------------
                                                                      1,957,500
--------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE - 1.0%
WESCO International, Inc.                                  96,500     1,978,250
--------------------------------------------------------------------------------
                                                                      1,978,250
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS - 7.2%
Altera Corporation                                         52,500     1,932,656
American Power Conversion Corporation                     150,000     3,018,750
EG & G, Inc.(1)                                            55,000     1,959,375
Jabil Circuit, Inc.                                        62,000     2,797,750
Millipore Corporation                                      50,000     2,028,125
Teradyne, Inc.                                             35,000     2,511,250
--------------------------------------------------------------------------------
                                                                     14,247,906
--------------------------------------------------------------------------------
ENERGY - 1.0%
Anadarko Petroleum Corporation(1)                          51,500     1,895,844
--------------------------------------------------------------------------------
                                                                      1,895,844
--------------------------------------------------------------------------------
ENERGY SERVICES - 11.3%
Apache Corporation(1)                                      65,000     2,535,000
Baker Hughes, Inc.(1)                                      65,000     2,177,500
BJ Services Company                                        55,000     1,619,062
ENSCO International, Inc.(1)                              130,000     2,591,875
Montana Power Company(1)                                   48,500     3,419,250
Noble Drilling Corporation                                 50,000       984,375
Potomac Electric Power Company(1)                          80,000     2,355,000
Rowan Companies, Inc.                                     100,000     1,843,750
Tidewater, Inc.(1)                                         50,000     1,525,000
Tosco Corporation(1)                                       65,000     1,685,937
Weatherford International, Inc.                            40,000     1,465,000
--------------------------------------------------------------------------------
                                                                     22,201,749
--------------------------------------------------------------------------------
ENTERTAINMENT - 0.8%
SFX Entertainment, Inc.                                    25,000     1,664,062
--------------------------------------------------------------------------------
                                                                      1,664,062
--------------------------------------------------------------------------------
ENVIRONMENTAL SERVICES - 2.4%
Republic Services, Inc.                                   100,000     2,475,000
Waste Management, Inc.(1)                                  40,000     2,150,000
--------------------------------------------------------------------------------
                                                                      4,625,000
--------------------------------------------------------------------------------
FINANCIAL SERVICES - 3.0%
First Sierra Financial, Inc.                              165,100     4,127,500
Golden State Bancorp, Inc.                                 80,000     1,760,000
--------------------------------------------------------------------------------
                                                                      5,887,500
--------------------------------------------------------------------------------
INSURANCE - 0.5%
Core Cap Inc.,  Class A Restricted(4,5)                    75,000     1,045,500
--------------------------------------------------------------------------------
                                                                      1,045,500
--------------------------------------------------------------------------------

                                See notes to Schedule of Investments on page 51.
      The accompanying notes are an integral part of these financial statements.

SEMIANNUAL REPORT

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS -- MIDCAP OPPORTUNITIES FUND -- CONTINUED

JUNE 30, 1999 (UNAUDITED)                                  SHARES         VALUE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INTERNET CAPITAL SERVICES - 1.1%
EDGAR Online, Inc.                                         65,000   $   520,000
Security First Technologies Corporation                    37,500     1,692,187
--------------------------------------------------------------------------------
                                                                      2,212,187
--------------------------------------------------------------------------------
MANUFACTURING - 1.1%
Tyco International Ltd.(1)                                 22,000     2,084,500
--------------------------------------------------------------------------------
                                                                      2,084,500
--------------------------------------------------------------------------------
MEDIA - 8.6%
Adelphia Communications Corporation, Class A               25,000     1,590,625
AT&T Corporation - Liberty Media Group, Grade A           150,000     5,512,500
Gemstar International Group, Ltd.                          27,500     1,794,375
MediaOne Group, Inc.                                       60,000     4,462,500
The Kushner-Locke Company                                 175,000     1,137,500
Univision Communications, Inc.                             38,000     2,508,000
--------------------------------------------------------------------------------
                                                                     17,005,500
--------------------------------------------------------------------------------
MEDICAL INSTRUMENTS & DEVICES - 2.2%
MiniMed, Inc.                                              30,000     2,308,125
TLC, The Laser Center, Inc.                                41,750     2,004,000
--------------------------------------------------------------------------------
                                                                      4,312,125
--------------------------------------------------------------------------------
NETWORK SYSTEMS - 2.3%
Adaptec, Inc.                                              65,000     2,295,312
Novell, Inc.                                               85,000     2,252,500
--------------------------------------------------------------------------------
                                                                      4,547,812
--------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS - 1.0%
Mead Corporation(1)                                        45,000     1,878,750
--------------------------------------------------------------------------------
                                                                      1,878,750
--------------------------------------------------------------------------------
PHARMACEUTICALS - 0.9%
Cephalon, Inc.                                            100,000     1,737,500
--------------------------------------------------------------------------------
                                                                      1,737,500
--------------------------------------------------------------------------------
R.E.I.T. - 0.5%
FBR Asset Investment Corporation                           75,000     1,012,500
--------------------------------------------------------------------------------
                                                                      1,012,500
--------------------------------------------------------------------------------
RENTAL AUTO/EQUIPMENT - 0.9%
Avis Rent A Car, Inc.                                      60,000     1,747,500
--------------------------------------------------------------------------------
                                                                      1,747,500
--------------------------------------------------------------------------------
SEMICONDUCTORS & COMPONENTS - 2.3%
Lam Research Corporation                                   45,000     2,100,937
Motorola, Inc.(1)                                          25,000     2,368,750
--------------------------------------------------------------------------------
                                                                      4,469,687
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - 3.4%
EchoStar Communications Corporation                        20,000     3,068,750
ICG Communications, Inc.                                   50,000     1,068,750
Primus Telecommunications Group, Inc.                     110,000     2,468,125
--------------------------------------------------------------------------------
                                                                      6,605,625
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT - 8.0%
ADC Telecommunications, Inc.                               35,000     1,594,687
Associated Group, Inc.                                     30,000     1,955,625
CIENA Corporation                                          55,000     1,660,313
Digital Microwave Corporation                              50,000       637,500


JUNE 30, 1999 (UNAUDITED)                                  SHARES         VALUE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DSP Communications, Inc.                                   75,000  $  2,165,625
Excel Switching Corporation                                85,000     2,544,688
Picturetel, Inc.                                          120,000       960,000
RF Micro Devices, Inc.                                     30,500     2,276,063
Uniphase Corporation                                       12,000     1,992,000
--------------------------------------------------------------------------------
                                                                     15,786,501
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES - 3.4%
CapRock Communications Corporation                        120,000     4,860,000
Western Wireless Corporation, Class A                      70,000     1,890,000
--------------------------------------------------------------------------------
                                                                      6,750,000
--------------------------------------------------------------------------------
TRANSPORTATION - 0.6%
Knightsbridge Tankers Ltd.(1)                              70,000     1,225,000
--------------------------------------------------------------------------------
                                                                      1,225,000
--------------------------------------------------------------------------------
TRAVEL SERVICES - 1.4%
Galileo International, Inc.(1)                             50,000     2,671,875
--------------------------------------------------------------------------------
                                                                      2,671,875
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $142,285,614)                             176,389,897


                                                           SHARES         VALUE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS - 3.7%
DATA TELECOMMUNICATIONS - 0.4%
CellNet Funding LLC, 7.00%,
     Expires 6/01/10                                      140,000       780,000
--------------------------------------------------------------------------------
                                                                        780,000
--------------------------------------------------------------------------------
INSURANCE - 0.8%
Core Cap, Inc., Series A, 10.00%,
     Expires 12/31/49, Restricted(4,5)                     75,000     1,559,250
--------------------------------------------------------------------------------
                                                                      1,559,250
--------------------------------------------------------------------------------
TRANSPORTATION - 2.5%
Trans World Airlines, Inc., 4.625%,
     Series 144A, Expires 12/31/497                        36,500     1,245,563
Trans World Airlines, Inc., 8.00%,
     Expires 12/31/49                                      75,500     1,462,813
Trans World Airlines, Inc., 9.25%,
     Expires 12/31/49                                      63,500     2,166,938
--------------------------------------------------------------------------------
                                                                      4,875,314
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $9,782,897)                  7,214,564


                                                              PAR         VALUE
--------------------------------------------------------------------------------
CONVERTIBLE BONDS - 4.5%
COMPUTER HARDWARE & COMPONENTS - 0.2%
HMT Technology Corporation, 5.75%,
     Due 1/15/04                                        1,250,000       473,438
--------------------------------------------------------------------------------
                                                                        473,438
--------------------------------------------------------------------------------

                                See notes to Schedule of Investments on page 51.
      The accompanying notes are an integral part of these financial statements.

                                                                        RS FUNDS

--------------------------------------------------------------------------------

JUNE 30, 1999 (UNAUDITED)                                     PAR         VALUE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COMPUTER SOFTWARE - 1.1%
System Software Assocation, Inc.,  7.00%,
     Due 9/15/02                                        6,000,000    $2,160,000
--------------------------------------------------------------------------------
                                                                      2,160,000
--------------------------------------------------------------------------------
CONSUMER & SPECIALTY RETAIL - 0.7%
The Sports Authority, Inc., 5.25%,
     Due 9/15/01                                        2,000,000     1,400,000
--------------------------------------------------------------------------------
                                                                      1,400,000
--------------------------------------------------------------------------------
ENERGY SERVICES - 1.0%
Halter Marine Corporation,  4.50%,
     Due 9/15/04                                        1,750,000     1,087,188
Key Energy Group, Inc., 144A, 5.00%,
     Due 9/15/04(7)                                     1,250,000       785,938
--------------------------------------------------------------------------------
                                                                      1,873,126
--------------------------------------------------------------------------------
ENVIRONMENTAL SERVICES - 0.0%
Molten Metal Technology, Inc.,  5.50%,
     Due 5/01/06(4,10)                                  5,000,000           500
--------------------------------------------------------------------------------
                                                                            500
--------------------------------------------------------------------------------
HEALTHCARE SERVICES - 0.4%
Alternative Living Services, Inc., 5.25%,
     Due 12/15/02                                         950,000       735,063
--------------------------------------------------------------------------------
                                                                        735,063
--------------------------------------------------------------------------------
HEALTHCARE/HMO - 0.1%
Assisted Living Concepts, Inc., 6.00%,
     Due 11/01/02                                         525,000       288,750
--------------------------------------------------------------------------------
                                                                        288,750
--------------------------------------------------------------------------------
INTERNET CAPITAL SERVICES - 0.4%
Sportsline USA Inc., 5.00%, Due 4/01/09                 1,000,000       727,500
--------------------------------------------------------------------------------
                                                                        727,500
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES - 0.6%
ITC Deltacom, 144A, 4.50%, Due 5/15/06(7)               1,000,000     1,230,000
--------------------------------------------------------------------------------
                                                                      1,230,000

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS (Cost $12,785,842)                            8,888,377
--------------------------------------------------------------------------------


                                                                          VALUE
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 2.7%
--------------------------------------------------------------------------------
Temporary Investment Cash Fund                                        2,661,413
Temporary Investment Fund                                             2,661,412

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL SHORT TERM INVESTMENTS (Cost $5,322,825)                        5,322,825

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.6%  (Cost $170,177,178)                     197,815,663

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SHORT CALL OPTIONS - (0.1%) (Premium $142,125)                        (175,000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
OTHER LIABILITIES, NET - (0.5%)                                       (992,911)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                         $ 196,647,752
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHORT  CALL OPTIONS
--------------------------------------------------------------------------------

JUNE 30, 1999 (UNAUDITED)                               CONTRACTS         VALUE
SHORT CALL OPTIONS - 0.1%
--------------------------------------------------------------------------------
Echostar Communications Corporation,
     Strike 155, Expire 7/17/99(6)                            200   $   175,000
--------------------------------------------------------------------------------
TOTAL SHORT CALL OPTIONS (Premium $142,125)                         $   175,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                See notes to Schedule of Investments on page 51.
      The accompanying notes are an integral part of these financial statements.

SEMIANNUAL REPORT

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS -- PARTNERS FUND

JUNE 30, 1999 (UNAUDITED)             FOREIGN CURRENCY(2)  SHARES         VALUE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COMMON STOCKS - 97.6%
--------------------------------------------------------------------------------
ALUMINUM - 9.0%
MAXXAM, Inc.                                               46,000  $  2,967,000
--------------------------------------------------------------------------------
                                                                      2,967,000
--------------------------------------------------------------------------------
CLOSED-END FUNDS - 0.4%
Cathay Investment Fund, Ltd.(4)                    HKD    525,000       131,274
--------------------------------------------------------------------------------
                                                                        131,274
--------------------------------------------------------------------------------
COMPUTER SOFTWARE - 1.2%
Artisoft, Inc.                                             80,000       405,000
--------------------------------------------------------------------------------
                                                                        405,000
--------------------------------------------------------------------------------
CONSTRUCTION/INFRASTRUCTURE - 4.0%
Meritage Corporation                                      121,200     1,325,625
--------------------------------------------------------------------------------
                                                                      1,325,625
--------------------------------------------------------------------------------
CONSUMER & SPECIALTY RETAIL - 1.3%
CompUSA, Inc.                                              60,000       446,250
--------------------------------------------------------------------------------
                                                                        446,250
--------------------------------------------------------------------------------
CONSUMER GOODS - 1.8%
Nu Skin Enterprises, Inc.                                  30,000       598,125
--------------------------------------------------------------------------------
                                                                        598,125
--------------------------------------------------------------------------------
CONSUMER/BUSINESS SERVICES - 12.8%
Midas, Inc.(1)                                             36,600     1,038,525
Pennzoil-Quaker State Company(1)                           75,000     1,125,000
Pittston Brink's Group(1)                                  77,000     2,059,750
--------------------------------------------------------------------------------
                                                                      4,223,275
--------------------------------------------------------------------------------
ENERGY - 27.6%
Alliance Energy, Inc., 144A(7)                     CAD  1,500,000       304,044
Best Pacific Resources, Ltd.                       CAD  1,500,000       709,435
Calahoo Petroleum, Ltd.                            CAD    247,866       351,690
Cypress Energy, Inc.                               CAD    600,000     2,412,081
Oiltec Resources Ltd., 144A(7)                     CAD  1,536,400     1,126,309
Petsec Energy Ltd., ADR(3)                                 82,452       133,985
Place Resources Corporation                        CAD    884,800     1,823,344
Plains All American Pipeline, L.P.(1)                      30,000       556,875
Ryan Energy Technologies, Inc.                     CAD    269,000       772,440
Symmetry Resources, Inc.                           CAD  1,952,100       923,259
--------------------------------------------------------------------------------
                                                                      9,113,462
--------------------------------------------------------------------------------
ENERGY SERVICES - 8.1%
Bowridge Resource Group, Inc.                      CAD  1,700,000       677,680
Northstar Drilling Systems, Inc.                   CAD    500,000       472,957
Northstar Drilling Systems, Inc., 144A(7)          CAD    100,000        94,591
NQL Drilling Tools, Inc., 144A(7)                  CAD    175,000       827,675
NQL Drilling Tools, Inc., Class A                  CAD    125,000       591,196
--------------------------------------------------------------------------------
                                                                      2,664,099
--------------------------------------------------------------------------------
FOOD - 6.2%
Fresh Del Monte Produce, Inc.                             145,000     2,048,125
--------------------------------------------------------------------------------
                                                                    8 2,048,125
--------------------------------------------------------------------------------
FOOD RETAIL/WHOLESALE - 4.3%
Sobeys Canada, Inc.(1)                             CAD    122,700     1,430,070
--------------------------------------------------------------------------------
                                                                      1,430,070
--------------------------------------------------------------------------------


JUNE 30, 1999 (UNAUDITED)             FOREIGN CURRENCY(2)  SHARES         VALUE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
FURNITURE - 1.8%
Hon Industries, Inc.(1)                                    20,000   $   583,750
--------------------------------------------------------------------------------
                                                                        583,750
--------------------------------------------------------------------------------
HOLDING COMPANIES, DIVERSIFIED - 1.4%
Jascan Resources, Inc.                             CAD    854,500       467,650
--------------------------------------------------------------------------------
                                                                        467,650
--------------------------------------------------------------------------------
INSURANCE - 5.2%
Desjardins Laurentian Financial
     Corporation, Class A(1)                       CAD    157,000     1,718,455
--------------------------------------------------------------------------------
                                                                      1,718,455
--------------------------------------------------------------------------------
MANUFACTURING - 2.6%
TB Wood's Corporation(1)                                   80,000       875,000
--------------------------------------------------------------------------------
                                                                        875,000
--------------------------------------------------------------------------------
PUBLISHING-NEWSPAPERS - 3.1%
Hollinger International, Inc.(1)                           85,000     1,009,375
--------------------------------------------------------------------------------
                                                                      1,009,375
--------------------------------------------------------------------------------
RESTAURANTS - 0.7%
IHOP Corporation                                           10,000       240,625
--------------------------------------------------------------------------------
                                                                        240,625
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT - 2.3%
Superior TeleCom, Inc.(1)                                  30,000       750,000
--------------------------------------------------------------------------------
                                                                        750,000
--------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES - 3.8%
Paging Network, Inc.                                      260,000     1,251,250
--------------------------------------------------------------------------------
                                                                      1,251,250
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $32,412,031)                               32,248,410
--------------------------------------------------------------------------------


                                                         WARRANTS         VALUE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
WARRANTS - 0.0%
--------------------------------------------------------------------------------
Magin Energy, Inc., Warrants, Strike CAD 9.50,
     Expire 9/1/00(4,6)                                   217,310           734
Solomon Resources, Ltd., 1/2 Warrants,
     Strike CAD 1.05, Expire 7/19/99(4,6)                  37,500             -

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL WARRANTS (Cost $71,260)                                               734
--------------------------------------------------------------------------------


                                                                          VALUE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 2.5%
Temporary Investment Cash Fund                                          412,961
Temporary Investment Fund                                               412,961

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $825,922)                            825,922
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.1%  (Cost $33,309,213)                       33,075,066

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
OTHER LIABILITIES, NET - (0.1%)                                         (40,778)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                         $  33,034,288
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                See notes to Schedule of Investments on page 51.
      The accompanying notes are an integral part of these financial statements.

                                                                        RS FUNDS

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS -- VALUE + GROWTH FUND

JUNE 30, 1999 (UNAUDITED)                                  SHARES         VALUE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COMMON STOCKS - 98.7%
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT & SERVICES - 2.3%
Cisco Systems, Inc.                                       238,548  $ 15,386,346
                                                                     15,386,346
COMPUTER HARDWARE & COMPONENTS - 5.9%
Applied Materials, Inc.                                   262,800    19,414,350
Dell Computer Corporation                                 270,000     9,990,000
International Business Machines Corp.(1)                   80,100    10,352,925
--------------------------------------------------------------------------------
                                                                     39,757,275
--------------------------------------------------------------------------------
COMPUTER SOFTWARE - 6.2%
BMC Software, Inc.                                        213,000    11,502,000
Microsoft Corporation                                     336,000    30,303,000
--------------------------------------------------------------------------------
                                                                     41,805,000
--------------------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES - 0.3%
Compuware Corporation                                      60,000     1,908,750
--------------------------------------------------------------------------------
                                                                      1,908,750
--------------------------------------------------------------------------------
CONSUMER & SPECIALTY RETAIL - 27.0%
Best Buy Co., Inc.                                        376,600    25,420,500
Circuit City Stores-Circuit City Group(1)                 258,500    24,040,500
Costco Cos., Inc.                                         275,000    22,017,187
CVS Corporation(1)                                        391,200    20,000,100
Home Depot, Inc.(1)                                       115,000     7,410,313
Safeway, Inc.                                             394,400    19,522,800
Staples, Inc.                                             675,000    20,882,812
The Gap, Inc.(1)                                          174,150     8,772,806
Wal-Mart Stores, Inc.(1)                                  310,400    14,976,800
Walgreen Company(1)                                       600,000    17,625,000
--------------------------------------------------------------------------------
                                                                    180,668,818
--------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE - 1.1%
Ingram Micro, Inc., Class A                               290,100     7,470,075
--------------------------------------------------------------------------------
                                                                      7,470,075
--------------------------------------------------------------------------------
FINANCIAL SERVICES - 10.0%
American Express Company(1)                                74,000     9,629,250
Citigroup, Inc.(1)                                        382,500    18,168,750
Donaldson, Lufkin & Jenrette, Inc.(1)                     199,400    12,013,850
Household International, Inc.(1)                          145,000     6,869,375
Morgan Stanley Dean Witter & Co.(1)                       195,000    19,987,500
--------------------------------------------------------------------------------
                                                                     66,668,725
--------------------------------------------------------------------------------
HEALTH MAINTENANCE ORGANIZATIONS - 1.4%
United Healthcare Corporation(1)                          148,500     9,299,813
--------------------------------------------------------------------------------
                                                                      9,299,813
--------------------------------------------------------------------------------
INSURANCE - 1.1%
CIGNA Corporation(1)                                       86,000     7,654,000
--------------------------------------------------------------------------------
                                                                      7,654,000
--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT - 5.4%
Charles Schwab Corporation(1)                             120,000    13,185,000
Merrill Lynch & Co., Inc.(1)                              288,538    23,065,006
--------------------------------------------------------------------------------
                                                                     36,250,006
--------------------------------------------------------------------------------
MEDIA - 4.9%
Comcast Corporation, Class A(1)                           400,000    15,375,000
Time Warner, Inc.(1)                                      240,000    17,640,000
--------------------------------------------------------------------------------
                                                                     33,015,000
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETICS - 2.5%
Amgen, Inc.                                               180,000    10,957,500
Biogen, Inc.                                               94,000     6,045,375
--------------------------------------------------------------------------------
                                                                     17,002,875
--------------------------------------------------------------------------------


JUNE 30, 1999 (UNAUDITED)                                  SHARES         VALUE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MEDICAL PRODUCTS & SERVICES - 1.6%
Johnson & Johnson(1)                                      109,200  $ 10,701,600
--------------------------------------------------------------------------------
                                                                     10,701,600
PHARMACEUTICALS - 6.9%
Eli Lilly & Co.(1)                                        220,000    15,757,500
Merck & Co., Inc.(1)                                      226,600    16,768,400
Pfizer, Inc.(1)                                           121,500    13,334,625
                                                                     45,860,525
--------------------------------------------------------------------------------
SEMICONDUCTORS & EQUIPMENT - 11.4%
Intel Corporation(1)                                      400,200    23,811,900
Motorola, Inc.(1)                                         105,100     9,958,225
Texas Instruments, Inc.(1)                                187,700    27,216,500
Xilinx, Inc.                                              270,000    15,457,500
                                                                     76,444,125
--------------------------------------------------------------------------------
SHOES & RELATED APPAREL - 2.4%
Nike, Inc., Class B(1)                                    248,400    15,726,825
                                                                     15,726,825
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT - 2.2%
Lucent Technologies, Inc.(1)                              100,000     6,743,750
Nortel Networks Corporation(1)                             90,300     7,839,169
                                                                     14,582,919
--------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES - 6.1%
MCI WorldCom, Inc.                                        307,000    26,478,750
Sprint Corporation(1)                                     274,000    14,470,625
                                                                     40,949,375
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS (Cost $418,489,550)                             661,152,052
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                                          VALUE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 1.4%
--------------------------------------------------------------------------------
Temporary Investment Cash Fund                                       4,618,212
Temporary Investment Fund                                            4,618,212

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL SHORT TERM INVESTMENTS (Cost $9,236,424)                       9,236,424
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.1%  (Cost $427,725,974)                     670,388,476
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
OTHER LIABILITIES, NET - (0.1%)                                       (774,320)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                          $669,614,156
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


(1)  Income producing security

(2) Foreign denominated security; AUD-Australian Dollar, CAD-Canadian Dollar, GBP-British Pound, HKD-Hong Kong Dollar, IDR-Indonesian Rupiah, ITL-Italian Lira, SAR South African Rand

(3)  ADR-American Depository Receipt; GDR-Global Depository Receipt

(4)  Fair-Value Security. See 1.a in Notes to Financial Statements

(5)  Restricted Security. See 4.e in Notes to Financial Statements

(6)  See 4.f in Notes to Financial Statements

(7) These securities may be resold in transactions under rule 144A of the Securities Act of 1933, normally to qualified institutional buyers

(8)  Shares registered for foreign investors

(9)  When-issued security

(10) Defaulted security


   The accompanying notes are an integral part of these financial statements.

SEMIANNUAL REPORT

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES

                                                                                    THE
AS OF JUNE 30, 1999 (UNAUDITED)                                               CONTRARIAN       DIVERSIFIED            EMERGING
(ALL NUMBERS IN THOUSANDS EXCEPT FOR PRICING OF SHARES SECTION)                 FUND-TM-            GROWTH              GROWTH
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value                                                           $129,115           $96,969          $1,011,283
Deposits with brokers for securities sold short                                   32,166             1,549                   -
Cash                                                                                   -                 -                   -
Receivable for investments sold                                                    6,006             5,076              11,015
Receivable for fund shares subscribed                                                440               526              22,976
Dividends/interest receivable                                                        239                13                 400
Organization cost                                                                      -                 -                   -
Prepaid Expenses                                                                       3                 -                   -
------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                     167,969           104,133           1,045,674
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------------------------------------------------------
Securities sold short                                                             29,236                 -                   -
Written options                                                                        -                70                   -
Payable to custodian bank                                                          2,425                 -                   -
Payable for investments purchased                                                    609             5,116              34,875
Payable for fund shares redeemed                                                     581                80               2,028
Payable to adviser                                                                   162                95                 701
Payable to distributor                                                                27                19                 175
Accrued expenses/other liabilities                                                     -                24                 193
------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                 33,040             5,404              37,972
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                $134,929           $98,729          $1,007,702

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------
Paid-in capital                                                                 $301,504           $56,062            $665,139
Accumulated undistributed net investment income/(loss)                           (4,100)             (612)             (6,258)
Accumulated net realized gain/(loss) from investments and from securities
    and options sold short, and foreign currency transactions                   (93,091)            24,615             116,985
Net unrealized appreciation/(depreciation) on investments and on securities and options sold short, and translation of assets and liabilities in
    foreign currencies                                                          (69,384)            18,664             231,836
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                               $134,929            $98,729          $1,007,702
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS, AT COST                                                           $216,868            $78,391            $779,447

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
PROCEEDS FROM SECURITIES SOLD SHORT                                             $47,637                  -                   -

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
PREMIUMS FROM WRITTEN OPTIONS                                                         -               $157                   -

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
PRICING OF SHARES:

Net Asset Value, offering, and redemption price per share                         $9.25             $23.01              $34.35
Net assets                                                                 $134,928,499        $98,729,071      $1,007,702,092
Shares of beneficial interest outstanding with no par value                  14,588,892          4,290,805          29,336,186
------------------------------------------------------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

                                                                        RS FUNDS
--------------------------------------------------------------------------------

                                                                                GLOBAL                                   THE
AS OF JUNE 30, 1999 (UNAUDITED)                                                NATURAL           GLOBAL          INFORMATION
(ALL NUMBERS IN THOUSANDS EXCEPT FOR PRICING OF SHARES SECTION)              RESOURCES            VALUE         AGE FUND-TM-
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value                                                          $34,858           $6,388             $191,147
Deposits with brokers for securities sold short                                      -                -                    -
Cash                                                                                 -              368                    -
Receivable for investments sold                                                     11                -                2,839
Receivable for fund shares subscribed                                               12                4                  909
Dividends/interest receivable                                                       90               16                   12
Organization cost                                                                    8                -                    8
Prepaid Expenses                                                                     1                -                    -
----------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                    34,980            6,776              194,915
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
LIABILITIES
----------------------------------------------------------------------------------------------------------------------------
Securities sold short                                                                -                -                    -
Written options                                                                      -                -                    -
Payable to custodian bank                                                            -                -                    -
Payable for investments purchased                                                    -                -                5,733
Payable for fund shares redeemed                                                   272                2                  369
Payable to adviser                                                                  36                4                  141
Payable to distributor                                                               7                1                   35
Accrued expenses/other liabilities                                                   -                2                   44
----------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                  315                9                6,322
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                               $34,665           $6,767             $188,593

----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
----------------------------------------------------------------------------------------------------------------------------
Paid-in capital                                                                $55,196           $5,922              $86,582
Accumulated undistributed net investment income/(loss)                           (122)               10              (1,439)
Accumulated net realized gain/(loss) from investments and from securities
    and options sold short, and foreign currency transactions                 (22,551)             (37)               34,903
Net unrealized appreciation/(depreciation) on investments and on securities and options sold short, and translation of assets and liabilities in
    foreign currencies                                                           2,142              872               68,547
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                               $34,665           $6,767             $188,593
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
INVESTMENTS, AT COST                                                           $32,718           $5,515             $122,601

----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
PROCEEDS FROM SECURITIES SOLD SHORT                                                  -                -                    -

----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
PREMIUMS FROM WRITTEN OPTIONS                                                        -                -                    -

----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
PRICING OF SHARES:

Net Asset Value, offering, and redemption price per share                       $10.00            $9.38               $23.24
Net assets                                                                 $34,664,656       $6,766,635         $188,592,792
Shares of beneficial interest outstanding with no par value                  3,465,221          721,716            8,113,479
----------------------------------------------------------------------------------------------------------------------------


                                                                        RS FUNDS
--------------------------------------------------------------------------------


AS OF JUNE 30, 1999 (UNAUDITED)                                               MICROCAP            MIDCAP                     VALUE +
(ALL NUMBERS IN THOUSANDS EXCEPT FOR PRICING OF SHARES SECTION)                 GROWTH   OPPORTUNITIES      PARTNERS          GROWTH
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value                                                          $86,115        $197,816       $33,075        $670,388
Deposits with brokers for securities sold short                                      -           1,651             -               -
Cash                                                                                 -               -             -               -
Receivable for investments sold                                                  1,214           5,726             -          18,900
Receivable for fund shares subscribed                                              162             760             2             266
Dividends/interest receivable                                                       21             453            30             177
Organization cost                                                                    -               -             -               -
Prepaid Expenses                                                                     -               -             -               -
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                    87,512         206,406        33,107         689,731
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------------------------------------------------------------
Securities sold short                                                                -               -             -               -
Written options                                                                      -             175             -               -
Payable to custodian bank                                                            -               -             -               -
Payable for investments purchased                                                  169           8,321             -          17,728
Payable for fund shares redeemed                                                   379           1,011            18           1,521
Payable to adviser                                                                  94             153            34             517
Payable to distributor                                                              17              38             7             129
Accrued expenses/other liabilities                                                  25              60            14             222
------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                  684           9,758            73          20,117
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                               $86,828        $196,648       $33,034        $669,614

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Paid-in capital                                                                $71,825        $107,909       $32,183        $366,155
Accumulated undistributed net investment income/(loss)                           (752)             944         (269)         (3,888)
Accumulated net realized gain/(loss) from investments and from securities
    and options sold short, and foreign currency transactions                  (7,379)          60,189         1,354          64,684
Net unrealized appreciation/(depreciation) on investments and on securities and options sold short, and translation of assets and liabilities in
    foreign currencies                                                          23,134          27,606         (234)         242,663
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                               $86,828        $196,648       $33,034        $669,614
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS, AT COST                                                           $62,982        $170,177       $33,309        $427,726

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
PROCEEDS FROM SECURITIES SOLD SHORT                                                  -               -             -               -

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
PREMIUMS FROM WRITTEN OPTIONS                                                        -            $142             -               -

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
PRICING OF SHARES:

Net Asset Value, offering, and redemption price per share                       $17.19          $17.35        $12.48          $29.15
Net assets                                                                 $86,828,303    $196,647,752   $33,034,288    $669,614,156
Shares of beneficial interest outstanding with no par value                  5,050,581      11,337,109     2,647,221      22,974,719
------------------------------------------------------------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

SEMIANNUAL REPORT

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                       THE
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)                              CONTRARIAN         DIVERSIFIED             EMERGING
(ALL NUMBERS IN THOUSANDS)                                                        FUND-TM-              GROWTH               GROWTH
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
------------------------------------------------------------------------------------------------------------------------------------
Interest                                                                              $215                 $71                 $956
Dividends                                                                              406                  85                  459
Withholding taxes on foreign dividends                                                 (7)                   -                  (1)
Other income                                                                             -                   -                  206
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                614                 156                1,620
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
Investment advisory fees                                                               917                 445                3,168
Distribution fees                                                                      154                  98                  795
Transfer agent fees                                                                    124                  40                  198
Dividend expense for securities sold short                                               7                   -                    -
Custodian fees                                                                          39                  42                   48
Accounting/Administrative service fees                                                  84                  55                  333
Shareholder reports                                                                     18                  11                   94
Professional fees                                                                       34                  14                  113
Registration fees                                                                       15                  17                   57
Interest expense                                                                        73                  49                   12
Trustees' fees and expenses                                                              5                   3                   26
Other expense                                                                            2                   2                   51
------------------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                       1,472                 776                4,895
Expenses waived by adviser                                                               -                   -                    -
Other, including accounting/administrative fee waivers                               (322)                (42)                    -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES, NET                                                                  1,150                 734                4,895
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME/(LOSS)                                                         (536)               (578)              (3,275)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
REALIZED GAIN/(LOSS) AND CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON INVESTMENTS AND SECURITIES SOLD SHORT
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain/(loss) from investments and foreign currency transactions       (40,165)              17,727              145,509
Net realized gain/(loss) from securities and options sold short                      2,685               1,039                    -
Net change in unrealized appreciation/depreciation on investments and on
    translation of assets and liabilities in foreign currency                       68,081               9,533              114,130

Net change in unrealized appreciation/depreciation on securities and options
    sold short                                                                         150                 200                    -

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS AND SECURITIES SOLD SHORT                                   30,751              28,499              259,639
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                               $30,215             $27,921             $256,364
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

                                                                        RS FUNDS

--------------------------------------------------------------------------------

                                                                                     GLOBAL                                   THE
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)                                  NATURAL           GLOBAL          INFORMATION
(ALL NUMBERS IN THOUSANDS)                                                        RESOURCES            VALUE         AGE FUND-TM-
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
---------------------------------------------------------------------------------------------------------------------------------
Interest                                                                                $22              $12                  $98
Dividends                                                                               152               49                   65
Withholding taxes on foreign dividends                                                 (14)              (1)                  (6)
Other income                                                                              -                -                    -
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                 160               60                  157
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
Investment advisory fees                                                                199               50                  868
Distribution fees                                                                        33               11                  217
Transfer agent fees                                                                      39               28                   55
Dividend expense for securities sold short                                                -                -                    -
Custodian fees                                                                            6                3                   14
Accounting/Administrative service fees                                                   28               15                  111
Shareholder reports                                                                       4                1                   26
Professional fees                                                                         5                1                   31
Registration fees                                                                        13               12                   15
Interest expense                                                                          3                -                   46
Trustees' fees and expenses                                                               1                -                    7
Other expense                                                                             6                2                  193
---------------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                          337              123                1,583
Expenses waived by adviser                                                                -                -                    -
Other, including accounting/administrative fee waivers                                 (79)             (50)                 (23)
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES, NET                                                                     258               73                1,560
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME/(LOSS)                                                           (98)             (13)              (1,403)
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
REALIZED GAIN/(LOSS) AND CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON INVESTMENTS AND SECURITIES SOLD SHORT
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain/(loss) from investments and foreign currency transactions         (2,054)            (122)               31,321
Net realized gain/(loss) from securities and options sold short                           -                -                    -
Net change in unrealized appreciation/depreciation on investments and on
    translation of assets and liabilities in foreign currency                        10,220              276               13,018

Net change in unrealized appreciation/depreciation on securities and options
    sold short                                                                            -                -                    -

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS AND SECURITIES SOLD SHORT                                     8,166              154               44,339
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                 $8,068             $141              $42,936
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------


                                                                        RS FUNDS

--------------------------------------------------------------------------------


FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)                               MICROCAP            MIDCAP                VALUE +
(ALL NUMBERS IN THOUSANDS)                                                         GROWTH     OPPORTUNITIES     PARTNERS    GROWTH
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
----------------------------------------------------------------------------------------------------------------------------------
Interest                                                                              $84              $971          $20       $48
Dividends                                                                               6             1,077          155     1,438
Withholding taxes on foreign dividends                                                  -                 -          (8)         -
Other income                                                                            -                 -            -        12
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                90             2,048          167     1,498
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
----------------------------------------------------------------------------------------------------------------------------------
Investment advisory fees                                                              534               901          235     3,365
Distribution fees                                                                     104               230           47       845
Transfer agent fees                                                                    47                66           55       250
Dividend expense for securities sold short                                              -                 -            -         -
Custodian fees                                                                         21                34            8        34
Accounting/Administrative service fees                                                 60               117           34       353
Shareholder reports                                                                    12                27            6        99
Professional fees                                                                      15                32            7       120
Registration fees                                                                      15                14           13        18
Interest expense                                                                       12                52           12        46
Trustees' fees and expenses                                                             3                 7            2        27
Other expense                                                                          12                98          140       229
----------------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                        835             1,578          559     5,386
Expenses waived by adviser                                                              -             (120)        (165)         -
Other, including accounting/administrative fee waivers                               (25)              (24)         (28)         -
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES, NET                                                                   810             1,434          366     5,386
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME/(LOSS)                                                        (720)               614        (199)   (3,888)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
REALIZED GAIN/(LOSS) AND CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON INVESTMENTS AND SECURITIES SOLD SHORT
----------------------------------------------------------------------------------------------------------------------------------
Net realized gain/(loss) from investments and foreign currency transactions         3,771            46,406        4,488    54,381
Net realized gain/(loss) from securities and options sold short                         -             2,628            -         -
Net change in unrealized appreciation/depreciation on investments and on
    translation of assets and liabilities in foreign currency                      11,127          (10,954)      (1,903)    29,442

Net change in unrealized appreciation/depreciation on securities and options
    sold short                                                                          -             (113)            -         -

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS AND SECURITIES SOLD SHORT                                  14,898            37,967        2,585    83,823
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                              $14,178           $38,581       $2,386   $79,935
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------


      The accompanying notes are an integral part of these financial statements.

SEMIANNUAL REPORT

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                        THE CONTRARIAN FUND-TM-
                                                                                                  ----------------------------------
                                                                                                      FOR THE SIX            FOR THE
                                                                                                     MONTHS ENDED         YEAR ENDED
                                                                                                    JUNE 30, 1999  DECEMBER 31, 1998

(ALL NUMBERS IN THOUSANDS, SIX MONTHS ENDED NUMBERS ARE UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                                               ($536)           ($2,143)
Net realized gain/(loss) from investments and foreign currency transactions                              (40,165)           (69,899)
Net realized gain/(loss) from securities and options sold short                                             2,685             16,087
Net change in unrealized appreciation/depreciation on investments and
    on translation of assets and liabilities in foreign currency                                           68,081           (37,723)
Net change in unrealized appreciation/depreciation on securities and options sold short                       150            (3,940)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                            30,215           (97,618)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------------------
Net investment income - Class A Shares                                                                          -                  -
Net investment income - Class C Shares                                                                          -                  -
Realized gain on investments and securities sold short - Class A Shares                                         -            (9,423)
Realized gain on investments and securities sold short - Class C Shares                                         -               (45)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                                             -            (9,468)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from capital share transactions                          (20,521)          (169,975)

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) FROM CAPITAL SHARE TRANSACTIONS                                                  (20,521)          (169,975)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                                                       9,694          (277,061)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Beginning of Period                                                                                       125,235            402,296
End of Period                                                                                            $134,929           $125,235
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS) INCLUDED IN NET ASSETS                                         (4,100)            (3,564)
------------------------------------------------------------------------------------------------------------------------------------



      The accompanying notes are an integral part of these financial statements. 56

                                                                        RS FUNDS

--------------------------------------------------------------------------------

                                                                           DIVERSIFIED GROWTH                 EMERGING GROWTH
                                                                   --------------------------------  -------------------------------
                                                                     FOR THE SIX            FOR THE    FOR THE SIX           FOR THE
                                                                    MONTHS ENDED         YEAR ENDED   MONTHS ENDED        YEAR ENDED
                                                                   JUNE 30, 1999  DECEMBER 31, 1998  JUNE 30, 1999 DECEMBER 31, 1998

(ALL NUMBERS IN THOUSANDS, SIX MONTHS ENDED NUMBERS ARE UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                              ($578)             ($953)       ($3,275)          ($2,927)
Net realized gain/(loss) from investments and foreign currency
    transactions                                                          17,727              6,579        145,509          (14,071)
Net realized gain/(loss) from securities and options sold short            1,039              1,385              -                 -
Net change in unrealized appreciation/depreciation on investments and on translation of assets and liabilities in foreign
    currency                                                               9,533              2,763        114,130           100,440
Net change in unrealized appreciation/depreciation on securities
    and options sold short                                                   200              (519)              -                 -
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS           27,921              9,255        256,364            83,442
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------------------
Net investment income - Class A Shares                                         -                  -              -                 -
Net investment income - Class C Shares                                         -                  -              -                 -
Realized gain on investments and securities sold
    short - Class A Shares                                                     -            (1,605)              -          (14,201)
Realized gain on investments and securities sold
    short - Class C Shares                                                     -               (25)              -              (38)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                            -            (1,630)              -          (14,239)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from capital
    share transactions                                                       650           (18,121)        346,902            86,173

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) FROM CAPITAL SHARE TRANSACTIONS                      650           (18,121)        346,902            86,173
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                     28,571           (10,496)        603,266           155,376
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Beginning of Period                                                       70,158             80,654        404,436           249,060
End of Period                                                            $98,729            $70,158     $1,007,702          $404,436
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS) INCLUDED IN
    NET ASSETS                                                             (612)               (34)        (6,258)           (2,983)
------------------------------------------------------------------------------------------------------------------------------------


                                                                        RS FUNDS

--------------------------------------------------------------------------------

                                                                       GLOBAL NATURAL RESOURCES               GLOBAL VALUE
                                                                   -------------------------------  --------------------------------
                                                                     FOR THE SIX           FOR THE    FOR THE SIX            FOR THE
                                                                    MONTHS ENDED        YEAR ENDED   MONTHS ENDED         YEAR ENDED
                                                                   JUNE 30, 1999 DECEMBER 31, 1998  JUNE 30, 1999  DECEMBER 31, 1998

(ALL NUMBERS IN THOUSANDS, SIX MONTHS ENDED NUMBERS ARE UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                               ($98)            ($352)          ($13)               $231
Net realized gain/(loss) from investments and foreign currency
    transactions                                                         (2,054)          (20,494)          (122)              2,072
Net realized gain/(loss) from securities and options sold short                -                 -              -                  -
Net change in unrealized appreciation/depreciation on investments and on translation of assets and liabilities in foreign
    currency                                                              10,220             3,193            276              (571)
Net change in unrealized appreciation/depreciation on securities
    and options sold short                                                     -                 -              -                  -
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            8,068          (17,653)            141              1,732
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------------------
Net investment income - Class A Shares                                         -                 -              -               (55)
Net investment income - Class C Shares                                         -                 -              -                (1)
Realized gain on investments and securities sold
    short - Class A Shares                                                     -             (628)              -            (2,344)
Realized gain on investments and securities sold
    short - Class C Shares                                                     -               (1)              -               (98)

------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                            -             (629)              -            (2,498)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from capital
    share transactions                                                     3,090          (36,612)        (2,015)           (11,805)

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) FROM CAPITAL SHARE TRANSACTIONS                    3,090          (36,612)        (2,015)           (11,805)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                     11,158          (54,894)        (1,874)           (12,571)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Beginning of Period                                                       23,507            78,401          8,641             21,212
End of Period                                                            $34,665           $23,507         $6,767             $8,641
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS) INCLUDED IN
    NET ASSETS                                                             (122)              (24)             10                 23
------------------------------------------------------------------------------------------------------------------------------------



      The accompanying notes are an integral part of these financial statements.

SEMIANNUAL REPORT

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
--------------------------------------------------------------------------------

                                                                                                      THE INFORMATION AGE FUND-TM-
                                                                                                    --------------------------------
                                                                                                      FOR THE SIX            FOR THE
                                                                                                     MONTHS ENDED         YEAR ENDED
                                                                                                    JUNE 30, 1999  DECEMBER 31, 1998
(ALL NUMBERS IN THOUSANDS)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                                             ($1,403)           ($1,831)
Net realized gain/(loss) from investments and foreign currency transactions                                31,321             11,928
Net realized gain/(loss) from securities and options sold short                                                 -                  -
Net change in unrealized appreciation/depreciation on investments and
    on translation of assets and liabilities in foreign currency                                           13,018             42,133
Net change in unrealized appreciation/depreciation on securities and options sold short                         -                  -
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                            42,936             52,230
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------------------
Net investment income - Class A Shares                                                                          -                  -
Net investment income - Class C Shares                                                                          -                  -
Realized gain on investments and securities sold short - Class A Shares                                         -                  -
Realized gain on investments and securities sold short - Class C Shares                                         -                  -
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                                             -                  -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from capital share transactions                          (14,075)           (11,409)

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) FROM CAPITAL SHARE TRANSACTIONS                                                  (14,075)           (11,409)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                                                      28,861             40,821
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Beginning of Period                                                                                       159,732            118,911
End of Period                                                                                            $188,593           $159,732
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS) INCLUDED IN NET ASSETS                                         (1,439)               (36)
------------------------------------------------------------------------------------------------------------------------------------


      The accompanying notes are an integral part of these financial statements.

                                                                        RS FUNDS
--------------------------------------------------------------------------------

                                                                           MICROCAP GROWTH                 MIDCAP OPPORTUNITIES
                                                                   --------------------------------  -------------------------------
                                                                     FOR THE SIX            FOR THE    FOR THE SIX           FOR THE
                                                                    MONTHS ENDED         YEAR ENDED   MONTHS ENDED        YEAR ENDED
                                                                   JUNE 30, 1999  DECEMBER 31, 1998  JUNE 30, 1999 DECEMBER 31, 1998
(ALL NUMBERS IN THOUSANDS)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                              ($720)           ($1,634)           $614            $2,433
Net realized gain/(loss) from investments and foreign currency
    transactions                                                           3,771            (7,901)         46,406            20,462
Net realized gain/(loss) from securities and options sold short                -                  -          2,628           (2,859)
Net change in unrealized appreciation/depreciation on investments and on translation of assets and liabilities in foreign
    currency                                                              11,127              9,287       (10,954)             1,306
Net change in unrealized appreciation/depreciation on securities
    and options sold short                                                     -                  -          (113)                96
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS           14,178              (248)         38,581            21,438
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------------------
Net investment income - Class A Shares                                         -                  -              -           (2,455)
Net investment income - Class C Shares                                         -                  -              -              (25)
Realized gain on investments and securities sold
    short - Class A Shares                                                     -                  -              -           (9,852)
Realized gain on investments and securities sold
    short - Class C Shares                                                     -                  -              -             (115)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                            -                  -              -          (12,447)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from capital
    share transactions                                                  (22,637)           (10,727)       (28,085)         (122,897)

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) FROM CAPITAL SHARE TRANSACTIONS                 (22,637)           (10,727)       (28,085)         (122,897)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                    (8,459)           (10,975)         10,496         (113,906)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Beginning of Period                                                       95,287            106,262        186,152           300,058
End of Period                                                            $86,828            $95,287       $196,648          $186,152
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS) INCLUDED IN NET ASSETS          (752)               (32)            944               330
------------------------------------------------------------------------------------------------------------------------------------


                                                                        RS FUNDS
--------------------------------------------------------------------------------

                                                                              PARTNERS                       VALUE + GROWTH
                                                                   -------------------------------  --------------------------------
                                                                     FOR THE SIX           FOR THE    FOR THE SIX            FOR THE
                                                                    MONTHS ENDED        YEAR ENDED   MONTHS ENDED         YEAR ENDED
                                                                   JUNE 30, 1999 DECEMBER 31, 1998  JUNE 30, 1999  DECEMBER 31, 1998
(ALL NUMBERS IN THOUSANDS)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                              ($199)            ($312)       ($3,888)           ($6,887)
Net realized gain/(loss) from investments and foreign currency
    transactions                                                           4,488           (3,585)         54,381             74,024
Net realized gain/(loss) from securities and options sold short                -                 -              -                  -
Net change in unrealized appreciation/depreciation on investments and on translation of assets and liabilities in foreign
    currency                                                             (1,903)          (24,734)         29,442             98,703
Net change in unrealized appreciation/depreciation on securities
    and options sold short                                                     -                 -              -                  -
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            2,386          (28,631)         79,935            165,840
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------------------
Net investment income - Class A Shares                                         -           (2,472)              -                  -
Net investment income - Class C Shares                                         -              (10)              -                  -
Realized gain on investments and securities sold
    short - Class A Shares                                                     -           (1,523)              -           (79,376)
Realized gain on investments and securities sold
    short - Class C Shares                                                     -               (6)              -              (188)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                            -           (4,011)              -           (79,564)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from capital
    share transactions                                                  (17,422)         (114,422)       (89,406)          (161,431)

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) FROM CAPITAL SHARE TRANSACTIONS                 (17,422)         (114,422)       (89,406)          (161,431)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                   (15,036)         (147,064)        (9,471)           (75,155)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Beginning of Period                                                       48,070           195,134        679,085            754,240
End of Period                                                            $33,034           $48,070       $669,614           $679,085
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS) INCLUDED IN NET ASSETS          (269)              (70)        (3,888)                  -
------------------------------------------------------------------------------------------------------------------------------------



      The accompanying notes are an integral part of these financial statements.

SEMIANNUAL REPORT

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                      DISTRIBUTIONS   DISTRIBUTIONS
                              NET ASSET VALUE,               NET       NET REALIZED                        FROM NET        FROM NET
                                     BEGINNING        INVESTMENT     AND UNREALIZED           TOTAL      INVESTMENT        REALIZED
                                     OF PERIOD     INCOME/(LOSS)        GAIN/(LOSS)      OPERATIONS          INCOME   CAPITAL GAINS
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

THE CONTRARIAN FUND-TM-
------------------------------------------------------------------------------------------------------------------------------------
Six Months Ended 6/30/99                 $7.23           $(0.07)              $2.09           $2.02      $        -     $         -
Year Ended 12/31/98                      11.61            (0.08)             (3.72)          (3.80)               -          (0.58)
Year Ended 12/31/97                      16.57                 -             (4.88)          (4.88)               -          (0.08)
Year Ended 12/31/96                      13.78                 -               2.99            2.99               -          (0.20)
Nine Months Ended 12/31/95(1)            10.70            (0.01)               3.09            3.08               -               -
Year Ended 3/31/95                       12.34            (0.04)             (1.35)          (1.39)               -          (0.25)


DIVERSIFIED GROWTH
------------------------------------------------------------------------------------------------------------------------------------
Six Months Ended 6/30/99                 15.89            (0.13)               7.25            7.12               -               -
Year Ended 12/31/98                      14.04            (0.19)               2.43            2.24               -          (0.39)
Year Ended 12/31/97                      12.42            (0.17)               3.72            3.55               -          (1.93)
Period Ended 12/31/96(1,2)               10.00            (0.05)               2.47            2.42               -               -


EMERGING GROWTH
------------------------------------------------------------------------------------------------------------------------------------
Six Months Ended 6/30/99                 22.95            (0.04)              11.44           11.40               -               -
Year Ended 12/31/98                      18.71            (0.20)               5.32            5.12               -          (0.88)
Year Ended 12/31/97                      20.07            (0.14)               3.80            3.66               -          (5.02)
Year Ended 12/31/96                      19.21            (0.17)               4.23            4.06               -          (3.20)
Nine Months Ended 12/31/95(1)            18.36            (0.15)               2.58            2.43               -          (1.58)
Year Ended 3/31/95                       18.37            (0.17)               2.26            2.09               -          (2.10)


GLOBAL NATURAL RESOURCES
------------------------------------------------------------------------------------------------------------------------------------
Six Months Ended 6/30/99                  7.46            (0.03)               2.57            2.54               -               -
Year Ended 12/31/98                      11.67            (0.07)             (3.95)          (4.02)               -          (0.19)
Year Ended 12/31/97                      14.29            (0.05)             (2.39)          (2.44)               -          (0.18)
Year Ended 12/31/96                      10.12            (0.06)               4.24            4.18          (0.01)               -
Period Ended 12/31/95(1,3)               10.00              0.02               0.10            0.12               -               -


GLOBAL VALUE
------------------------------------------------------------------------------------------------------------------------------------
Six Months Ended 6/30/99                  9.03            (0.01)               0.36            0.35               -               -
Year Ended 12/31/98                      11.15              0.16               1.03            1.19          (0.08)          (3.23)
Period Ended 12/31/97(1,4)               10.00              0.28               1.69            1.97          (0.22)          (0.60)


                                   See notes to Financial Highlights on page 63.
      The accompanying notes are an integral part of these financial statements.

                                                                        RS FUNDS

--------------------------------------------------------------------------------

                                                                            NET RATIO
                                NET ASSET                  NET ASSETS     OF EXPENSES
                               VALUE, END       TOTAL          END OF      TO AVERAGE
                                OF PERIOD   RETURN(1)   PERIOD (000s)   NET ASSETS(1)
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

THE CONTRARIAN FUND-TM-
--------------------------------------------------------------------------------------
Six Months Ended 6/30/99            $9.25       27.94%       $134,929            1.87%
Year Ended 12/31/98                  7.23     (32.69)%        124,666            2.83%
Year Ended 12/31/97                 11.61     (29.51)%        398,242            2.48%
Year Ended 12/31/96                 16.57       21.68%      1,063,438            2.46%
Nine Months Ended 12/31/95(1)       13.78       28.79%        507,477            2.54%
Year Ended 3/31/95                  10.70     (11.23)%        397,646            2.46%


DIVERSIFIED GROWTH
--------------------------------------------------------------------------------------
Six Months Ended 6/30/99            23.01       44.81%         98,729            1.90%
Year Ended 12/31/98                 15.89       16.28%         69,031            1.89%
Year Ended 12/31/97                 14.04       29.45%         80,278            1.94%
Period Ended 12/31/96(1,2)          12.42       24.20%         59,588            2.28%


EMERGING GROWTH
--------------------------------------------------------------------------------------
Six Months Ended 6/30/99            34.35       49.67%      1,007,702            1.53%
Year Ended 12/31/98                 22.95       28.02%        403,330            1.47%
Year Ended 12/31/97                 18.71       18.54%        248,730            1.50%
Year Ended 12/31/96                 20.07       21.53%        210,404            1.60%
Nine Months Ended 12/31/95(1)       19.21       13.50%        167,728            1.64%
Year Ended 3/31/95                  18.36       12.01%        182,275            1.56%


GLOBAL NATURAL RESOURCES
--------------------------------------------------------------------------------------
Six Months Ended 6/30/99            10.00       34.05%         34,665            1.93%
Year Ended 12/31/98                  7.46     (34.45)%         23,476            1.95%
Year Ended 12/31/97                 11.67     (17.14)%         78,371            1.81%
Year Ended 12/31/96                 14.29       41.21%        120,521            1.94%
Period Ended 12/31/95(1,3)          10.12        1.20%            792            2.60%


GLOBAL VALUE
--------------------------------------------------------------------------------------
Six Months Ended 6/30/99             9.38        3.88%          6,767            1.95%
Year Ended 12/31/98                  9.03       11.11%          8,229            1.95%
Period Ended 12/31/97(1,4)          11.15       19.97%         21,019            1.95%

                                                                        RS FUNDS

--------------------------------------------------------------------------------

                                  GROSS RATIO            NET RATIO OF          GROSS RATIO OF
                                  OF EXPENSES          NET INVESTMENT          NET INVESTMENT   PORTFOLIO
                                   TO AVERAGE        INCOME/(LOSS) TO        INCOME/(LOSS) TO    TURNOVER
                                NET ASSETS(1)   AVERAGE NET ASSETS(1)   AVERAGE NET ASSETS(1)     RATE(1)
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

THE CONTRARIAN FUND-TM-
----------------------------------------------------------------------------------------------------------
Six Months Ended 6/30/99                 2.39%                (0.87)%                 (1.39)%         56%
Year Ended 12/31/98                      2.83%                (0.80)%                 (0.80)%         39%
Year Ended 12/31/97                      2.48%                  0.01%                   0.01%         36%
Year Ended 12/31/96                      2.46%                (0.02)%                 (0.02)%         44%
Nine Months Ended 12/31/95(1)            2.54%                (0.20)%                 (0.20)%         29%
Year Ended 3/31/95                       2.58%                (0.27)%                 (0.27)%         79%


DIVERSIFIED GROWTH
----------------------------------------------------------------------------------------------------------
Six Months Ended 6/30/99                 2.00%                (1.49)%                 (1.60)%        279%
Year Ended 12/31/98                      1.95%                (1.29)%                 (1.35)%        403%
Year Ended 12/31/97                      2.14%                (1.20)%                 (1.40)%        370%
Period Ended 12/31/96(1,2)               2.44%                (1.05)%                 (1.21)%         69%


EMERGING GROWTH
----------------------------------------------------------------------------------------------------------
Six Months Ended 6/30/99                 1.53%                (1.03)%                 (1.03)%        118%
Year Ended 12/31/98                      1.47%                (1.03)%                 (1.03)%        291%
Year Ended 12/31/97                      1.50%                (0.68)%                 (0.68)%        462%
Year Ended 12/31/96                      1.60%                (0.83)%                 (0.83)%        270%
Nine Months Ended 12/31/95(1)            1.64%                (0.99)%                 (0.99)%        147%
Year Ended 3/31/95                       1.56%                (0.96)%                 (0.96)%        280%


GLOBAL NATURAL RESOURCES
----------------------------------------------------------------------------------------------------------
Six Months Ended 6/30/99                 2.53%                (0.73)%                 (1.33)%         71%
Year Ended 12/31/98                      2.21%                (0.69)%                 (0.96)%         63%
Year Ended 12/31/97                      1.82%                (0.38)%                 (0.38)%         97%
Year Ended 12/31/96                      2.16%                (0.45)%                 (0.67)%         82%
Period Ended 12/31/95(1,3)              14.25%                  1.84%                 (9.81)%          0%


GLOBAL VALUE
----------------------------------------------------------------------------------------------------------
Six Months Ended 6/30/99                 3.30%                (0.35)%                 (1.69)%         77%
Year Ended 12/31/98                      2.99%                  1.37%                   0.33%        279%
Period Ended 12/31/97(1,4)               3.21%                  3.50%                   2.24%        234%



                                   See notes to Financial Highlights on page 63.
      The accompanying notes are an integral part of these financial statements.

SEMIANNUAL REPORT

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- CONTINUED
--------------------------------------------------------------------------------

                                                                                                      DISTRIBUTIONS   DISTRIBUTIONS
                              NET ASSET VALUE,               NET       NET REALIZED                        FROM NET        FROM NET
                                     BEGINNING        INVESTMENT     AND UNREALIZED           TOTAL      INVESTMENT        REALIZED
                                     OF PERIOD     INCOME/(LOSS)        GAIN/(LOSS)      OPERATIONS          INCOME   CAPITAL GAINS
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

THE INFORMATION AGE FUND-TM-
------------------------------------------------------------------------------------------------------------------------------------
Six Months Ended 6/30/99                $17.96           $(0.17)              $5.45           $5.28      $        -      $        -
Year Ended 12/31/98                      11.80            (0.20)               6.36            6.16               -               -
Year Ended 12/31/97                      11.51            (0.22)               0.95            0.73               -          (0.44)
Year Ended 12/31/96                       9.30            (0.20)               2.68            2.48               -          (0.27)
Period Ended 12/31/95(1,3)               10.00            (0.01)             (0.69)          (0.70)               -               -


MICROCAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
Six Months Ended 6/30/99                 14.26            (0.14)               3.07            2.93               -               -
Year Ended 12/31/98                      14.35            (0.21)               0.12          (0.09)               -               -
Year Ended 12/31/97                      11.00            (0.19)               3.54            3.35               -               -
Period Ended 12/31/96(1,5)               10.00            (0.08)               1.08            1.00               -               -


MIDCAP OPPORTUNITIES
------------------------------------------------------------------------------------------------------------------------------------
Six Months Ended 6/30/99                 14.04              0.06               3.25            3.31               -               -
Year Ended 12/31/98                      13.52              0.14               1.34            1.48          (0.19)          (0.77)
Year Ended 12/31/97                      13.62              0.07               2.90            2.97          (0.04)          (3.03)
Year Ended 12/31/96                      11.24              0.02               2.70            2.72          (0.02)          (0.32)
Period Ended 12/31/95(1,6)               10.00                 -               1.24            1.24               -               -


PARTNERS
------------------------------------------------------------------------------------------------------------------------------------
Six Months Ended 6/30/99                 11.53            (0.08)               1.03            0.95               -               -
Year Ended 12/31/98                      16.49            (0.04)             (4.31)          (4.35)          (0.38)          (0.23)
Year Ended 12/31/97                      14.60              0.13               2.52            2.65          (0.12)          (0.64)
Year Ended 12/31/96                      10.39              0.13               4.36            4.49          (0.06)          (0.22)
Period Ended 12/31/95(1,6)               10.00              0.06               0.33            0.39               -               -


VALUE + GROWTH
------------------------------------------------------------------------------------------------------------------------------------
Six Months Ended 6/30/99                 25.92            (0.17)               3.40            3.23               -               -
Year Ended 12/31/98                      23.18            (0.25)               6.33            6.08               -          (3.34)
Year Ended 12/31/97                      24.16            (0.26)               3.71            3.45               -          (4.43)
Year Ended 12/31/96                      22.66            (0.24)               3.47            3.23               -          (1.73)
Nine Months Ended 12/31/95(1)            18.25            (0.16)               4.57            4.41               -               -
Year Ended 3/31/95                       13.56            (0.18)               5.07            4.89               -          (0.20)


                                   See notes to Financial Highlights on page 63.
      The accompanying notes are an integral part of these financial statements.

                                                                        RS FUNDS

--------------------------------------------------------------------------------

                                                                             NET RATIO
                               NET ASSET,                   NET ASSETS     OF EXPENSES
                                VALUE END       TOTAL           END OF      TO AVERAGE
                                OF PERIOD   RETURN(1)    PERIOD (000S)   NET ASSETS(1)
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

THE INFORMATION AGE FUND-TM-
--------------------------------------------------------------------------------------
Six Months Ended 6/30/99           $23.24      29.40%         $188,593           1.78%
Year Ended 12/31/98                 17.96      52.20%          159,604           1.74%
Year Ended 12/31/97                 11.80       6.15%          118,832           1.82%
Year Ended 12/31/96                 11.51      26.72%          106,264           2.03%
Period Ended 12/31/95(1,3)           9.30     (7.00)%           32,826           2.13%


MICROCAP GROWTH
--------------------------------------------------------------------------------------
Six Months Ended 6/30/99            17.19      20.55%           86,828           1.93%
Year Ended 12/31/98                 14.26     (0.63)%           94,723           1.91%
Year Ended 12/31/97                 14.35      30.45%          104,858           1.95%
Period Ended 12/31/96(1,5)          11.00      10.00%            9,464           3.08%


MIDCAP OPPORTUNITIES
--------------------------------------------------------------------------------------
Six Months Ended 6/30/99            17.35      23.58%          196,648           1.58%
Year Ended 12/31/98                 14.04      11.65%          183,910           1.30%
Year Ended 12/31/97                 13.52      22.40%          298,669           1.30%
Year Ended 12/31/96                 13.62      24.16%          309,775           1.71%
Period Ended 12/31/95(1,6)          11.24      12.40%          136,902           1.94%


PARTNERS
--------------------------------------------------------------------------------------
Six Months Ended 6/30/99            12.48       8.24%           33,034           1.93%
Year Ended 12/31/98                 11.53    (27.38)%           47,936           1.88%
Year Ended 12/31/97                 16.49      18.08%          194,133           1.78%
Year Ended 12/31/96                 14.60      43.15%          127,268           1.93%
Period Ended 12/31/95(1,6)          10.39       3.90%            7,480           2.41%


VALUE + GROWTH
--------------------------------------------------------------------------------------
Six Months Ended 6/30/99            29.15      12.46%          669,614           1.59%
Year Ended 12/31/98                 25.92      27.44%          677,505           1.46%
Year Ended 12/31/97                 23.18      13.81%          752,994           1.44%
Year Ended 12/31/96                 24.16      14.12%          643,157           1.51%
Nine Months Ended 12/31/95(1)       22.66      24.16%        1,140,151           1.45%
Year Ended 3/31/95                  18.25      36.27%          428,903           1.68%


                                                                        RS FUNDS

--------------------------------------------------------------------------------

                                GROSS RATIO            NET RATIO OF          GROSS RATIO OF
                                OF EXPENSES          NET INVESTMENT          NET INVESTMENT   PORTFOLIO
                                 TO AVERAGE        INCOME/(LOSS) TO        INCOME/(LOSS) TO    TURNOVER
                              NET ASSETS(1)   AVERAGE NET ASSETS(1)   AVERAGE NET ASSETS(1)     RATE(1)
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

THE INFORMATION AGE FUND-TM-
-------------------------------------------------------------------------------------------------------
Six Months Ended 6/30/99              1.81%                 (1.60)%                 (1.63)%        149%
Year Ended 12/31/98                   1.74%                 (1.55)%                 (1.55)%        224%

Year Ended 12/31/97                   1.82%                 (1.71)%                 (1.71)%        369%
Year Ended 12/31/96                   2.03%                 (1.85)%                 (1.85)%        452%
Period Ended 12/31/95(1,3)            2.13%                 (0.89)%                 (0.89)%         89%


MICROCAP GROWTH
-------------------------------------------------------------------------------------------------------
Six Months Ended 6/30/99              1.99%                 (1.72)%                 (1.78)%         43%
Year Ended 12/31/98                   2.01%                 (1.46)%                 (1.56)%        108%
Year Ended 12/31/97                   2.60%                 (1.35)%                 (2.00)%        170%
Period Ended 12/31/96(1,5)            6.40%                 (2.13)%                 (5.45)%         22%


MIDCAP OPPORTUNITIES
-------------------------------------------------------------------------------------------------------
Six Months Ended 6/30/99              1.74%                   0.68%                   0.52%        223%
Year Ended 12/31/98                   1.64%                   1.00%                   0.65%        212%
Year Ended 12/31/97                   1.72%                   0.45%                   0.03%        236%
Year Ended 12/31/96                   1.76%                   0.18%                   0.13%        212%
Period Ended 12/31/95(1,6)            1.94%                 (0.01)%                 (0.01)%         97%


PARTNERS
-------------------------------------------------------------------------------------------------------
Six Months Ended 6/30/99              2.95%                 (1.05)%                 (2.07)%         43%
Year Ended 12/31/98                   2.07%                 (0.26)%                 (0.46)%         73%
Year Ended 12/31/97                   1.78%                   0.82%                   0.82%         78%
Year Ended 12/31/96                   2.15%                   0.95%                   0.73%        101%
Period Ended 12/31/95(1,6)            5.12%                   1.34%                 (1.37)%         71%


VALUE + GROWTH
-------------------------------------------------------------------------------------------------------
Six Months Ended 6/30/99              1.59%                 (1.15)%                 (1.15)%         51%
Year Ended 12/31/98                   1.46%                 (0.96)%                 (0.96)%        190%
Year Ended 12/31/97                   1.44%                 (0.96)%                 (0.96)%        228%
Year Ended 12/31/96                   1.51%                 (1.06)%                 (1.06)%        221%
Nine Months Ended 12/31/95(1)         1.45%                 (1.04)%                 (1.04)%        104%
Year Ended 3/31/95                    1.68%                 (1.09)%                 (1.09)%        232%

Per-share data has been determined by using the average number of shares outstanding throughout the period. Distributions reflect actual per-share amounts distributed for the period.

(1) Ratios, except for total return and portfolio turnover rate, have been annualized.

(2) Diversified Growth Fund shares were first issued on 8/1/96.

(3) Global Natural Resources and The Information Age Fund-TM- shares were first issued on 11/15/95.

(4) Global Value Fund shares were first issued on 4/1/97.

(5) MicroCap Growth shares were first issued on 8/15/96.

(6) MidCap Opportunities Fund and Partners Fund shares were first issued on 7/12/95.


      The accompanying notes are an integral part of these financial statements.

SEMIANNUAL REPORT


NOTES TO FINANCIAL STATEMENTS

The RS Mutual Funds (a "Fund," the "Funds") are a series of the RS Investment Trust (the "Trust"), a Massachusetts business trust organized on May 11, 1987. The Funds are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as open-end management investment companies. The Trust currently offers ten portfolios. The RS Emerging Growth Fund, the RS Value + Growth Fund, the RS MidCap Opportunities Fund (formerly Growth & Income), The Information Age Fund-TM-, the RS Global Natural Resources Fund, the RS Diversified Growth Fund, and the RS MicroCap Growth Fund are registered as diversified funds. The Contrarian Fund-TM-, the RS Partners Fund, and the RS Global Value Fund are registered as non-diversified funds. Each Portfolio consists of a single class of shares.

NOTE 1   SIGNIFICANT ACCOUNTING POLICIES:

The following policies are in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. INVESTMENT VALUATIONS:
Marketable securities are valued at the last sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. Foreign securities are generally denominated in foreign currencies. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of The London Stock Exchange prior to when each Funds' net asset value is next determined.

Securities for which market quotations are not readily available are valued at their fair value as determined in accordance with the guidelines and procedures adopted by the Funds' Board of Trustees. The guidelines and procedures use fundamental valuation methods which include, but are not limited to, the analysis of: the effect of any restrictions on the sale of the security, product development and trends of the security's issuer, changes in the industry and other competing companies, significant changes in the issuer's financial position, and any other event that could have a significant impact on the value of the security. The approximate percentages of each Funds' long positions valued using these guidelines and procedures at June 30, 1999, were as follows:

                           PERCENTAGE                                PERCENTAGE
                              OF LONG                                   OF LONG
FUND                        POSITIONS   FUND                          POSITIONS
--------------------------------------------------------------------------------
The Contrarian Fund-TM-          0.1%   The Information Age Fund-TM-         0%
Diversified Growth               4.0%   MicroCap Growth                      0%
Emerging Growth                    0%   MidCap Opportunities               0.8%
Global Natural Resources         0.1%   Partners                           0.4%
Global Value                       0%   Value + Growth                       0%
--------------------------------------------------------------------------------



In their normal course of business, some of the Funds may invest a significant portion of their assets in companies concentrated within a number of industries. Accordingly, the performance of these Funds may be subject to a greater risk of market fluctuation than that of a fund invested in a wider spectrum of market or industrial sectors.

Options and warrants for which market quotations were not readily available were priced using the modified Black-Scholes Valuation Formula. The Black-Scholes Valuation Formula values an option or warrant by determining the differential between the exercise price of the option or warrant and the current price of the underlying stock, based on a number of factors. These factors include, but are not limited to, current price of the underlying stock, exercise price of the option or warrant, time to expiration, assumed riskless rate of interest, compounded rate of return on the stock, and standard deviation of the return on the stock. This valuation method is subject to frequent review and is in accordance with the guidelines and procedures adopted by the Funds' Board of Trustees.

b. REPURCHASE AGREEMENTS:
Repurchase agreements are fully collateralized by U.S. government securities. All collateral is held by the Funds' custodian and is monitored daily to ensure that the collateral's market value equals at least 100% of the repurchase price under the agreement. However, in the event of default or bankruptcy, realization and/or retention of the collateral may be subject to legal proceedings. Each Fund's policy is to limit repurchase agreement transactions to those parties deemed by the Fund's Investment Adviser to have satisfactory creditworthiness.

c. FEDERAL INCOME TAXES:
The Funds intend to comply with requirements of the Internal Revenue Code, qualifying as a regulated investment company and to distribute all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Funds do not expect to be subject to income tax, and no provision for such tax will be made.

d. SECURITIES TRANSACTIONS:
Securities transactions are accounted for on the date securities are purchased, sold, or sold short (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

e. FOREIGN CURRENCY TRANSLATION:
The accounting records of the Funds are maintained in U.S. dollars. Investments securities and all other assets and liabilities of the Funds denominated in a foreign currency are translated into U.S. dollars at the exchange rate each day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rate in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

f. INVESTMENT INCOME:
Dividend income is recorded on the ex-dividend date, except certain cash dividends from foreign securities that are recorded as soon as the Funds are informed of the ex-dividend date. Interest income, which includes accretion, is accrued and recorded daily.

g. EXPENSES:
Most expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific fund are apportioned between the Funds in the Trust, based on relative net assets.

Other expense includes the adjustment of prior year expense underaccruals. Furthermore, other, including accounting/administrative fee waivers, represents the adjustment of prior year expense overaccruals and the waiver of fees by the Funds' accounting agent/administrator.

h. DISTRIBUTIONS TO SHAREHOLDERS:
Dividends to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and

                                                                        RS FUNDS


gains on various investment securities held by the Funds, timing differences and differing characterizations of distributions made by the Funds. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences which will reverse in a subsequent period. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, would be distributed to shareholders annually.

At June 30, 1999, the Funds had the following capital loss carryovers available:

EXPIRING                 2004            2005             2006           TOTAL
--------------------------------------------------------------------------------
MicroCap Growth        80,838       1,072,261        7,549,652       8,702,751
Partners                    -               -        3,133,817       3,133,817
Contrarian                  -               -       49,471,550      49,471,550
--------------------------------------------------------------------------------


i. CLASS ALLOCATIONS:
Income, common expenses, and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution/shareholder service fees, and any other class specific expenses, if any, are calculated daily at the class level based on the appropriate daily net assets of each class and the specific expense rate applicable to each class. Effective April 16, 1999, the Funds' outstanding Class C shares were converted to Class A shares.

j. CAPITAL ACCOUNTS:
Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Funds.

k. TEMPORARY BORROWINGS:
All Funds within the Trust share in a $40 million, uncommitted revolving credit and/or overdraft protection facility (expiring September 1, 1999) from Wilmington Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the market rates at the time of borrowing. Each Fund may borrow up to a maximum of 10 percent of its total assets under the agreement.

NOTE 2   CAPITAL SHARES:

a. TRANSACTIONS:
The Funds have authorized an unlimited number of shares of beneficial interest with no par value. Prior to April 16, 1999, the Funds offered two classes of shares, Class A and C shares. Effective April 16, 1999, the Funds' outstanding Class C shares were converted to Class A shares. Transactions in capital shares for Class A for the six months ended June 30, 1999, and the year ended December 31, 1998 are outlined on the following page. Transactions in capital shares for Class C for the period from January 1, 1999 through April 16, 1999 and for the year ended December 31, 1998 are also outlined on the following page.

SEMIANNUAL REPORT


(ALL NUMBERS IN THOUSANDS)                                                                           TRANSACTIONS IN CAPITAL SHARES
-----------------------------------------------------------------------------------------------------------------------------------
                        THE CONTRARIAN FUND-TM-              DIVERSIFIED GROWTH FUND                      EMERGING GROWTH
CLASS A           1/1/98 - 12/31/98  1/1/99 - 6/30/99   1/1/98 - 12/31/98 1/1/99 - 6/30/99     1/1/98 - 12/31/98  1/1/99 - 6/30/99
-----------------------------------------------------------------------------------------------------------------------------------
                    SHARES   AMOUNT  SHARES  AMOUNT     SHARES    AMOUNT   SHARES  AMOUNT      SHARES   AMOUNT   SHARES    AMOUNT
Shares Sold         4,353   $45,839   2,560 $20,550     10,171  $146,788    5,438  $99,816     27,699  $547,574   37,299 $1,080,688
Shares Reinvested   1,248     8,922       -       -        110     1,563        -        -        665    13,368        -          -
Shares Redeemed   (22,667) (222,337) (5,208)(40,435)   (11,654) (167,133)  (5,493) (97,793)   (24,081) (475,458) (25,538)  (732,253)
Net Increase/
 (Decrease)       (17,066) (167,576) (2,648)(19,885)    (1,373)  (18,782)     (55)   2,023      4,283    85,484   11,761    348,435

CLASS C           1/1/98 - 12/31/98  1/1/99 - 4/16/99** 1/1/98 - 12/31/98  1/1/99 - 4/16/99**  1/1/98 - 12/31/98  1/1/99 - 4/16/99**
-----------------------------------------------------------------------------------------------------------------------------------
                    SHARES   AMOUNT   SHARES  AMOUNT     SHARES   AMOUNT   SHARES   AMOUNT      SHARES   AMOUNT    SHARES    AMOUNT
Shares Sold           115    $1,118       -   $   -         49      $694        1      $26         51    $1,021       10       $228
Shares Reinvested       6        42       -       -          2        21        -        -          2        35        -          -
Shares Redeemed      (391)   (3,559)    (81)   (636)        (4)     (54)      (75)  (1,399)       (20)     (367)     (61)    (1,761)
Net Increase/
 (Decrease)          (270)   (2,399)    (81)   (636)        47       661      (74)  (1,373)        33       689      (51)    (1,533)

-----------------------------------------------------------------------------------------------------------------------------------
                       GLOBAL NATURAL RESOURCES                     GLOBAL VALUE                 THE INFORMATION AGE FUND-TM-
CLASS A           1/1/98 - 12/31/98 1/1/99 - 6/30/99     1/1/98 - 12/31/98 1/1/99 - 6/30/99  1/1/98 - 12/31/98 1/1/99 - 6/30/99
-----------------------------------------------------------------------------------------------------------------------------------
                   SHARES   AMOUNT   SHARES  AMOUNT      SHARES   AMOUNT   SHARES   AMOUNT     SHARES   AMOUNT   SHARES     AMOUNT
Shares Sold         2,776   $29,887   3,230 $27,060        535    $6,360      298   $2,742     22,520  $304,952   10,819   $219,383
Shares Reinvested      81       615       -       -        264     2,352        -        -          -        -         -          -
Shares Redeemed    (6,428)  (67,134) (2,911)(23,935)    (1,769)  (20,777)    (492)  (4,397)   (23,704) (316,347) (11,591)  (233,301)
Net Increase/
 (Decrease)        (3,571)  (36,632)    319   3,125       (970)  (12,065)    (194)  (1,655)    (1,184)  (11,395)    (772)   (13,918)

CLASS C            1/1/98 - 12/31/98 1/1/99 - 4/16/99**   1/1/98 - 12/31/98 1/1/99 - 4/16/99** 1/1/98 - 12/31/98 1/1/99 - 4/16/99**
-----------------------------------------------------------------------------------------------------------------------------------
                   SHARES   AMOUNT   SHARES  AMOUNT      SHARES   AMOUNT   SHARES   AMOUNT     SHARES    AMOUNT   SHARES    AMOUNT
Shares Sold             2       $20       -   $   -         24      $279        -       $5         22      $277        4        $71
Shares Reinvested       -         -       -       -         11        98        -        -          -         -        -          -
Shares Redeemed         -         -      (4)    (35)       (10)     (117)     (42)    (365)       (21)     (291)     (12)      (228)
Net Increase/
 (Decrease)             2        20      (4)    (35)        25       260      (42)    (360)         1       (14)      (8)      (157)

-----------------------------------------------------------------------------------------------------------------------------------
                              MICROCAP GROWTH                   MIDCAP OPPORTUNITIES                      PARTNERS
CLASS A           1/1/98 - 12/31/98 1/1/99 - 6/30/99    1/1/98 - 12/31/98 1/1/99 - 6/30/99  1/1/98 - 12/31/98 1/1/99 - 6/30/99
-----------------------------------------------------------------------------------------------------------------------------------
                   SHARES   AMOUNT   SHARES   AMOUNT     SHARES   AMOUNT   SHARES   AMOUNT     SHARES   AMOUNT    SHARES  AMOUNT
Shares Sold        14,939  $213,493   5,232  $79,326     7,689  $105,065    4,665  $71,297      3,638   $56,348    1,599 $18,667
Shares Reinvested       -         -       -        -       931    11,976        -        -        263     3,912        -       -
Shares Issued*          -         -       -        -         -         -        -        -        310     4,608        -       -
Shares Redeemed   (15,604) (223,561) (6,823)(101,375)  (17,613) (240,743)  (6,423) (96,877)   (11,828) (178,562)  (3,108)(35,955)
Net Increase/
 (Decrease)          (665)  (10,068) (1,591) (22,049)   (8,993) (123,702)  (1,758) (25,580)    (7,617) (113,694)  (1,509)(17,288)

CLASS C            1/1/98 - 12/31/98 1/1/99 - 4/16/99**  1/1/98 - 12/31/98 1/1/99 - 4/16/99** 1/1/98 - 12/31/98 1/1/99 - 4/16/99**
-----------------------------------------------------------------------------------------------------------------------------------
                   SHARES    AMOUNT   SHARES  AMOUNT     SHARES   AMOUNT   SHARES   AMOUNT     SHARES    AMOUNT   SHARES  AMOUNT
Shares Sold            37      $584       1      $19        88    $1,152        3      $46          2       $25        -   $   -
Shares Reinvested       -         -       -        -        11       135        -        -          1        14        -       -
Shares Issued*          -         -       -        -         -         -        -        -          3        37        -       -
Shares Redeemed       (95)   (1,243)    (42)    (607)      (36)     (482)    (169)  (2,551)       (54)     (804)     (12)   (134)
Net Increase/
 (Decrease)           (58)     (659)    (41)    (588)       63       805     (166)  (2,505)       (48)     (728)     (12)   (134)

--------------------------------------------------------
                              VALUE + GROWTH
CLASS A            1/1/98 - 12/31/98 1/1/99 - 6/30/99
--------------------------------------------------------
                    SHARES   AMOUNT   SHARES   AMOUNT
Shares Sold         9,535  $243,579   4,545  $126,725
Shares Reinvested   3,151    75,308       -        -
Shares Redeemed   (19,034) (480,538) (7,705) (214,436)
Net Increase/
 (Decrease)        (6,348) (161,651) (3,160)  (87,711)


CLASS C            1/1/98 - 12/31/98 1/1/99 - 4/16/99**
--------------------------------------------------------
                   SHARES   AMOUNT   SHARES   AMOUNT
Shares Sold            22      $531       1       $16
Shares Reinvested       8       185       -         -
Shares Redeemed       (21)     (496)    (64)   (1,711)
Net Increase/
 (Decrease)             9       220     (63)   (1,695)

                             * Shares issued in connection with tax-free merger ** Effective April 16, 1999, the Funds liquidated
                                Class C shares

                                                                        RS FUNDS

NOTE 3 TRANSACTIONS WITH AFFILIATES:


a. ADVISORY FEES AND EXPENSE LIMITATION:
Under the terms of advisory agreements, which are reviewed and approved annually by the Board of Trustees, after an initial two-year term, the Funds pay RS Investment Management, L.P. ("RSIM, L.P.") or RS Investment Management, Inc. ("RSIM, Inc.") an investment advisory fee calculated at an annual rate of the average daily net assets of the Funds as disclosed below.

                                                      INVESTMENT
FUND                                               ADVISORY FEES
-----------------------------------------------------------------
The Contrarian Fund-TM-                                    1.50%
Diversified Growth                                         1.00%
Emerging Growth                                            1.00%
Global Natural Resources                                   1.00%
Global Value                                               1.00%
The Information Age Fund-TM-                               1.00%
MicroCap Growth                                            1.25%
MidCap Opportunities                                       1.00%
Partners                                                   1.25%
Value + Growth                                             1.00%
------------------------------------------------------------------


RSIM, L.P. and RSIM, Inc. may voluntarily agree to waive any annual operating expenses, excluding interest, taxes, deferred organizational and extraordinary expenses, and dividend expenses related to short sales, of the Funds exceeding the annual expense ratio of any Fund.

RSIM, L.P. and RSIM, Inc. may recoup waived or reimbursed operating expenses over the succeeding two years, subject to expense limitations then applicable to the Funds.

During the period ended June 30, 1999, RSIM, L.P. and RSIM, Inc. recouped the following amounts:

FUND
-----------------------------------------------------------------
The Contrarian Fund-TM-                                         -
Diversified Growth                                         60,668
Emerging Growth                                                 -
Global Natural Resources                                   66,225
Global Value                                               12,669
The Information Age Fund-TM-                                    -
MicroCap Growth                                            13,464
MidCap Opportunities                                            -
Partners                                                        -
Value + Growth                                                  -
-----------------------------------------------------------------

At June 30, 1999, the balance of recoupable expenses for each fund was:

FUND                             1997       1998      1999      TOTAL
-----------------------------------------------------------------------
The Contrarian Fund-TM-               -          -         -          -
Diversified Growth               65,809     46,618         -    112,427
Emerging Growth                       -          -         -          -
Global Natural Resources              -     75,484         -     75,484
Global Value                    151,029    175,876         -    326,905
The Information Age Fund-TM-          -          -         -          -
MicroCap Growth                 260,588    104,172         -    364,760
MidCap Opportunities          1,235,367    853,895   120,329  2,209,591
Partners                          1,746    236,741   165,204    403,691
Value + Growth                        -          -         -          -
-----------------------------------------------------------------------


At June 30, 1999, affiliates of the Funds held 26.28% of Global Value's total outstanding shares for a total of 189,638 shares with a value of $1,778,808.

b. COMPENSATION OF TRUSTEES AND OFFICERS:

Trustees and officers of the Funds who are affiliated persons receive no compensation from the Funds. Trustees of the Funds who are not interested persons of the Trust, as defined in the 1940 Act, did collectively receive compensation and reimbursement of expenses for the period ended June 30, 1999.

c. DISTRIBUTION FEES:

Provident Distributors, Inc. ("Provident"), a non-affiliate, has been designated as the Funds' distributor, as of 12/31/98. Prior to such date, Edgewood Services, Inc., also a non-affiliate, was the Funds' distributor.

The Funds have entered into agreements with Provident for distribution services with respect to its shares and adopted Plans of Distribution pursuant to Rule 12b-1 under the 1940 Act, where continuance is reviewed annually by the Funds' Board of Trustees. Under these Plans, Provident is compensated for services in such capacity including its expenses in connection with the promotion and distribution of the Funds. RSIM, L.P. and RSIM, Inc. or its affiliates provide certain services to Provident in respect of the promotion of the Funds' shares and are compensated by Provident for those services. The distribution fees are calculated at annual rates based on the average daily net assets for each Fund. The following chart details the rate at which each fund paid fees under the plans (calculated as a percentage of the average daily net assets).

FUND                                                   12b-1 FEE
-----------------------------------------------------------------
The Contrarian Fund-TM-                                    0.25%
Diversified Growth                                         0.25%
Emerging Growth                                            0.25%
Global Natural Resources                                   0.25%
Global Value                                               0.25%
The Information Age Fund-TM-                               0.25%
MicroCap Growth                                            0.25%
MidCap Opportunities                                       0.25%
Partners                                                   0.25%
Value + Growth                                             0.25%
-----------------------------------------------------------------

SEMIANNUAL REPORT


COST OF INVESTMENTS AND PROCEEDS FROM SECURITIES SOLD SHORT (SEE NOTE 4a BELOW)

------------------------------------------------------------------------------------------------------------------------------------
                                                           ACCUMULATED UNREALIZED
                            COST OF INVESTMENTS/        APPRECIATION/DEPRECIATION
                                     PROCEEDS OF               ON INVESTMENTS AND       GROSS UNREALIZED           GROSS UNREALIZED
FUND                       SECURITIES SOLD SHORT            SECURITIES SOLD SHORT           APPRECIATION               DEPRECIATION
------------------------------------------------------------------------------------------------------------------------------------
The Contrarian Fund-TM-             $169,231,710                    $(69,353,432)            $43,580,332               $112,933,764
Diversified Growth                    78,234,515                      18,664,338              21,923,417                  3,259,079
Emerging Growth                      779,446,937                     231,836,491             253,406,933                 21,570,442
Global Natural Resources              32,717,633                       2,140,695               5,952,227                  3,811,532
Global Value                           5,514,858                         872,654               1,025,660                    153,006
The Information Age Fund-TM-         122,600,613                      68,546,798              69,842,744                  1,295,946
MicroCap Growth                       62,981,542                      23,133,922              30,274,974                  7,141,052
MidCap Opportunities                 170,035,053                      27,605,610              37,787,465                 10,181,855
Partners                              33,309,213                        (234,147)              3,973,834                  4,207,981
Value + Growth                       427,725,974                     242,662,502             243,874,940                  1,212,438
------------------------------------------------------------------------------------------------------------------------------------

NOTE 4   INVESTMENTS:

a. TAX BASIS OF INVESTMENTS:

The cost of investments purchased and proceeds of securities sold short for federal income tax purposes at June 30, 1999, for each Fund is listed above. The net unrealized appreciation/depreciation on investments and securities sold short which consists of gross unrealized appreciation and depreciation are also disclosed in the chart above.

b. INVESTMENT PURCHASES AND SALES:

The cost of investments purchased and the proceeds from investments sold (excluding options, securities sold short and short-term investments) for the period ended June 30, 1999, were as follows:

                             COST OF INVESTMENTS           PROCEEDS FROM
FUND                                   PURCHASED        INVESTMENTS SOLD
------------------------------------------------------------------------
The Contrarian Fund-TM-               62,834,274              62,429,087
Diversified Growth                   220,422,320             221,052,711
Emerging Growth                    1,057,459,331             723,805,056
Global Natural Resources              22,452,066              18,834,489
Global Value                           5,078,729               7,456,499
The Information Age Fund-TM-         258,836,416             254,175,291
MicroCap Growth                       35,427,840              61,968,090
MidCap Opportunities                 404,381,489             426,845,615
Partners                              16,047,044              34,285,275
Value + Growth                       347,704,199             449,957,497
------------------------------------------------------------------------

c. FOREIGN SECURITIES:

Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, revaluation of currencies, adverse political, social, and economic developments, and less reliable information about issuers. Moreover, securities of many foreign companies and markets may be less liquid and their prices more volatile than those of U.S. companies and markets.

d. SHORT SALES:

Short sales are transactions in which a fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The following Funds may sell securities short: The Contrarian Fund-TM-, Global Natural Resources, MicroCap Growth and Value + Growth. The Funds will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will typically realize a gain if the security declines in value between those dates. All short sales must be fully collateralized. The Funds maintain their collateral in a segregated account consisting of cash, equities, and/or U.S. government securities sufficient to collateralize the obligation on the short positions. The Funds may also sell short "against the box" (i.e., the Funds enter into a short sale as described above while holding an offsetting long position in the security which is sold short). If the Funds enter into a short sale against the box, they will hold an equivalent amount of the securities to cover their position while the short sale is outstanding. The Funds limit the value of short sale positions (excluding short sales against the box) to 25% (The Contrarian Fund-TM- is allowed up to 40%) of the Fund's total assets in short positions. For the six months ended June 30, 1999, the cost of investments purchased to cover short sales and proceeds from investments sold short were as follows:

                                                                        RS FUNDS

                            COST OF INVESTMENTS           PROCEEDS FROM
                                   PURCHASED TO             INVESTMENTS
FUND                          COVER SHORT SELLS              SOLD SHORT
-----------------------------------------------------------------------
The Contrarian Fund-TM-              35,023,840              36,776,798
Diversified Growth                   12,133,431               9,366,188
Emerging Growth                               -                       -
Global Natural Resources                      -                       -
Global Value                                  -                       -
The Information Age Fund-TM-                  -                       -
MicroCap Growth                               -                       -
MidCap Opportunities                  5,771,515               7,038,836
Partners                                      -                       -
Value + Growth                                -                       -
-----------------------------------------------------------------------


e. RESTRICTED SECURITIES:

A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently reregistered and resold, the issuers would bear the expense of all registrations at no cost to the Fund. Restricted securities are valued according to the guidelines and procedures adopted by the Funds' Board of Trustees as outlined in
Note 1.a., paragraph 2. See detail of transactions in restricted securities below.

f. OPTIONS AND WARRANTS:

Options and warrants normally entitle the holder to purchase a proportionate amount of a particular class of the issuer's securities at a predetermined price during a specific period. When a fund is the writer of index or security options, the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised.

DIVERSIFIED GROWTH: WRITTEN OPTIONS

Transactions in written options for the six months ended June 30, 1999 were as follows:

                                                          NUMBER
                                   AMOUNT OF        OF CONTRACTS
                                    PREMIUMS            OPTIONED
----------------------------------------------------------------
Outstanding at 12/31/98        $    125,946               100.00
Options written                   5,877,554             6,400.00
Options expired                   (655,428)           (1,100.00)
Options exercised                         -                    -
Options closed                  (5,191,197)           (5,200.00)
----------------------------------------------------------------
Outstanding at 6/30/99         $    156,875               200.00
----------------------------------------------------------------

MIDCAP OPPORTUNITIES: WRITTEN OPTIONS

Transactions in written options for the six months ended June 30, 1999 were as follows:

                                                          NUMBER
                                   AMOUNT OF        OF CONTRACTS
                                    PREMIUMS            OPTIONED
----------------------------------------------------------------
Outstanding at 12/31/98        $    188,919               150.00
Options written                   2,633,547              3500.00
Options expired                   (391,162)             (650.00)
Options exercised                         -                    -
Options closed                  (2,289,179)            (2800.00)
----------------------------------------------------------------
Outstanding at 6/30/99         $    142,125              200.00
----------------------------------------------------------------

RESTRICTED SECURITIES
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      % OF FUNDS'
FUND                      SECURITY               SHARES/WARRANTS         COST           VALUE     ACQUISITION DATE     NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
The Contrarian Fund-TM-   African Minerals, Ltd.         698,422   $2,837,501        $103,367     4/25/97 - 5/7/98
---------------------------------------------------------------------------------------------------------------------------------
                                                                    2,837,501         103,367                               0.08%
---------------------------------------------------------------------------------------------------------------------------------

Diversified Growth        New Frontier Media, Inc.       500,000    1,000,000       3,262,500               3/5/99
                          Novavax, Inc.                  180,000      417,035         567,000              4/13/99
                          Novavax, Inc., Warrants         40,000       55,440          62,510              4/13/99
---------------------------------------------------------------------------------------------------------------------------------
                                                                    1,472,475       3,892,010                               3.94%
---------------------------------------------------------------------------------------------------------------------------------

Global Natural
Resources                 African Minerals, Ltd.         203,624      784,997          30,136     4/25/97 - 5/7/98
---------------------------------------------------------------------------------------------------------------------------------
                                                                      784,997          30,136                               0.09%
---------------------------------------------------------------------------------------------------------------------------------

MidCap Opportunities      Core Cap, Inc., Class A Common  75,000    1,500,000       1,045,500             10/29/97
                          Core Cap, Inc., Series A Pref   75,000    1,875,000       1,559,250             10/29/97
---------------------------------------------------------------------------------------------------------------------------------
                                                                    3,375,000       2,604,750                               1.32%
---------------------------------------------------------------------------------------------------------------------------------

SEMIANNUAL REPORT

                                                                        RF FUNDS

SEMIANNUAL REPORT


ADMINISTRATION

OFFICERS AND TRUSTEES

G. Randall Hecht, Trustee
   President

Leonard B. Auerbach, Trustee
   President and CEO, Center Capital
   Group, Inc. (an AIG member company)

John W. Glynn, Jr., Trustee
   Principal and Chairman of
   Glynn Capital Management

James K. Peterson, Trustee
   Former Director of Investment Man-
   agement of the IBM Retirement Funds

Steven M. Cohen
   Treasurer                                       The views expressed in this
                                                   report were those of the
Suzanne M. DuFrane                                 Funds' portfolio managers as
   Secretary                                       of the date specified, and
                                                   may not reflect the views of
                                                   the portfolio managers on the
INVESTMENT ADVISER                                 date they are first published
RS Investment Management, L.P.                     or at any other time
388 Market Street, Suite 200                       thereafter. RSIM and its
San Francisco, CA 94111                            affiliates may buy or sell
                                                   investments at any time for
RS Investment Management, Inc.                     the Funds, their other
(Emerging Growth Fund)                             clients or for their own
40 Tower Lane, Avon Park South                     accounts, and may not
Avon, Connecticut 06011                            necessarily do so in a manner
                                                   consistent with the views
DISTRIBUTOR                                        expressed in this report. The
Provident Distributors, Inc.                       prices at which they buy or
Four Falls Corporate Center, 6th Floor             sell investments may be
West Conshohocken, PA                              affected favorably by the
                                                   contents of this report or
TRANSFER AGENT AND DISBURSING AGENT                the timing of its
State Street Bank & Trust Company                  publication. THE VIEWS
c/o National Financial Data Services               EXPRESSED IN THIS REPORT ARE
Kansas City, MO                                    INTENDED TO ASSIST
1-800-624-8025                                     SHAREHOLDERS OF THE FUNDS IN
                                                   UNDERSTANDING THEIR
CUSTODIAN                                          INVESTMENT IN THE FUNDS AND
PFPC Trust Company                                 DO NOT CONSTITUTE INVESTMENT
Wilmington, DE                                     ADVICE; INVESTORS SHOULD
                                                   CONSULT THEIR OWN INVESTMENT
INDEPENDENT ACCOUNTANTS                            PROFESSIONALS AS TO THEIR
PricewaterhouseCoopers LLP                         INDIVIDUAL INVESTMENT
San Francisco, CA                                  PROGRAMS.

LEGAL COUNSEL
Ropes & Gray
Boston, MA

This report is submitted for the
information of shareholders of
the RS Funds. It is not
authorized for distribution to
prospective investors unless
preceded or accompanied by an
effective prospectus.



Published August 18, 1999

--------------------------------------------------------------------------------
MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENTAL ENTITY AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
--------------------------------------------------------------------------------

RS FUNDS


GROWTH                                          VALUE

Diversified Growth Fund                         The Contrarian Fund-TM-
FOCUSING ON SMALL-CAP COMPANIES                 SEEKING OUT OF FAVOR INVESTMENTS
Managed by John Wallace                         AND SHORTING OVERVALUED STOCKS
and John Seabern.                               Managed by a team of investment
                                                professionals at RS Investment
The computer quotation symbol is RSDGX.         Management.

Emerging Growth Fund                            The computer quotation symbol is
SEEKING TO INVEST IN AMERICA'S                  RSCOX.
MOST DYNAMIC, GROWTH-
ORIENTED COMPANIES                              Global Natural Resources Fund
Managed by Jim Callinan.                        PRIMARILY FOCUSING ON HARD ASSET
                                                COMPANIES
The computer quotation symbol is                Managed by Andy Pilara.
RSEGX.
                                                The computer quotation symbol is
The Information Age Fund-TM-                    RSNRX.
TARGETING INVESTMENTS IN THE
INFORMATION TECHNOLOGY SECTOR                   Global Value Fund
Managed by Ron Elijah and                       SEEKING UNDERVALUED INVESTMENTS
Rod Berry                                       WORLDWIDE
                                                Managed by Andy Pilara.
The computer quotation symbol is RSIFX.
                                                The computer quotation symbol is
MicroCap Growth Fund                            RSGAX.
FOCUSING ON COMPANIES WITH MARKET
CAPS OF $500 MILLION OR LESS                    Partners Fund
Managed by Dave Evans                           A SMALL-CAP FUND USING A CASH
and Rainerio Reyes.                             FLOW VALUE METHODOLOGY
                                                Managed by Andy Pilara.
The computer quotation symbol is RSMGX.
                                                The computer quotation symbol is
MidCap Opportunities Fund                       RSPFX.
SEEKING GROWTH IN MID-CAP
COMPANIES WHILE ATTEMPTING TO MODERATE RISK     Please read the prospectus to
Managed by John Wallace.                        learn about the Funds'
                                                objectives, investment policies,
The computer quotation symbol is RSMOX.         and the special risks associated
                                                with the RS Funds, including
Value + Growth Fund                             international investing,
A FUND SEEKING CAPITAL APPRECIATION             investing in smaller companies,
FOR THE LONG-TERM INVESTOR                      investing in a more limited
Managed by Ron Elijah.                          number of issuers and sectors or
The computer quotation symbol is RSVPX.         a particular sector, short
                                                selling, using options and
                                                futures, and investing in
                                                high-yielding, lower-quality
                                                debt securities.
FUND LISTINGS

Our Funds are listed in THE WALL
STREET JOURNAL, USA TODAY,
INVESTOR'S BUSINESS DAILY, and
most local newspapers under the
heading RS Funds.

[LOGO]                                                             Bulk Rate
RS INVESTMENT                                                     U.S. Postage
   MANAGEMENT                                                        PAID
                                                                  Permit #4118
388 Market Street, Suite 200                                   San Francisco, CA
San Francisco, California 94111